UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.)
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ARCH CAPITAL GROUP LTD.
(Name of Registrant as Specified In Its Charter)
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Arch

Arch Capital Group Ltd.

2026 PROXY STATEMENT

Notice of Annual General Meeting of Shareholders: **Tuesday, May 5, 2026**

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

T: (441) 278-9250

archgroup.com

March 24, 2026
Dear Fellow Shareholder,
You are cordially invited to attend the Arch Capital Group Ltd. 2026 Annual General Meeting of Shareholders (the “Annual
Meeting”), which will be held on Tuesday, May 5, 2026 at 12:00 p.m. local Bermuda time (11:00 a.m. Eastern Daylight
Time). The Annual Meeting will be held virtually via a live webcast. The Annual Meeting can be accessed directly at
virtualshareholdermeeting.com/ACGL2026. To log in to the Annual Meeting as a shareholder, a control number will be required. The control number can be found on your proxy card, voting instruction form or notice of internet availability
(the “Notice”). Any questions for the Annual Meeting must be submitted in advance to shareholderinfo@archgroup.com by 11:59 p.m. Eastern Daylight Time on May 1, 2026.
The attached Notice of the Annual Meeting and Proxy Statement provide important information about the meeting and will serve as your guide to the business to be conducted at the meeting. Your vote is very important to us. We urge you to read the accompanying materials regarding the matters to be voted on at the meeting and to submit your voting instructions by proxy. The Board of Directors recommends that you vote “FOR” each of the proposals 1 through 4.
You may submit your proxy either over the telephone or the internet. In addition, if you have requested or received a paper copy of the proxy materials, you can vote by marking, signing, dating and returning the proxy card or voter instruction form sent to you in the envelope accompanying the proxy materials.
Thank you for your continued support.
Sincerely,
Nicolas Papadopoulo
Chief Executive Officer

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

T: (441) 278-9250

archgroup.com

March 24, 2026
Fellow Shareholders,
On behalf of the Board of Directors, thank you for your continued confidence in Arch Capital Group Ltd. (“Arch Capital,”
“Arch,” or the “Company”). As we approach our 2026 Annual Meeting, I am pleased to share an overview of the progress made by the Company in 2025.
Delivering Strong Financial Performance
Overseeing Arch’s ability to consistently deliver long-term value to its shareholders is the primary focus of the Board. In
2025, Arch once again demonstrated the strength of its diversified platform, its commitment to underwriting specialty lines and its ability to deliver attractive risk-adjusted returns across market cycles. These principles have distinguished
Arch throughout its history and once again served its shareholders well by delivering $4.4 billion of net income and $3.7 billion of after-tax operating income* in 2025. Strong operating cash flows increased our invested assets to $47.4 billion at year-end, and should provide a stable, recurring earnings stream that enhances the group’s overall returns.
Disciplined and Opportunistic Capital Management
Arch management and the Board place great importance on effectively managing the capital entrusted to us. Together, we take a balanced approach to capital deployment focused on maximizing long-term shareholder value.
In 2025, strong earnings enabled repurchases of approximately $1.9 billion worth of Arch common shares—
demonstrating our commitment to returning capital to shareholders when market conditions limit our ability to deploy into our underwriting operations.
Continued Strategic Focus on Maximizing Shareholder Value
A strong strategic plan helps ground the enterprise on priorities that will shape future success. In 2025, Arch management and the Board continued work on the initiatives that will enable Arch to achieve its strategic vision of becoming the first-
choice global specialty (re)insurer.
Arch emphasizes continuous improvement of our data and analytical capabilities, which generate actionable insights in each operating unit, informing our underwriting and claims decisions.
In a rapidly evolving environment, strategic alignment between the Board and management helps provide focus on what matters most: building a stronger, more agile and more innovative Arch to drive success in the years ahead.
Commitment to Shareholder Engagement
We value open and ongoing dialogue with our shareholders. Throughout 2025, the Board and management engaged with our investors on topics including strategy execution, market conditions, risk management, human capital and our executive compensation program. These discussions generated input that has informed our governance and compensation decisions and reinforced our commitment to transparency and long-term value creation.
Board Composition and Governance to Support Long-Term Success
Overall, our Board’s skill sets are closely aligned with our strategic priorities, and we believe our directors possess the right experience, skills and backgrounds to effectively oversee our business strategy as it evolves. Our directors bring deep experience in areas such as specialty underwriting, capital markets, investment management, international operations, risk management and technology, including artificial intelligence (“AI”). These skills are critical for overseeing a company competing across multiple underwriting cycles, industries and geographies.
We remain committed to maintaining a Board and a governance structure that support Arch’s strategy, align with shareholder interests, and reflect a broad mix of professional backgrounds, independence and industry knowledge. Last year, Alexander Moczarski, who brings extensive insurance industry experience, joined our Board.
In addition, John Vollaro will not stand for re-election at the Annual Meeting. John has been a long-standing and valued member of the Board since 2009, and we are incredibly grateful for his years of service.
Looking Ahead
Arch enters 2026 from a position of strength: strong earnings momentum, a well-diversified global platform, disciplined underwriting and a leadership team committed to creating long-term value. Market cycles will evolve, but the Board is confident Arch’s operating model and strategic principles position the Company to continue delivering superior risk-
adjusted returns for its shareholders.
The Board remains dedicated to fostering effective leadership and upholding rigorous governance practices. We invite you to attend the 2026 Annual Meeting of shareholders and thank you for your continued support and investment in
Arch Capital Group Ltd.
Sincerely,
John Pasquesi
Chair
* See “Annex B—Non-GAAP Financial Measures.”

4	| 2026 PROXY STATEMENT
NOTICE OF 2026 ANNUAL GENERAL
MEETING OF SHAREHOLDERS
When:Tuesday, May 5, 2026 at 12:00 p.m. local Bermuda time (11:00 a.m. Eastern
Daylight Time)
Where: virtualshareholdermeeting.com/ACGL2026
We are pleased to invite you to the Arch Capital
Group Ltd. Annual Meeting, which will be held virtually.
Items of Business:
1.Elect three Class I Directors to serve for a term of
three years and until their respective successors are
duly elected and qualified or their earlier resignation
or removal (Item 1);
2.Advisory vote to approve named executive officer
(“NEO”) compensation (Item 2);
3.Appointment of PricewaterhouseCoopers LLP as our
independent registered public accounting firm for
the year ending December 31, 2026 (Item 3);
4.Elect certain individuals as Designated Company
Directors of certain of our non-U.S. subsidiaries, as
required by our bye-laws (Item 4); and
5.Conduct other business if properly raised before the
meeting or any adjournment thereof.
You are eligible to vote if you were a shareholder of
record at the close of business on March 9, 2026.

Conyers Corporate Services (Bermuda) Limited Secretary
Hamilton, Bermuda
March 24, 2026
Voting Information
Ensure that your shares are represented at the 2026
Annual Meeting by voting in one of several ways:

VIA THE INTERNET at proxyvote.com.
BY TELEPHONE using the toll-free telephone number 800-690-6903.
BY MAIL complete your proxy card and mail it in the postage-paid envelope provided to vote.
ON YOUR MOBILE DEVICE scan the QR Code located on your proxy card.
Attend the virtual meeting to vote (see “Annual Meeting Attendance” in “Annex A—General Information”).

Important Notice Regarding the Annual Meeting
You are entitled to attend the virtual Annual
Meeting only if you were a shareholder of record
as of the record date for the Annual Meeting, or
March 9, 2026 (the “Record Date”), or you hold a
valid proxy for the Annual Meeting. You may vote
during the Annual Meeting using your 16-digit
control number to enter the meeting. If you are
not a shareholder of record but hold shares as a
beneficial owner in street name, you may be
required to provide proof of beneficial ownership,
such as your most recent account statement as of
the Record Date, a copy of the voting instruction
form provided by your broker, bank, trustee, or
nominee, or other similar evidence of ownership.

Any questions for the Annual Meeting must be submitted in advance to shareholderinfo@archgroup.com by 11:59 p.m. Eastern Daylight Time on May 1, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Statement and 2025 Annual Report are available at
proxyvote.com. On or about March 24, 2026, we expect to
mail to our shareholders a Notice containing instructions on how to access our proxy materials, including our Proxy
Statement and 2025 Annual Report. The Notice also will
instruct you on how to access and submit your proxy through
the internet, by phone or with your mobile device.

2026 PROXY STATEMENT |	5
TABLE OF CONTENTS

SAFE HARBOR STATEMENT	6	COMPENSATION (continued)
PROXY SUMMARY	7	2025 Performance at a Glance	40
Item 1—Election of Directors	7	Long-Term Performance	41
Item 2—Advisory Vote to Approve Named Executive Officer Compensation	8	Executive Compensation Philosophy	43
Item 3—Appointment of Independent Registered Public Accounting Firm	9	Shareholder Engagement and Results of Say-on- Pay Votes	44
Item 4—Election of Subsidiary Directors	9	How We Make Compensation Decisions	45
Sustainability Practices	10	Elements of Compensation Program	47
General Information	11	2025 Compensation Decisions for Named Executive Officers	53
Learn More About Our Company	11	2026 Long-Term Incentive Awards	60
GOVERNANCE	12	Additional Compensation Policies and Practices	60
Item 1—Election of Directors	12	Tax Considerations	62
Board	12	Report of the Compensation and Human Capital Committee on the Compensation Discussion and Analysis	62
Committees of the Board	16	Executive Compensation Tables	63
Nominees	18	Pay for Performance	72
Appointed Directors, Continuing Directors and Senior Management	20	Pay Ratio	76
Director Compensation	26	Employment Arrangements	76
Certain Relationships and Related Person Transactions	29	AUDIT MATTERS	81
SHARE OWNERSHIP	31	Report of the Audit Committee of the Board	81
Security Ownership of Certain Beneficial Owners and Management	31	Principal Auditor Fees and Services	82
Common Shares	31	Item 3—Appointment of Independent Registered Public Accounting Firm	83
Preferred Shares	34
Delinquent Section 16(a) Reports	34	SUBSIDIARY DIRECTORS	84
COMPENSATION	35	Item 4—Election of Subsidiary Directors	84
Item 2—Advisory Vote to Approve Named Executive Officer Compensation	35	Nominees	84
Compensation Discussion and Analysis	35	ANNEX A—GENERAL INFORMATION	A-1
Executive Summary	36	ANNEX B—NON-GAAP FINANCIAL MEASURES	B-1
Strong Link Between Pay and Performance	39

6	| 2026 PROXY STATEMENT
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 (“PSLRA”) provides a “safe harbor” for forward-looking statements.
This document includes forward-looking statements, which reflect our current views with respect to future events and financial performance, and other information that is not historical information. All statements other than statements of historical fact included in or incorporated by reference into this document are forward-looking statements. Forward-
looking statements, for purposes of the PSLRA or otherwise, can generally be identified by the use of forward-looking terminology such as “should,” “could,” “plans,” “projects,” “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,”
“believe” or “continue” and other words or statements of similar meaning or their negative version. Forward-looking statements involve our current assessment of risks and uncertainties beyond management’s control. Actual events and results may differ materially from those expressed or implied in these statements. Important factors that could cause actual events or results to differ materially from those indicated in such statements are discussed in our periodic reports filed with the Securities and Exchange Commission (“SEC”), including in the risk factor section of our 2025 Annual Report on Form 10-K. Our forward-looking statements speak only as of the date on which they are made, and such forward looking statements and all subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You are cautioned not to put undue reliance on these forward-looking statements.

2026 PROXY STATEMENT |	7
PROXY SUMMARY
This summary highlights information contained in the Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. As used in this report, “we,” “us,” “our,” “Arch” or the “Company” refer to the consolidated operations of Arch Capital and its subsidiaries. For more complete information regarding the Company’s 2025 performance, please review the Company’s
Annual Report on Form 10-K for the year ended December 31, 2025 (“2025 Annual Report”).

Our Board’s Recommendation
ITEM 1—Election of Directors (page 12)	FOR Each Director Nominee
DIRECTOR NOMINEES
The Board is comprised of 12 members, divided into three classes, serving staggered three-year terms. The Board intends to present for action at the Annual Meeting the election of the following Class I directors for a term of three years and until their respective successors are duly elected and qualified or their earlier resignation or removal:

Nominee Name	Director Since	Primary Occupation and Expertise
Francis Ebong	2021	■ ■	Chief Service Experience Officer at PayPal Strong background in technology and innovation
Eileen Mallesch	2021	■ ■
Former Senior Vice President and Chief Financial Officer for Nationwide’s
Property and Casualty segment
Broad finance and business strategy expertise in the insurance, telecommunications and consumer products industries

Brian S. Posner	2010	■ ■	Founder and President of Point Rider Group Strong background in strategic and financial insights
BOARD COMPOSITION AND REFRESHMENT
Our Board represents a broad range of rich expertise,
experience and perspectives, as well as a mix of tenure of
service on the Board. We undertake a robust Board
succession planning and refreshment process, which is
informed by feedback from our Board evaluation and
designed to refresh and enhance the skills on our Board.
For example, since 2021 our comprehensive refreshment
process has led to the following Board composition
changes of non-employee directors:

8	| 2026 PROXY STATEMENT

2021	2024	2025

Francis Ebong	Daniel J. Houston	Alexander Moczarski
■ Extensive operational experience and technology management skills	■ Extensive experience in the financial services industry	■ Insurance executive with an extensive background in international business
Eileen Mallesch	Neal Triplett
■ Extensive senior management and operating experience in the insurance industry	■ Sophisticated investment expertise and deep financial services knowledge
Since 2021 and through the Annual Meeting, four non-employee directors and one employee director who served an average of 10.9 years have retired, resigned or did not stand for re-election.

Our Board’s Recommendation
ITEM 2—Advisory Vote to Approve Named Executive Officer Compensation (page 35)	FOR
COMPENSATION DISCUSSION AND ANALYSIS (see “Executive Summary”)
Another Year of Outstanding Performance
In 2025, we delivered another year of strong financial
results and continued to execute our strategic agenda
with precision. Our ability to consistently generate
superior results drives shareholder value. Our Total
Shareholder Return (“TSR”) performance is shown below.

2026 PROXY STATEMENT |	9
Aligning Executive Pay with Company Performance
Our executive compensation program directly links pay to Company performance and aligns the interests of our executives with those of our shareholders, as described below and in our Compensation Discussion and Analysis.

Element	2025 Financial Goal Achievement
Short-Term Annual Cash Incentive	■ ■
Based on achievement of annualized net income return on average common equity (“ROE”).
Superior performance relative to our demanding internal financial targets, resulted in a final payout factor of 200.0% of target for our CEO and 189.8% on average for our other NEOs.

Long-Term Incentive Performance Shares	■ ■
Based on absolute growth in tangible book value per share over a three-year period, supplemented by a TSR modifier.
Superior performance relative to our financial goals and results versus our peers, resulted in a final payout of 200% of the performance shares granted in February 2023 for the 2023-2025 performance period.

Shareholder Engagement
■We remain committed to listening to our
shareholders as we continually review and evaluate
our compensation programs, governance and other
matters. Through proactive outreach efforts led by
our Investor Relations team and business leaders, we
engage with our shareholders to seek their input,
stay well-informed about their perspectives, and help
improve their understanding of our business.
■Over the past year, both Board members and
members of senior management have engaged in
discussions with shareholders representing a
significant portion of our issued and outstanding
common shares. These discussions covered a broad
spectrum of matters, including our executive
compensation program and corporate governance,
and feedback has been widely positive, with no
significant concerns raised.

Our Board’s Recommendation
ITEM 3—Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm (page 83)	FOR
Our Board’s Recommendation
ITEM 4—Election of Designated Company Directors of Certain Non-U.S. Subsidiaries (page 84)	FOR

10	| 2026 PROXY STATEMENT
SUSTAINABILITY PRACTICES
Creating long-term shareholder value is our priority, and our strategy is anchored in five key impact areas (shown below)
that support and sustain our business over time. We deliver thoughtful services and insurance solutions to support our clients through major losses and improve their resilience. We believe that future success depends, among other factors, on the engagement of our employees, the way we interact with customers and society, and our collective efforts to protect and advance global sustainability.
Our Board regularly reviews and is responsible for our long-term business strategy and the pursuit of long-term shareholder value, working closely with management to define our strategic objectives. As part of this integrated approach, we consider material risks and opportunities that support Arch’s long-term sustainability. Within our Board structure, committees—including Audit, Compensation and Human Capital, Finance, Investment and Risk, Nominating
and Governance, and Underwriting Oversight—focus on key risks and opportunities to drive lasting success. For additional details, please refer to the “Board” section of this Proxy Statement and our sustainability report at
archgroup.com/sustainability-governance/documents/. No information on our website is incorporated herein by reference.
Impact Areas that Drive Our Sustainability:

OUR BUSINESS	OUR OPERATIONS	OUR INVESTING	OUR PEOPLE	OUR COMMUNITIES
We offer services and
insurance coverages that
support our clients through
major loss and improve
their resiliency; we
integrate sustainability
factors into our
underwriting to reduce risk
and capture opportunities
for stakeholder benefit.

We actively manage
sustainability risks and
embed compliance,
transparency,
cybersecurity and
resilience across our
operations, protecting our
people and customers who
entrust us with their
personal information and
business interests.
		We believe incorporating certain nonfinancial sustainability factors into investment selection and risk management can potentially enhance long- term investment returns.	We are committed to investing in our employees’ personal and professional success and creating long- term sustainable growth for our organization.	We strive to make a meaningful impact by investing in our communities, a trait ingrained in Arch’s core values and woven into the fabric of our corporate culture.

2026 PROXY STATEMENT |	11

GENERAL INFORMATIONSee page A-1
Please see “Annex A—General Information” for important
information about the proxy materials, voting, the 2026
Annual Meeting, Company documents, communications
and the deadlines to submit shareholder proposals and
director nominees for the 2027 annual general meeting.

LEARN MORE ABOUT OUR COMPANY
You can learn more about the Company by visiting:

■	Our website—archgroup.com	■	Proxy website—proxyvote.com, which includes this Proxy Statement and our 2025 Annual Report.

12	| 2026 PROXY STATEMENT
GOVERNANCE
ITEM 1—ELECTION OF
DIRECTORS
Our Board is composed of 12 members, divided into three
classes, serving staggered three-year terms. The Board
intends to present for action at the Annual Meeting the
election of Francis Ebong, Eileen Mallesch and Brian S.
Posner to serve as Class I Directors for a term of three
years and until their respective successors are duly
elected and qualified or their earlier resignation or
removal. Such nominees were recommended by the
Nominating and Governance Committee for approval by
the Board. Unless authority to vote for these nominees is
withheld, the enclosed proxy will be voted for these
nominees, except that the persons designated as proxies
reserve discretion to cast their votes for other persons in
the unanticipated event that any of these nominees is
unable or declines to serve.
After approximately 17 years of service on the Board,
John D. Vollaro, a current Class I Director, will not stand
for re-election following the completion of his current
term.
Board
Leadership Structure
The Board reviews the Company’s leadership structure
from time to time. The Board has determined that a split
in the role of Chair of the Board and CEO is appropriate
and in the best interests of the Company’s shareholders.
The Board has also determined that the role of
independent lead director is not currently necessary as
our Chair of the Board, Mr. Pasquesi, is independent as
defined under the applicable listing standards of The
Nasdaq Stock Market LLC (“Nasdaq”).
Several factors contribute to our strong and independent
Board. All directors, with the exception of Messrs.
Papadopoulo and Vollaro, are independent as defined
under the applicable listing standards of Nasdaq, and the
Audit, Compensation and Human Capital and Nominating
and Governance Committees of our Board are composed
entirely of independent directors. The Company’s
independent directors bring experience, oversight and
expertise from many industries, including the insurance
industry. In addition to feedback provided during the
course of Board meetings, the independent directors
regularly meet in executive session without management
present and have regular access to our management
team.
Board Structure
Our Board has reviewed its classified board structure and
continues to believe that this structure provides stability
and continuity in the Board’s membership and in the
direction it provides to the Company’s management. This
approach promotes a long-term perspective to our
strategy and has proved beneficial to our management in
establishing the Company’s short- and long-term
priorities. We believe that a classified election process
remains in the best interests of our shareholders.
Board Independence and Composition
Our Board has concluded that the following 10 non-
employee directors, including our Chair, are independent
in accordance with the director independence standards
set forth in Nasdaq rules: John L. Bunce, Francis Ebong,
Laurie S. Goodman, Daniel J. Houston, Moira Kilcoyne,
Eileen Mallesch, Alexander Moczarski, John M. Pasquesi,
Brian S. Posner and Neal Triplett. In making these
independence determinations, the Board reviewed the
relevant relationships with the directors set forth under
the caption “Certain Relationships and Related Person
Transactions,” including ordinary course transactions not
meeting the disclosure threshold with insurers, reinsurers
and producers in which a director or a fund affiliated with
any of our directors maintained at least a 10% ownership
interest. Specifically, the Board’s independence
determinations included reviewing our contribution made
to a non-profit organization where Ms. Goodman serves
as a fellow (but not as an executive officer). Payment to
this non-profit organization constituted less than the
greater of $200,000 or 1% of that organization’s annual
consolidated gross revenues during its last completed
fiscal year.

2026 PROXY STATEMENT |	13
The Company does not set specific term limits on director service and believes that a mix of director tenures strengthens the Board’s effectiveness. Longer tenured directors possess experience and institutional knowledge, while newer directors bring fresh perspectives. Of our 12 directors, the average director tenure is approximately 9.1 years as shown below:

Independence	Tenure	Age

Average
Tenure
9.1 years
6
2
4
5 or fewer years
6 to 10 years
More than 10 years

Average
Age
64.9 years
3
1
1
1
6
40s
70s
50s
80s
60s

Skills and Experience
The Nominating and Governance Committee is
responsible for identifying individuals qualified to become
directors and recommending to the Board the director
nominees for consideration at each annual general
meeting of shareholders. In general, the Committee will
look for new members, possessing superior business
judgment and integrity who have distinguished
themselves in their chosen fields of endeavor and who
have knowledge and experience in the areas of insurance,
reinsurance or other aspects of our business, operations
or activities, as well as knowledge of the business
environments in the jurisdictions in which we currently
operate or intend to operate in the future. The Company
endeavors to maintain a board representing a broad
spectrum of expertise, backgrounds, perspectives and
experience.
Our Corporate Governance Guidelines provide that the
Nominating and Governance Committee’s assessment of
new Board candidates will include consideration of the
members’ qualifications and their independence, as well
as consideration of their skills and experience in the
context of the needs of the Board. In addition, although
the Board considers diversity of viewpoints, expertise and
experience, the Board does not have a formal diversity
policy.
Board Refreshment. The Board is committed to effective
refreshment that is reflective of the Company’s evolving
strategy, and to having a diversity of perspectives, skills
and experiences on our Board that align with our
strategy. With succession planning and bench strength in
mind, the Board first identifies desired skill sets to
enhance the effectiveness of our Board and from time to
time may retain a search firm to help identify and
evaluate possible candidates through a comprehensive
recruitment process.
In its ongoing efforts to refresh Board composition, our
Nominating and Governance Committee evaluates a
broad pool of director candidates based upon the desired
skills, qualities and attributes. For example, following this work, the Board added four directors in 2024 and 2025:
Mr. Houston, a seasoned executive with extensive
experience in the financial services industry; Mr. Triplett, an accomplished investment professional with
sophisticated investment expertise and deep financial
services knowledge; Mr. Papadopoulo, our CEO who is an
experienced leader with broad insurance industry
background and in-depth knowledge of our operations;
and Mr. Moczarski, an insurance executive with an
extensive background in international business.

14	| 2026 PROXY STATEMENT
Over-boarding. Our Corporate Governance Guidelines
and Code of Business Conduct require directors to advise
the Board through the Chair of the Board or the Chair of
the Nominating and Governance Committee in advance
of accepting an invitation to serve on another company
board, or to serve as an employee, advisor or consultant
of any mortgage enterprise (mortgage broker, lender,
originator, seller or servicer of 1-4 unit residential
mortgages or any other entity to which a master policy
has been issued) or any competitor of the Company,
whether public or private. A proposed director position is
reviewed to ensure that the new role will not interfere
with the director’s ability to discharge his or her duties to the Company. In addition, the Board has implemented a
practice prohibiting directors from serving on more than
three other public company boards.
Role in Risk Oversight
Our Board, as a whole and also at the committee level,
has an active role in overseeing management of the
Company’s risks. The Board regularly reviews information
regarding the Company’s business and operations,
including underwriting, investments, capital
management, liquidity, financial reporting and
compliance, as well as the risks associated with these
activities.
As outlined below, Committees of the Board help oversee
the business and operations of the Company:

Audit Committee	Oversees management of financial reporting, compliance and operational risks.
Compensation and Human Capital Committee	Oversees the management of risks relating to the Company’s compensation plans and arrangements, retention of personnel and succession planning with regard to members of our Executive Leadership Team.
Executive Committee	Oversees and directs the business and affairs of the Company in intervals between meetings of the Board.
Finance, Investment and Risk Committee	Oversees risks relating to the financial, investment and other risk affairs of the Company.
Nominating and Governance Committee	Oversees risks associated with the composition of the Board, corporate governance, sustainability matters and succession planning relating to our CEO.
Underwriting Oversight Committee	Oversees risks relating to our underwriting activities, including with respect to accumulations and aggregations of exposures in our insurance, reinsurance and mortgage businesses.

2026 PROXY STATEMENT |	15
Cybersecurity Risk Oversight
We prioritize the management of cybersecurity risk and
the protection of information across our enterprise. The
Audit Committee of the Board oversees the Board’s
responsibilities relating to the operational (including
information technology (“IT”), business continuity and
data security) risk affairs of the Company. Our Audit
Committee is informed of such risks through quarterly
reports from our Chief Information Officer and Chief
Operations Officer with input from our Chief Information
Security Officer.
Code of Business Conduct, Committee
Charters, Corporate Governance
Guidelines and Insider Trading Policy
We have adopted a Code of Business Conduct, which
describes our ethical principles, and the charters of
responsibilities for all of our standing Board committees.
We have also adopted Corporate Governance Guidelines
that cover issues such as executive sessions of our Board,
director qualification and independence requirements,
director responsibilities, access to management,
evaluations and communications with the Board in order
to help maintain effective corporate governance of the
Company. The full text of our Code of Business Conduct,
each Committee Charter and our Corporate Governance
Guidelines are available on the Company’s website,
archgroup.com. None of the material on our website is
incorporated herein by reference.
We have adopted insider trading policies and procedures
governing the purchase, sale and other dispositions of the
Company’s securities by our directors, officers and
employees that are reasonably designed to promote
compliance with insider trading laws, rules and
regulations (the “Insider Trading Policy”). It is also the
policy of the Company to comply with applicable
securities laws when transacting in its own securities.
Meetings
The Board held five meetings during 2025. Each director
attended 75% or more of all meetings of the Board and
any committees on which the director served during
2025. Directors are encouraged, but not required, to
attend our annual general meeting of shareholders. 11
out of 12 of our then-current directors attended the 2025
annual general meeting.
Communications with the Board
Shareholders may communicate with the Board or any of
the directors by sending written communications
addressed to the Board or any of the directors, to:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention: Secretary
E-Mail: shareholderinfo@archgroup.com
Shareholder communications will be compiled as
appropriate by the Secretary for review by the Board.

16	| 2026 PROXY STATEMENT
Committees of the Board

Director	Audit	Compensation and Human Capital	Executive	Finance, Investment and Risk	Nominating and Governance	Underwriting Oversight
John L. Bunce			■	■	Chair
Francis Ebong	■	■			■
Laurie S. Goodman	■				■	Chair
Daniel J. Houston		■			■
Moira Kilcoyne	■	Chair			■
Eileen Mallesch	Chair					■
Alexander Moczarski		■				■
Nicolas Papadopoulo			■
John M. Pasquesi			Chair	■		■
Brian S. Posner		■		Chair
Neal Triplett				■		■
John D. Vollaro				■		■

Audit Committee
The Audit Committee of the Board assists the Board in
monitoring (1) the integrity of our financial statements,
(2) the qualifications and independence of the
independent registered public accounting firm, (3) the
performance of our internal audit function and
independent registered public accounting firm and (4) the
compliance by the Company with legal and regulatory
requirements applicable to financial statements and
accounting and financial reporting processes. The Audit
Committee is involved in the selection of the audit
engagement partner and also oversees the Board’s
responsibilities relating to the operational (including IT,
business continuity and data security) risk affairs of the
Company.
All Audit Committee members are considered
independent under the listing standards of Nasdaq
governing the qualifications of the members of audit
committees and the independence requirements under
Rule 10A-3 of the Securities Exchange Act of 1934, as
amended (the “Exchange Act”). The Board has
determined that two of the four members of the Audit
Committee, Mss. Goodman and Mallesch, qualify as an
“audit committee financial expert” under the rules of the
SEC. The Audit Committee held five meetings during
2025, in addition to several informational meetings.
Compensation and Human Capital
Committee
The Compensation and Human Capital Committee of the
Board approves the compensation of our senior
executives and has overall responsibility for approving,
evaluating and making recommendations to the Board
regarding our officer compensation plans, policies and
programs. As part of its responsibilities, the
Compensation and Human Capital Committee also
oversees the succession planning process for our
Executive Leadership Team (except for the CEO). In
addition, the Compensation and Human Capital
Committee reviews periodic updates from management
on initiatives and progress in the area of human capital
management. All Compensation and Human Capital
Committee members are considered independent under
the listing standards of Nasdaq governing the
qualifications of the members of compensation
committees. In addition, no executive officer of the
Company served on any board of directors or
compensation committee of any entity (other than Arch
Capital) with which any member of our Board serves as an
executive officer. The Compensation and Human Capital
Committee held five meetings in 2025.

2026 PROXY STATEMENT |	17
Executive Committee
The Executive Committee of the Board may generally
exercise all the powers and authority of the Board in the
management of our business and affairs when the Board
is not in session unless the Board otherwise determines.
The Executive Committee did not meet during 2025.
Finance, Investment and Risk Committee
The Finance, Investment and Risk Committee of the Board
oversees the Board’s responsibilities relating to the
financial, investment and other risk affairs of the
Company. The Finance, Investment and Risk Committee
also recommends to the Board financial policies, risk
tolerances, strategic capital management activities and
overall investment policy, including the selection of
appropriate financial benchmarks and investment
performance. The Finance, Investment and Risk
Committee held four meetings during 2025.
Nominating and Governance Committee
The Nominating and Governance Committee of the Board
is responsible for identifying individuals qualified to
become directors and recommending to the Board the
director nominees for consideration at each annual
general meeting of shareholders. The Nominating and
Governance Committee also advises the Board on
succession planning for our CEO as well as corporate
governance matters, and the Company’s sustainability
initiatives. All Nominating and Governance Committee
members are considered independent under the listing
standards of Nasdaq. The Nominating and Governance
Committee held four meetings during 2025.
Nominations Process. When the Board determines to
seek a new member, whether to fill a vacancy or
otherwise, the Nominating and Governance Committee
will consider recommendations from Board members,
management and others, including shareholders. The
Nominating and Governance Committee and the Board
utilize the same criteria for evaluating candidates
regardless of the source of the referral. Please refer to
“Skills and Experience” for a description of the skills,
expertise and other attributes desired in new members.
For a discussion of the specific experiences, qualifications, attributes or skills that led the Nominating and
Governance Committee to conclude that each director
should serve on our Board, see the biographical
information section beginning on page 18. For a more
detailed discussion of our Board composition, including
our Board refreshment process, see “Board
Independence and Composition” and “Skills and
Experience.”
Any shareholder who wishes to make a proposal to be
included in our Proxy Statement and form of proxy
relating to the 2027 annual general meeting, or to submit
a proposal or nominate a director at the 2027 annual
general meeting, should follow the procedures as
described under the caption “Shareholder Proposals for
the 2027 Annual General Meeting.”
Board Self-Evaluations. The Nominating and Governance
Committee develops the process for the Board’s self-
evaluation and oversees, in combination with the Chair of
the Board, the conduct of these evaluations. Our
Corporate Governance Guidelines provide that the Board
will conduct annual self-evaluations to determine
whether the Board and its committees are functioning
effectively. Following the annual general meeting each
year, the Nominating and Governance Committee
oversees individual director evaluations, including self-
evaluations and peer reviews, for each director who will
be up for election at the next annual general meeting to
help inform the annual director nomination process. The
Nominating and Governance Committee has retained a
third-party governance organization to facilitate the
Board and committee evaluation process and intends to
use, at least every three years, an independent third-
party to conduct these evaluations. The Board believes
that self-evaluations of the Board are important elements
of corporate governance and essential to ensure a well-
functioning Board.
Sustainability. The Nominating and Governance
Committee oversees the establishment, management and
processes related to sustainability activities. This
committee receives quarterly reports on sustainability
topics, including regulatory compliance, reporting and
related activities. These reports detail the Company’s
progress on substantive sustainability initiatives and
provide information on rating agencies that evaluate our
sustainability performance. Please refer to our
“Sustainability Practices” for a review of our program.
Underwriting Oversight Committee
The Underwriting Oversight Committee of the Board
assists the Board by reviewing the underwriting activities
of our insurance, reinsurance and mortgage businesses.
The Underwriting Oversight Committee held four
meetings in 2025.

18	| 2026 PROXY STATEMENT
Nominees

Francis Ebong

■	45 years old
Mr. Ebong is currently Chief Service Experience Officer at PayPal, where he focuses on using Artificial Intelligence and automation to transform how
PayPal supports businesses and consumers. Prior to PayPal, he served as
Managing Director of Program Management at X, Alphabet’s in-house research and development division, where he was tasked with launching technologies to improve the lives of billions of people. He has an extensive background in technology and innovation, including serving as the Director of
Global Operations and Partnerships at Facebook (Meta) from 2015 to 2017, where he led a global team responsible for launches including FB Live,
Marketplace and Messenger. Prior to his time at Facebook (Meta), Mr. Ebong was the Head of Operations at Postmates and has experience working at
Apple and Deloitte. Mr. Ebong is a veteran of the U.S. Navy, holds a B.S. in
General Science from the United States Naval Academy and an MBA from the
George Washington University School of Business.
Mr. Ebong’s qualifications for service on our Board include his extensive operational experience and his technology management skills.

■	Director since August 2021
■	Class I Director of Arch Capital
■	Audit Committee
■	Compensation and Human Capital Committee
■	Nominating and Governance Committee

Eileen Mallesch

■	70 years old
Ms. Mallesch has more than 30 years of finance and risk experience, including serving as Senior Vice President and Chief Financial Officer for Nationwide’s
Property and Casualty segment from 2005 to 2009. Prior to that, she was
Chief Financial Officer, Senior Vice President at Genworth (2003 to 2005) and
General Electric’s (2000 to 2003) Group Insurance and Life Insurance
businesses. Ms. Mallesch has broad finance and business strategy expertise in the insurance, telecommunications and consumer products industries. Her significant board experience includes current positions on the boards of
Brighthouse Financial and Fifth Third Bancorp. She previously served on the boards of Bob Evans from 2008 to 2018, Libbey Inc. from 2016 to 2020 and
State Auto Financial from 2010 to 2021. Ms. Mallesch has a B.S. in Accounting from the City University of New York and is a CPA (inactive).
Ms. Mallesch’s qualifications for service on our Board include her extensive senior management and operating experience in the insurance industry and her service on boards of directors of other companies.

■	Director since August 2021
■	Class I Director of Arch Capital
■	Audit Committee
■	Underwriting Oversight Committee

2026 PROXY STATEMENT |	19

Brian S. Posner

■	64 years old
Mr. Posner is Founder and President of Point Rider Group, an advisory and consulting firm that provides independent strategic counsel to senior executives, boards of directors and institutional investors. His experience spans senior executive roles, corporate directorships, and investment management expertise across public and private markets. Mr. Posner also serves as a director of Dyne Therapeutics. Previously, he served as Chair of
Bioverativ and the AQR Funds, and as a director for Biogen, Sotheby’s, and
The Mutual Fund Store (a private company), among others. His leadership experience includes serving as President, and CEO of ClearBridge Advisors (a subsidiary of Legg Mason prior to it being acquired by Franklin Resources), a
$100+ billion asset management firm (2005-2008). Prior to that, he was
Managing Member of Hygrove Partners LLC, a value-based equity hedge fund group (2000-2005); Partner and Managing Director at Warburg Pincus LLC
(1997-1999); and Vice President and Portfolio Manager at Fidelity
Investments, where he was sole manager of a nationally recognized, top-
performing equity mutual fund (1987-1996). Mr. Posner is a Life Trustee at
Northwestern University and an emeritus member and former co-Chair of the
Board of Visitors at Northwestern’s Weinberg College of Arts and Sciences.
He also is an advisor to Northwestern’s Center for the Study of Diversity and
Democracy. He regularly guest lectures on corporate strategy and governance at Northwestern’s Kellogg School of Management and Columbia University’s
Graduate School of Journalism. Brian earned his MBA from the University of
Chicago Booth School of Business in 1987 and a B.A. in History (with Honors)
from Northwestern University in 1983.
Mr. Posner’s qualifications for service on our Board include his strong financial background, investment skills and extensive experience as a leading institutional investment manager and advisor, as well as his general expertise in matters pertaining to the financial services industry and service on boards of directors of other companies.

■	Director since November 2010
■	Class I Director of Arch Capital
■	Compensation and Human Capital Committee
■	Finance, Investment and Risk Committee

Required Vote
A majority of the votes cast will be required to elect the above nominees as Class I Directors of Arch Capital.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

20	| 2026 PROXY STATEMENT
Appointed Directors, Continuing Directors and Senior Management
The following individuals are our appointed and continuing directors:

John L. Bunce

■	67 years old
Mr. Bunce is a Managing Director and Founder of Greyhawk Capital
Management, LLC and Managing Director and Founder of Steel Box, LLC. Both
Greyhawk and Steel Box are investment organizations. Mr. Bunce has served as a director of numerous public and private companies and he continues to serve on several private company boards and as an Overseer of the Hoover
Institution. He holds an B.A. from Stanford University and an MBA from
Harvard Business School.
Mr. Bunce’s qualifications for service on our Board include his corporate finance background, investment skills, extensive experience in evaluating and overseeing companies in a wide range of industries and service on boards of directors of other companies.

■	Director since November 2001
■	Class III Director of Arch Capital
■	Term expires 2028
■	Executive Committee
■	Finance, Investment and Risk Committee
■	Nominating and Governance Committee

Laurie S. Goodman

■	70 years old
Ms. Goodman is an Institute Fellow at the Urban Institute and Founder of its
Housing Finance Policy Center. Before joining the Urban Institute in 2013, Ms.
Goodman spent 30 years at several Wall Street firms. From 2008 to 2013, she was Senior Managing Director at Amherst Securities Group, LP. From 1993 to
2008, Ms. Goodman was head of global fixed income research and Manager of U.S. securitized products research at UBS and predecessor firms. Before that, she held positions at several other Wall Street firms. Early in her career she was a senior economist at the Federal Reserve Bank of New York. Ms.
Goodman serves on the board of directors of real estate investment trust
MFA Financial and is an adviser to The Amherst Group, LLC. She previously served on the board of directors of Home Point Capital Inc. and was a member of the Federal Reserve Bank of New York’s Financial Advisory
Roundtable, the Bipartisan Policy Center’s Housing Commission, Fannie Mae’s
Affordable Housing Advisory Council as well as the Consumer Financial
Protection Bureau’s Consumer Advocacy Board. Ms. Goodman has a B.A. in
Mathematics from the University of Pennsylvania and an A.M. and Ph.D. in
Economics from Stanford University.
Ms. Goodman’s qualifications for service on our Board include her extensive analytics and strategy experience, her housing finance expertise and her service on boards of directors of other companies.

■	Director since May 2018
■	Class II Director of Arch Capital
■	Term expires 2027
■	Audit Committee
■	Nominating and Governance Committee
■	Underwriting Oversight Committee

Daniel J. Houston

■	64 years old
Mr. Houston is the retired Chairman of the Principal Financial Group and the former President and CEO of the Fortune 500 financial services company. Mr.
Houston joined Principal in 1984 and held a variety of management positions during his career, including Senior Vice President in 2000, Executive Vice
President in 2006 and President of Retirement and Income Solutions in 2008.
He was named President and Chief Operating Officer in 2014 before assuming the President and CEO role in late 2015 and Chairman in 2016. He retired from the company in 2025. Mr. Houston currently serves on the boards of directors of ADT Inc., the Greater Des Moines Partnership Executive
Committee and Iowa State University Business School Dean’s Advisory
Council, as well as the boards of directors for the Partnership for a Healthier
America. Mr. Houston is past Chairman of the board of directors of the
American Council of Life Insurers and a past member of the Business
Roundtable, an association of U.S. CEOs from the country’s largest companies. Mr. Houston has a B.A. from Iowa State University and an honorary doctorate from the same institution.
Mr. Houston’s qualifications for service on our Board include his strong financial background and extensive executive management in the financial services industry.

■	Director since August 2024
■	Class II Director of Arch Capital
■	Term expires 2027
■	Compensation and Human Capital Committee
■	Nominating and Governance Committee

2026 PROXY STATEMENT |	21

Moira Kilcoyne

■	64 years old
Ms. Kilcoyne is a technology industry veteran with extensive financial services experience. From 2013 to 2016, she served as Managing Director, Co-Chief
Information Officer of Morgan Stanley where she co-headed the company’s global technology and data business and she also sat on the firm’s
Management Committee. Prior to becoming Managing Director, Co-Chief
Information Officer, Ms. Kilcoyne held a number of senior technology roles within Morgan Stanley. She currently serves on the boards of directors of
Quilter plc and is a member of the Board of Governors of FINRA. She also serves as director of Euroclear in the UK. Prior board roles have included
Citrix Systems, Inc. and as a Trustee of Manhattan College. Ms. Kilcoyne has a
B.S. in Mathematics from Manhattan College.
Ms. Kilcoyne’s qualifications for service on our Board include her more than
30 years of experience in the technology industry, her extensive financial services experience and service on boards of directors of other companies.

■	Director since January 2020
■	Class III Director of Arch Capital
■	Term expires 2028
■	Audit Committee
■	Compensation and Human Capital Committee
■	Nominating and Governance Committee

Alexander Moczarski

■	70 years old
Mr. Moczarski has over 45 years of insurance industry experience and retired as Chairman of Marsh McLennan Companies, International in January 2025.
Prior to becoming Chairman, he held leadership positions at Guy Carpenter &
Company, LLC, as well as various international regional segments and divisions of Marsh McLennan and American International Group, Inc. Mr.
Moczarski chaired Marsh India from 2016 to 2025, he was a Global Director of the US India Business Council and he previously served as Chairman of Blue
Marble Micro. He currently serves on the board of Independent Diplomat.
Mr. Moczarski holds a B.A. from the University of Manchester, and he completed the Stanford Executive Program at the Stanford Graduate School
of Business.
Mr. Moczarski’s qualifications for service on our Board include his strong insurance industry background, his extensive executive management in the insurance industry and his service on board of directors of other companies.

■	Director since February 2025
■	Class III Director of Arch Capital
■	Term expires 2028
■	Compensation and Human Capital Committee
■	Underwriting Oversight Committee

John M. Pasquesi

■	66 years old
Mr. Pasquesi has been Chair of the Board of Arch Capital since September
2019 and a director since October 2001. From November 2017 to September
2019, he served as Lead Director. Mr. Pasquesi is the Managing Member of
Otter Capital LLC, a private equity investment firm he founded in January
2001. He holds an A.B. from Dartmouth College and an MBA from Stanford
Graduate School of Business.
Mr. Pasquesi’s qualifications for service on our Board include his investment skills, extensive experience in evaluating and overseeing companies in a wide range of industries, including the insurance industry, and service on boards of directors of other companies.

■	Director since October 2001
■	Class II Director of Arch Capital
■	Term expires 2027
■	Executive Committee
■	Finance, Investment and Risk Committee
■	Underwriting Oversight Committee

22	| 2026 PROXY STATEMENT

Nicolas Papadopoulo

■	63 years old
Mr. Papadopoulo has been Chief Executive Officer of Arch Capital Group Ltd.
and a member of the board since October 2024. Previously, he served as
President and Chief Underwriting Officer of Arch Capital Group and CEO of
Arch’s Global Insurance Group beginning in 2021. From 2017 through 2020, he was Chairman and CEO of Arch’s Global Insurance Group and Chief
Underwriting Officer (“CUO”) for Property and Casualty Operations. Mr.
Papadopoulo joined Arch Reinsurance Ltd. (“Arch Re Bermuda”) in 2001 and held a variety of roles including Chairman and CEO of Arch Reinsurance
Group. Before Arch, he held various positions at Sorema N.A. Reinsurance
Group and also was an insurance examiner with the Ministry of Finance,
Insurance Department, in France. Mr. Papadopoulo graduated from École
Polytechnique in France and École Nationale de la Statistique et de
l’Administration Economique in France with a master’s degree in statistics. He is a Member of the International Actuarial Association and a Fellow at the
French Actuarial Society.
Mr. Papadopoulo’s qualifications for service on our Board include his strong insurance industry background, extensive executive management and operating experience in the insurance industry and his in-depth knowledge of our operations.

■	Director since October 2024
■	Class III Director of Arch Capital
■	Term expires 2028
■	Executive Committee

Neal Triplett

■	55 years old
Mr. Triplett is President and CEO of the Duke University Management
Company (DUMAC), a nonprofit organization that manages the endowment of Duke University. Mr. Triplett joined DUMAC as an investment manager in
July 1999 and was appointed President in January 2007. Mr. Triplett started his career as a credit officer for the corporate and real estate portfolios at
Wachovia Bank. Mr. Triplett currently serves on the Brown Advisory Mutual
Fund Board, the Fuqua Board of Visitors, and the MCNC Investment Advisory
Board. Mr. Triplett received a B.A. from Duke University as well as an MBA from the Duke University Fuqua School of Business. He also holds the chartered financial analyst designation.
Mr. Triplett’s qualifications for service on our Board include his corporate finance background, investment skills and extensive executive management experience as an investment manager, as well as his service on boards of directors of other companies.

■	Director since August 2024
■	Class II Director of Arch Capital
■	Term expires 2027
■	Finance, Investment and Risk Committee
■	Underwriting Oversight Committee

2026 PROXY STATEMENT |	23
The following individuals are members of senior management, including our executive officers, who do not serve as directors of Arch Capital:

David E. Gansberg

■	53 years old
Mr. Gansberg was named President, Arch Capital Group Ltd., in November
2024. In this role, he has primary accountability for Arch’s Global Insurance
Group, which includes Arch’s North American and International Insurance
Operations. He previously served as Chief Executive Officer of Arch’s Global
Mortgage Group from 2019 until his 2024 promotion. Mr. Gansberg joined
Arch in 2001 and has held various operational, strategic and underwriting roles in Arch’s Reinsurance, Mortgage and Corporate businesses. Mr.
Gansberg currently serves on the board of directors of Coface SA. He holds a bachelor’s degree in actuarial mathematics from the University of Michigan and an MBA from Duke University.

■	With Arch since December 2001
■	President, Arch Capital

Maamoun Rajeh

■	55 years old
Mr. Rajeh was named President, Arch Capital Group Ltd., in November 2024.
In this role, he oversees Arch’s Global Reinsurance and Global Mortgage
Groups. Previously, Mr. Rajeh spent seven years as Chairman and CEO of
Arch’s Global Reinsurance Group. Mr. Rajeh joined Arch Re Bermuda in 2001 as an underwriter and has held senior roles of increasing responsibility throughout his tenure. Before Arch, Mr. Rajeh served as Assistant Vice
President at HartRe, a subsidiary of The Hartford Financial Services Group,
Inc. and held various positions at the United States Fidelity and Guarantee
Company and F&G Re. Mr. Rajeh serves on the board of directors of Somers
Group Holdings Ltd. (“Somers”) and Premia Holdings Ltd. (“Premia”). He holds a bachelor’s degree from The Wharton School of Business of the University of
Pennsylvania and he is a Chartered Property Casualty Underwriter.

■	With Arch since December 2001
■	President, Arch Capital

François Morin

■	58 years old
Mr. Morin is Executive Vice President, Chief Financial Officer (“CFO”) and
Treasurer of Arch Capital Group Ltd., a position he has held since May 2018.
Mr. Morin previously served as Senior Vice President, Chief Risk Officer and
Chief Actuary of Arch Capital from 2015 until 2018. He joined Arch in 2011 as
Chief Actuary and Deputy Chief Risk Officer. Before Arch, Mr. Morin spent 21 years in various roles for Towers Watson & Co. He holds a bachelor’s degree in actuarial science from Université Laval in Canada. He is a Fellow of the
Casualty Actuarial Society, a Chartered Financial Analyst, a Chartered
Enterprise Risk Analyst and a Member of the American Academy of Actuaries.

■	With Arch since October 2011
■	Executive Vice President, Chief Financial Officer and Treasurer, Arch Capital

Christine Todd

■	59 years old
Ms. Todd is Chief Investment Officer of Arch Capital Group Ltd. and President
of Arch Investment Management Ltd. (“AIM”) where she is responsible for setting the firm’s investment strategy and managing the day-to-day operations of the investment portfolio. Before joining Arch in 2021, Ms. Todd was Head of Fixed Income, U.S., for Amundi US. She has also held executive roles at Neighborly Investments, Standish Mellon Asset Management
Company LLC, and Gannett, Welsh & Kotler. She is a Chartered Financial
Analyst and holds a bachelor’s degree from Georgetown University and an
MBA from Boston University.

■	With Arch since June 2021
■	Chief Investment Officer, Arch Capital

24	| 2026 PROXY STATEMENT

Jennifer Centrone

■	53 years old
Ms. Centrone is Executive Vice President, Chief Human Resources Officer at
Arch Capital Services LLC, where she is responsible for leading the organization’s talent and culture strategies. Before joining Arch in 2019, Ms.
Centrone was a Senior Vice President, Human Resources at Voya Financial.
She also held senior human resources roles at both The Hartford and
Accenture. She earned a bachelor’s degree in English writing and literature from Fairfield University.

■	With Arch since June 2019
■	Executive Vice President, Chief Human Resources Officer of Arch Capital Services LLC

Jerome Halgan

■	52 years old
Mr. Halgan was appointed President and Chief Underwriting Officer of Arch
Reinsurance Group in March 2024 and has served as Chief Executive Officer of Arch Re Bermuda since 2018. Mr. Halgan joined Arch in 2009 as Senior
Underwriter with Arch Re Bermuda before being promoted to CUO in 2012.
He has held senior roles of increasing responsibility throughout his tenure including Chairman, President and CEO of Arch Reinsurance Company (“Arch
Re (U.S.)”). Before Arch, Mr. Halgan worked for the Berkshire Hathaway
Reinsurance Group as a Vice President for eight years and for Sorema N.A.
Reinsurance Group for five years with property underwriting and business analysis responsibilities. Mr. Halgan earned an MBA from New York University and an engineering degree from the École Supérieure d’Électricité in France.

■	With Arch since June 2009
■	President and Chief Underwriting Officer of Arch Reinsurance Group

Chris Hovey

■	59 years old
Mr. Hovey is Chief Operations Officer at Arch Capital Services LLC. He was
Executive Vice President and Chief Information Officer from 2018 to 2020. He joined Arch in 2014 and served as Chief Operating Officer of Arch Mortgage
Insurance Company. Before Arch, Mr. Hovey was Chief Operating Officer for
PMI Mortgage Insurance Co. (“PMI”). He also served as Senior Vice President of servicing operations and loss management for PMI. Mr. Hovey holds a bachelor’s degree from San Francisco State University and an MBA from Saint
Mary’s College.

■	With Arch since January 2014
■	Chief Operations Officer of Arch Capital Services LLC

Louis T. Petrillo

■	60 years old
Mr. Petrillo has served as the President and General Counsel of Arch Capital
Services LLC since April 2002. Previously, he was Senior Vice President,
General Counsel and Secretary of Arch Capital Group Ltd., as well as Vice
President and Associate General Counsel of Arch Capital’s reinsurance subsidiary. Before joining Arch, Mr. Petrillo practiced law at Willkie Farr &
Gallagher LLP. He holds a bachelor’s degree from Tufts University and a law degree from Columbia University.

■	With Arch since January 1996
■	President and General Counsel of Arch Capital Services LLC

Jay Rajendra

■	45 years old
Mr. Rajendra is Chief Strategy and Innovation Officer of Arch Capital Group
Ltd. He is responsible for developing Arch’s enterprise strategy, AI strategy and data science capabilities. Mr. Rajendra joined Arch in 2016 in the role of
Chief Analytics Officer. Prior to joining Arch, Mr. Rajendra was Head of
Business Solutions for XL Group’s Strategic Analytics team. Before XL, Mr.
Rajendra was a Senior Consultant at Towers Watson in both North America and Europe, where he advised large international (re)insurers and innovative start-ups on pricing, strategy and M&A. He is a Fellow of the Institute of
Actuaries, Fellow of the Casualty Actuarial Society and Member of the
American Academy of Actuaries. He holds a Bachelors and Masters in
Mathematics from Oxford University and an MBA from MIT Sloan.

■	With Arch since August 2016
■	Chief Strategy and Innovation Officer, Arch Capital

2026 PROXY STATEMENT |	25

Michael Schmeiser

■	48 years old
Mr. Schmeiser is President and Chief Executive Officer of Arch U.S. Mortgage,
which includes Arch Mortgage Insurance Company and Arch Mortgage
Funding. Before becoming CEO in 2019, Mr. Schmeiser held the role of Chief
Strategy Officer, Arch Global Mortgage Group. Before joining Arch, he held senior roles with United Guaranty Corporation, rising to Senior Vice
President, Strategic Initiatives. He has more than two decades of strategy experiences, including a variety of positions at American Express Company,
The Parthenon Group LLC and Intel Corporation. Mr. Schmeiser holds a bachelor’s degree in industrial engineering from Purdue University and an
MBA from Harvard Business School.

■	With Arch since January 2017
■	President and Chief Executive Officer, Arch U.S. Mortgage

Matthew Shulman

■	52 years old
Mr. Shulman was appointed Chief Executive Officer, Arch Insurance North
America in January 2019. He previously served as President and Chief
Executive Officer of Arch Insurance’s European operations. Mr. Shulman joined Arch Insurance U.S. in 2009 and has held senior roles of increasing responsibility throughout his tenure. Before Arch, he held roles at The
Hartford within the Financial Products division and worked at Reliance
National in various underwriting roles within the financial products division.
Mr. Shulman has a bachelor’s degree from Cornell University and a law degree from Fordham University School of Law.

■	With Arch since June 2009
■	Chief Executive Officer, Arch Insurance North America

26	| 2026 PROXY STATEMENT

Succession Planning
We have a robust talent and succession planning process.
On an annual basis, our Board receives a comprehensive
succession plan for the CEO and for each member of our
Executive Leadership Team. Our Board has delegated
primary oversight responsibility for succession planning
for our CEO to our Nominating and Governance
Committee and, for the other members of our Executive
Leadership Team, to the Compensation and Human
Capital Committee. Our Board continues to regularly
evaluate its succession planning to ensure that we are
well-positioned to execute our corporate strategy. In
addition, management prepares a broader talent and
succession plan on an annual basis, focusing on
identifying, developing and retaining high performing and
high potential talent for key positions, and attracting a
diverse talent base.
Director Compensation
The Compensation and Human Capital Committee is
responsible for reviewing and making recommendations
to the Board regarding all matters pertaining to
compensation paid to directors for Board, committee and
committee chair services.
In making non-employee director compensation
recommendations, the Compensation and Human Capital
Committee takes various factors into consideration,
including, but not limited to, input received from the
Compensation and Human Capital Committee’s
independent consultant, the responsibilities of directors
generally, as well as committee chairs, and the form and
amount of compensation paid to directors by comparable
companies. The Board reviews the recommendations of
the Compensation and Human Capital Committee and
determines the form and amount of director
compensation.
The following table provides information concerning the
compensation of our directors for the year ended
December 31, 2025. Directors who also serve as
employees of the Company do not receive payment for
service as directors. In addition to the arrangements
described below, all non-employee directors are entitled
to reimbursement for their reasonable out-of-pocket
expenses in connection with their travel to and
attendance at meetings of the Board or committees. For a
complete understanding of the table, refer to the
footnotes and the narrative disclosures that follow the
table. Please also refer to the “2025 Summary
Compensation Table” for Mr. Papadopoulo’s
compensation. Mr. Papadopoulo does not receive any
additional compensation (cash fees or share awards) for
his service as a director.

Name	Committee Chair	Fees Earned or Paid in Cash ($)(1)	Share Awards ($)(2)	All Other Compensation ($)(3)		Total ($)
John L. Bunce	NC	150,038	144,967	7,275		302,280
Francis Ebong		150,038	144,967	32,275		327,280
Laurie S. Goodman	UC	200,038	144,967	32,275		377,280
Daniel Houston		125,094	144,967	4,590		274,651
Moira Kilcoyne	CC	175,038	144,967	7,275		327,280
Eileen Mallesch	AC	175,038	144,967	7,275		327,280
Alexander S. Moczarski (4)		156,556	182,261	25,000		363,817
John M. Pasquesi *	EC	260,038	144,967	137,275		542,280
Brian S. Posner	FC	150,038	144,967	8,387		303,392
Eugene S. Sunshine		38	—	23,004		23,042
Neal Triplett		125,094	144,967	29,590		299,651
John D. Vollaro		500,000	—	92,949	(6)	592,949
AC = Audit Committee Chair; CC = Compensation and Human Capital Committee Chair; EC = Executive Committee Chair; FC = Finance,
Investment and Risk Committee Chair; NC = Nominating and Governance Committee Chair; UC = Underwriting Oversight Committee
Chair
* Chair of the Board

2026 PROXY STATEMENT |	27
(1)Each non-employee member of our Board is entitled to receive an annual cash retainer fee in the amount of $125,000. Each
such director may elect to receive the retainer fee in the form of common shares instead of cash. If so elected, the number of shares distributed to the non-employee director will be equal to 100% of the amount of the annual retainer fee otherwise
payable divided by the fair market value of our common shares
(i.e., the closing price on the date of grant), and such shares vest immediately with any residual amounts not counting for a full share value to be paid on the grant date in cash. This
column includes the annual retainer (whether paid in cash or, at the election of the director, in common shares) and the fees for service as Chair of the Board, committee chair and Audit
Committee member. In addition, Mss. Goodman and Mallesch
and Messrs. Ebong, Moczarski and Posner received their
annual retainer fees in the form of cash and Ms. Kilcoyne and
Messrs. Bunce, Houston and Triplett received their annual
retainers in the form of 1,348 common shares. Additionally,
Mr. Pasquesi received his annual retainer and Chair of the
Board fee in shares, each in the form of 1,348 common shares.
For the 2024-2025 annual period, Mr. Sunshine, who resigned
from the Board effective May 7, 2025, received a $38 cash
payment upon vesting of his May 2024 annual grant.
The table below sets forth the fees payable to our chairs and
Audit Committee members in addition to the annual retainer
received for regular board service.

Committee Chair/Member	Annual Fee ($)
Audit Committee Chair	50,000
Audit Committee Member	25,000
Chair of the Board	125,000
Compensation and Human Capital Committee Chair	25,000
Executive Committee Chair	10,000
Finance, Investment and Risk Committee Chair	25,000
Nominating and Governance Committee Chair	25,000
Underwriting Oversight Committee Chair	50,000
Effective as of the 2026 Annual Meeting, the Chair of the
Board fee will be $175,000.
(2)Each year, the non-employee directors are granted a number of restricted shares equal to $145,000 divided by the fair
market value of our common shares on the date of grant
(i.e., the closing price on the first day of the annual period of compensation for the non-employee directors), and such
shares will vest on the earlier of the one-year anniversary of grant date or the next annual general meeting of shareholders with any residual amounts not counting for a full share value to be paid in cash on the vesting date. The grant date fair value indicated in the table has been calculated in accordance with
FASB ASC Topic 718 Compensation—Stock Compensation,
using assumptions set forth in the notes accompanying our
financial statements. See note 22, “Share-Based
Compensation,” on pages 170-172 of the notes accompanying
our consolidated financial statements included in our 2025
Annual Report. On May 7, 2025, each non-employee director,
except for Mr. Moczarski as discussed in Footnote 4 below,
received 1,564 restricted shares, which will vest on May 5,
2026.
The aggregate number of share awards outstanding (i.e.,
unvested) as of December 31, 2025, for Mss. Goodman,
Kilcoyne and Mallesch and Messrs. Bunce, Ebong, Houston,
Moczarski, Pasquesi, Posner and Triplett was 1,564 common
shares. Effective as of the 2026 Annual Meeting, each year, the non-employee directors will be granted a number of restricted shares equal to $195,000 divided by the fair market value of our common shares (i.e., the closing price on the first day of the annual period of compensation for the non-employee
directors), and such shares will vest on the earlier of the one-
year anniversary of grant date or the next annual general
meeting of shareholders with any residual amounts not
counting for a full share value to be paid in cash on the vesting date.
(3)The amounts in the “All Other Compensation” column for Ms.
Goodman and Messrs. Ebong, Moczarski, Pasquesi, Posner,
Sunshine, Triplett and Vollaro consist of matching gifts made under the Company’s matching gift program. Under the
matching gift program in 2025, the Company matched eligible
contributions to qualified charitable organizations on a dollar-
for-dollar basis, up to a maximum of $25,000 per calendar
year. The Company made an aggregate of approximately
$166,841 in matching contributions on behalf of the directors noted in the table above for 2025 which includes $25,000 each for Ms. Goodman and Messrs. Ebong, Moczarski, Pasquesi,
Triplett and Vollaro, $15,729 for Mr. Sunshine and $1,112 for
Mr. Posner, respectively. In addition, the amounts include the cash dividend payment in connection to the vesting of
restricted shares as a result of the special dividend of $5.00 per common share we paid in December 2024 (the “Special
Dividend”). Lastly, the amount for Mr. Pasquesi also includes
HSR filing fees paid by the Company in the amount of
$105,000.
(4)On February 4, 2025, Mr. Moczarski joined the Board and
received a pro-rated director fee and share award for the
2024-2025 annual period, as reflected in the table above. Mr.
Moczarski received a pro-rated annual cash retainer fee in the amount of $31,507 and a pro-rated share award equal to
$37,294 divided by the fair market value of our common
shares on the date of grant, February 4, 2025 or 402 common
shares. The shares vested on May 9, 2025.
(5)On January 15, 2026, Mr. Vollaro informed the Company that he would not stand for re-election at the Annual Meeting. Mr.
Vollaro’s employment agreement provides that he receive an
annual base salary of $250,000 and a bonus determined by the
Compensation and Human Capital Committee and the Board
for his role as Senior Advisor of the Company. For 2025,
Mr. Vollaro received a cash bonus of $250,000. A description of Mr. Vollaro’s employment agreement is included below.
(6)The amount for Mr. Vollaro includes $41,945 in contributions to our defined contribution plan and the amount of matching
gifts made under the Company’s matching gift program as
indicated in Footnote 3 above. In addition, the total amount includes the payment for club dues and tax preparation
services.

28	| 2026 PROXY STATEMENT

Employment Agreement with John Vollaro
On January 16, 2026, Mr. Vollaro informed the Company
that he would not stand for re-election at the Annual
Meeting. Mr. Vollaro subsequently entered into a
retirement letter with the Company on March 10, 2026
pursuant to which Mr. Vollaro will retire from the
Company effective June 30, 2026, and, in accordance with
his employment agreement and the prescribed policies
and programs of the Company, will receive base salary
and benefits through June 30, 2026, a pro rata payment
of the 2026 annual bonus award and company-paid group
health plan coverage for a period of 12 months.
Previously, our employment agreement with Mr. Vollaro
provided for his employment as Senior Advisor of Arch
Capital to continue until terminated by either party by
providing at least six months’ prior written notice. His
base salary was $250,000 per annum, and the target rate
for his annual cash bonus was 100% of his annual base
salary. Mr. Vollaro was eligible to receive share-based
awards at the discretion of the Board and was also
entitled to participate in employee benefit programs and
other fringe benefits customarily provided to similarly
situated senior executives. The Company would
reimburse him for his reasonable expenses incurred
traveling between Bermuda and the United States. He
received no other compensation for his service as an
advisor and director to the Company.

Matters Relating to Director Share Ownership
In an effort to further align the interests of the non-
employee directors with the interests of shareholders,
the Company has adopted:
Share Ownership Guidelines: Share ownership guidelines
require the directors to retain common shares having a
value of at least five times their annual cash retainer fee
within five years of their appointment (stock options and
unvested restricted shares/units do not count toward the
requirement). Each director is in compliance with our
share ownership guidelines, or is expected to become
compliant within the prescribed timeframe following his
or her initial election to the Board.
Share Holding Requirements: Until our non-employee
directors meet their target ownership levels, they must
retain an amount equal to 50% of the net profit shares
received from Arch Capital’s equity awards. Net profit
shares are the shares remaining after payment of taxes
owed on vesting of restricted share or on vesting and
payout under restricted share units. Under the director
share holding requirements, net profit shares would also
include shares remaining after payment of the exercise
price of an option and taxes owed on exercise of options
or on vesting and payout under performance shares,
although our non-employee directors do not currently
hold or receive Arch Capital performance shares or
options.
No Hedging Permitted: We have adopted insider trading
policies and procedures governing the purchase, sale and
other dispositions of the Company’s securities by
directors, officers and employees, and as part of that
policy, our directors, officers and employees are not
permitted to engage in hedging activities with respect to
Arch Capital’s common shares or any other publicly-
traded equity or debt securities issued by Arch Capital or
any of its subsidiaries. Specifically, they may not engage
in short sales or in the purchases or sales of financial
instruments or derivatives, including puts and calls, that
hedge or offset any change in the market value of such
securities. In addition, our officers, directors and other
employees may not otherwise engage in transactions that
are designed to, or have, the same effect.

2026 PROXY STATEMENT |	29
Certain Relationships and Related
Person Transactions
Generally, transactions with related persons are subject
to review by the disinterested members of our Board. Our
Board has adopted written procedures regarding related
party transactions, which include transactions involving a
company or other entity (or an affiliate thereof) in which
a non-employee director or an executive officer of Arch
Capital has a material interest (each a “portfolio
company”), on the one hand, and Arch Capital or one of
its subsidiaries, on the other hand. The Board or its
disinterested members, as appropriate, also review,
approve or ratify any related person transaction required
by the SEC to be disclosed in our Proxy Statement. Under
the procedures, these transactions must be reviewed and
approved by the management of Arch Capital or the
operating subsidiary entering into the transaction (as
applicable), and the terms of such transaction should be
arm’s-length or on terms that are otherwise fair to Arch
Capital and its subsidiaries. In addition, except for a few
defined de minimis exceptions, these transactions also
require the approval of Arch Capital under its holding
company oversight guidelines. In reviewing these
proposed transactions, the effects, if any, on the
independence of the relevant directors are considered
under the governing Nasdaq and SEC standards. Any
applicable regulatory, tax and ratings agency matters are
also considered. Under these procedures, the Board is
regularly provided with an update of related party
transactions.
In January 2017, the Company and Kelso & Co. (“Kelso”),
sponsored Premia Reinsurance Ltd., a newly formed
multi-line Bermuda reinsurance company (“Premia Re”).
Premia Re’s strategy is to reinsure or acquire companies
or reserve portfolios in the non-life property and casualty
insurance and reinsurance run-off market. The initial
capitalization of Premia Re’s parent, Premia, consisted of
$400 million in common equity and $110 million in
unsecured senior debt. Arch Re Bermuda and certain Arch
co-investors, including senior management of Premia,
invested $100 million and acquired 25% of Premia’s
common equity as well as warrants to purchase
additional common equity. Two of the co-investors
included Nicolas Papadopoulo, CEO of Arch Capital, who
invested $2.5 million for a 0.625% stake, and Maamoun
Rajeh, President of Arch Capital, who invested $0.5
million for a 0.125% stake. Affiliates of Kelso, along with
co-investors of Kelso, invested $300 million and acquired
the balance of Premia’s common equity as well as
warrants to purchase additional common equity.
Subsidiaries of Arch Capital are providing certain
administrative and support services to Premia pursuant to
services agreements. Arch Re Bermuda has appointed
two directors to serve on the seven-person board of
directors of Premia Re. Arch Re Bermuda is providing a
quota share reinsurance treaty on certain business
written by Premia Re. During 2025, Arch Re Bermuda did
not enter into any new reinsurance transactions with
Premia. During 2025, Arch Re Bermuda generated
immaterial net premiums written and earned, compared
to $184 thousand and $492 thousand, respectively in
2024. At December 31, 2025, Arch Re Bermuda recorded
funds held in assets from Premia of $124 million,
compared to $137 million at December 31, 2024.
In August 2025, we made a $125 thousand contribution
to the Urban Institute, a non-profit research organization
that employs one of our directors in a non-executive role,
Laurie S. Goodman.
In January 2023, we entered into various transactions
related to private investments supporting the
retrocession requirements of certain companies in the
Company’s Reinsurance segment (collectively, the “2023
Reinsurance Transactions”). One of the investors in the
2023 Reinsurance Transactions is a fund managed by
Artisan Partners Limited Partnership (“APLP”). Based
solely on a Schedule 13G/A filed in February 2024, certain
investment management clients of APLP, including the
fund referenced in the previous sentence, beneficially
owned more than 5% of the outstanding common shares
of Arch Capital as of December 31, 2023. See “Security
Ownership of Certain Beneficial Owners and
Management—Common Shares” for further detail.
Pursuant to the transaction, the fund had committed to
providing $100 million in retrocession protection for
Arch’s benefit via an insurance-linked securities structure
with respect to certain risks underwritten during the
relevant policy period in exchange for net ceded
premiums.
Based solely on a Schedule 13G/A filed in November
2024, BlackRock Inc. (“BlackRock”) beneficially owned
more than 5% of the outstanding common shares of Arch
Capital as of September 30, 2024. BlackRock, through its
subsidiaries, provides various investment management,
investment trade support and risk analysis services to
Arch Capital and its subsidiaries. During 2025, the
Company incurred $13.5 million of fees, in the aggregate,
under these services arrangements with BlackRock.
Based solely on a Schedule 13G/A filed in November
2024, Baron Capital Group, Inc., and certain of its
subsidiaries and its controlling owner Ronald Baron
(collectively “Baron”), beneficially owned more than 5%
of the outstanding common shares of Arch Capital as of
September 30, 2024. Certain of the Company’s
subsidiaries have made passive investments in Baron

30	| 2026 PROXY STATEMENT
funds in the ordinary course of business. As of December
2025, the Company had approximately $161.6 million net
asset value invested, in the aggregate, in funds managed
by Baron. Based on a Schedule 13G/A filed in February
2026, Baron no longer beneficially owned more than 5%
of the outstanding common shares of Arch Capital as of
December 31, 2025.
Based solely on a Schedule 13G/A filed in February 2024,
The Vanguard Group (“Vanguard”) beneficially owned
more than 5% of the outstanding common shares of Arch
Capital as of December 29, 2023. In 2025, Vanguard
provided investment management services to Company-
sponsored pension plans. Fees payable in connection with
investing in Vanguard funds are paid by the plans. No fees
were paid by the Company.
Chiara Nannini, a director of certain of our non-U.S.
subsidiaries, is a director of the law firm of Conyers Dill &
Pearman Limited (“Conyers”), which provides legal
services to the Company and its subsidiaries.
From time to time, in the ordinary course of our business,
we may enter into transactions, including insurance and
reinsurance transactions and brokerage or other
arrangements for the production of business, with
entities in which companies or funds affiliated with
beneficial owners of more than 5% of our issued and
outstanding voting shares or directors (or their immediate
family members) of Arch Capital may have an ownership
or other interest.

2026 PROXY STATEMENT |	31
SHARE OWNERSHIP
Security Ownership of Certain Beneficial Owners and Management
Common Shares
The following table sets forth information available to us as of March 9, 2026 with respect to the ownership of our voting shares by (1) each person known to us to be the beneficial owner of more than 5% of any class of our issued and outstanding voting shares, (2) each director and NEO of Arch Capital and (3) all of the directors and executive officers of
Arch Capital as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown.

	Common Shares
Name and Address of Beneficial Owner	(A) Number of Common Shares Beneficially Owned (1)	(B) Rule 13d-3 Percentage Ownership (1)
The Vanguard Group (2) 100 Vanguard Blvd. Malvern, Pennsylvania 19355	40,754,642	11.4%
BlackRock, Inc. (3) 50 Hudson Yards New York, New York 10001	33,285,495	9.3%
Artisan Partners Holdings LP (4) 875 East Wisconsin Avenue, Suite 800 Milwaukee, Wisconsin 53202	24,894,249	7.0%
Baron Capital Group, Inc. (5) 767 Fifth Avenue New York, New York 10153	17,987,505	5.0%
Nicolas Papadopoulo (6)	1,659,915	*
John L. Bunce (7)	1,559,669	*
Francis Ebong (8)	10,807	*
Laurie S. Goodman (9)	35,502	*
Daniel J. Houston (10)	4,615	*
Moira Kilcoyne (11)	32,444	*
Eileen Mallesch (12)	11,731	*
Alexander Moczarski (13)	1,966	*
John M. Pasquesi (14)	4,856,328	1.4%
Brian S. Posner (15)	120,104	*
Neal Triplett (16)	4,615	*
John D. Vollaro (17)	408,807	*
David E. Gansberg (18)	667,337	*
François Morin (19)	738,230	*
Maamoun Rajeh (20)	894,657	*
Christine Todd (21)	251,580	*
All directors and executive officers (17 persons) (22)	11,618,680	3.3%
* Denotes beneficial ownership of less than 1%

32	| 2026 PROXY STATEMENT
(1)Pursuant to Rule 13d-3 promulgated under the Exchange
Act, amounts shown include common shares that may be
acquired by a person within 60 days of March 9, 2026.
Therefore, column (B) has been computed based on (a)
356,272,841 common shares actually issued and
outstanding as of March 9, 2026; and (b) solely with
respect to the person whose Rule 13d-3 Percentage
Ownership of common shares is being computed, common
shares that may be acquired within 60 days of March 9,
2026, upon the exercise of options held only by such
person.
(2)Based on a Schedule 13G/A filed with the SEC on February
13, 2024, by The Vanguard Group (“Vanguard”). In the
Schedule 13G/A, it is reported that Vanguard has shared
dispositive power with respect to 1,557,574 common
shares, shared voting power with respect to 465,402
common shares and sole dispositive power with respect to
39,197,068 common shares.
(3)Based on a Schedule 13G/A filed with the SEC on
November 12, 2024, by BlackRock, Inc. (“BlackRock”). In
the Schedule 13G/A, it is reported that BlackRock has sole
voting power with respect to 30,470,067 common shares
and sole dispositive power with respect to 33,285,495
common shares.
(4)Based on a Schedule 13G/A filed with the SEC on February
12, 2024, jointly by Artisan Partners Limited Partnership
(“APLP”), Artisan Investments GP LLC (“Artisan
Investments”), Artisan Partners Holdings LP (“Artisan
Holdings”), Artisan Partners Asset Management Inc.
(“APAM”) and Artisan Partners Funds, Inc. (“Artisan
Funds”). APLP is an investment advisor and Artisan Funds is
an investment company. Artisan Holdings is the sole limited
partner of APLP and the sole member of Artisan
Investments. Artisan Investments is the general partner of
APLP and APAM is the general partner of Artisan Holdings.
The Schedule 13G/A reported that the common shares
have been acquired on behalf of discretionary clients of
APLP, which holds 24,894,249 common shares, including
17,459,639 common shares on behalf of Artisan Funds. In
addition, the Schedule 13G/A reported that (a) APLP,
Artisan Investments, Artisan Holdings and APAM each has
shared voting with respect to 24,097,765 common shares
and shared dispositive power with respect to 24,894,249
common shares; and (b) Artisan Funds has shared voting
and dispositive power with respect to 17,459,639 common
shares.
(5)Based upon a Schedule 13G/A filed with the SEC on
February 17, 2026, jointly by Baron Capital Group, Inc.
(“BCG”), BAMCO, Inc. (“BAMCO”), Baron Capital
Management, Inc. (“BCM”) and Ronald Baron (collectively,
the “Baron Group”). In the Schedule 13G/A, the Baron
Group reported that BAMCO and BCM are subsidiaries of
BCG, and Ronald Baron owns a controlling interest in BCG.
In addition, the Schedule 13G/A reported that (a) BCG has
shared voting power with respect to 17,800,595 common
shares and shared dispositive power with respect to
17,987,505 common shares; (b) BAMCO has shared voting
power with respect to 16,534,087 common shares and
shared dispositive power with respect to 16,720,997
common shares; (c) BCM has shared voting and shared
dispositive power with respect to 1,266,508 common
shares; and (d) Ronald Baron has shared voting power with
respect to 17,800,595 common shares and shared
dispositive power with respect to 17,987,505 common
shares.
(6)Amounts in columns (A) and (B) reflect, on March 9, 2026,
(a) 871,594 common shares owned directly by Mr.
Papadopoulo (including 82,797 restricted shares, which
were subject to vesting based solely on continued
employment); (b) stock options with respect to 511,463
common shares that were exercisable on that date or
within 60 days thereof; and (c) 276,858 performance
restricted shares which were subject to forfeiture and
reacquisition in the event that performance criteria were
not met. Amounts do not include stock options with
respect to 685,724 common shares that were not
exercisable within 60 days of March 9, 2026.
(7)Amounts in columns (A) and (B) reflect 1,559,669 common
shares owned directly by Mr. Bunce.
(8)Amounts in columns (A) and (B) reflect 10,807 common
shares owned directly by Mr. Ebong.
(9)Amounts in columns (A) and (B) reflect 35,502 common
shares owned directly by Ms. Goodman.
(10)Amounts in columns (A) and (B) reflect 4,615 common
shares owned directly by Mr. Houston.
(11)Amounts in columns (A) and (B) reflect 32,444 common
shares owned directly by Ms. Kilcoyne.
(12)Amounts in columns (A) and (B) reflect 11,731 common
shares owned directly by Ms. Mallesch.
(13)Amounts in columns (A) and (B) reflect 1,966 common
shares owned directly by Mr. Moczarski.
(14)Amounts in columns (A) and (B) reflect (a) 1,221,693
common shares owned by Otter Capital LLC, for which
Mr. Pasquesi serves as the Managing Member; (b)
3,499,365 common shares owned indirectly by revocable
trusts for which Mr. Pasquesi and his spouse are the
trustees; (c) 133,706 common shares owned indirectly by a
family limited partnership; and (d) 1,564 common shares
owned directly by Mr. Pasquesi. In addition, 1,058,411
common shares held by Otter Capital LLC and the revocable
trusts are subject to a security agreement.
(15)Amounts in columns (A) and (B) reflect 120,104 common
shares owned directly by Mr. Posner.
(16)Amounts in columns (A) and (B) reflect 4,615 common
shares owned directly by Mr. Triplett.
(17)Amounts in columns (A) and (B) reflect 408,807 common
shares owned by trusts for which Mr. Vollaro or his spouse
serve as trustees.

2026 PROXY STATEMENT |	33
(18)Amounts in columns (A) and (B) reflect, on March 9, 2026,
(a) 331,696 common shares owned directly by
Mr. Gansberg (including 57,887 restricted shares, which
were subject to vesting based solely on continued
employment); (b) stock options with respect to 215,270
common shares that were exercisable on that date or
within 60 days thereof; and (c) 120,371 performance
restricted shares which were subject to forfeiture and
reacquisition in the event that performance criteria were
not met. Amounts do not include stock options with
respect to 562,945 common shares that were not
exercisable within 60 days of March 9, 2026.
(19)Amounts in columns (A) and (B) reflect, on March 9, 2026,
(a) 298,788 common shares owned directly by Mr. Morin
(including 25,600 restricted shares, which were subject to
vesting based solely on continued employment); (b) stock
options with respect to 353,254 common shares that were
exercisable on that date or within 60 days thereof; and (c)
86,188 performance restricted shares which were subject
to forfeiture and reacquisition in the event that
performance criteria were not met. Amounts do not
include stock options with respect to 87,775 common
shares that were not exercisable within 60 days of March 9,
2026.
(20)Amounts in columns (A) and (B) reflect, on March 9, 2026,
(a) 428,378 common shares owned directly by Mr. Rajeh
(including 57,887 restricted shares, which were subject to
vesting based solely on continued employment); (b) 40,600
common shares indirectly owned by a limited liability
company of which Mr. Rajeh is the managing member; (c)
stock options with respect to 305,308 common shares that
were exercisable on that date or within 60 days thereof;
and (d) 120,371 performance restricted shares which were
subject to forfeiture and reacquisition in the event that
performance criteria were not met. Amounts do not
include stock options with respect to 562,945 common
shares that were not exercisable within 60 days of March 9,
2026.
(21)Amounts in columns (A) and (B) reflect, on March 9, 2026
(a) 100,230 common shares owned directly by Ms. Todd
(including 18,239 restricted shares, which were subject to
vesting based solely on continued employment); (b) stock
options with respect to 81,697 common shares that were
exercisable on that date or within 60 days thereof; and (c)
69,653 performance restricted shares which were subject
to forfeiture and reacquisition in the event that
performance criteria were not met. Amounts do not
include stock options with respect to 62,685 common
shares that were not exercisable within 60 days of March 9,
2026.
(22)In addition to securities beneficially owned by the directors and the NEOs reflected in the table, includes an aggregate
of 360,373 common shares which are beneficially owned
on March 9, 2026 by other executive officers, including
restricted shares which were subject to vesting based
solely on continued employment, common shares issuable
upon exercise of stock options that were exercisable on
that date or within 60 days thereof and performance
restricted shares which were subject to forfeiture and
reacquisition in the event that performance criteria were
not met.

34	| 2026 PROXY STATEMENT
Preferred Shares
The following table sets forth information available to us as of March 9, 2026, with respect to the ownership of our non-
cumulative preferred shares by (1) each director and NEO of Arch Capital who owns such shares and (2) all of the directors and executive officers of Arch Capital as a group. Except as otherwise indicated, each person named below has sole investment and voting power with respect to the securities shown. Our preferred shares are not convertible into common shares, and the holders of the preferred shares do not have any voting rights (except under certain limited circumstances). For a description of the terms of our preferred shares, please see note 21, “Shareholders’ Equity,” on pages 168-170 of the notes accompanying our consolidated financial statements included in our 2025 Annual Report.

	Preferred Shares
Name of Beneficial Owner	Number of Series F Preferred Shares Beneficially Owned	Percentage of Class Owned
Brian S. Posner	3,000	*
All directors and executive officers (17 persons)	3,000	*

	Number of Series G Preferred Shares Beneficially Owned	Percentage of Class Owned
Brian S. Posner	5,000	*
All directors and executive officers (17 persons)	5,000	*
* Denotes beneficial ownership of less than 1%
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than 10% of our common shares, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our equity securities. To our knowledge, based solely on a review of the copies of such reports filed with the SEC and written representations from certain reporting persons, we believe that our directors and executive officers, and greater than 10% shareholders, complied with the applicable reporting requirements of
Section 16(a) during the year ended December 31, 2025, except that, due to an inadvertent error, one Form 4 on behalf of each of Messrs. Gansberg and Petrillo for two transactions related to the withholding of shares to cover tax liabilities, which were due on February 26 and 27, 2025, were filed late on February 28, 2025.

2026 PROXY STATEMENT |	35
COMPENSATION
ITEM 2—ADVISORY VOTE TO APPROVE NAMED EXECUTIVE
OFFICER COMPENSATION
As required by Regulation 14A under the Exchange Act,
we are asking our shareholders to approve, on an
advisory basis, the compensation of the NEOs as
described in the “Compensation Discussion and Analysis”
and the “Executive Compensation Tables.”
In deciding how to vote on this proposal, the Board
encourages you to read the Compensation Discussion and
Analysis and Compensation Tables sections. We have
designed our compensation programs with the intention
of linking compensation and the Company’s business
performance and talent retention strategies as well as the
long-term interests of our shareholders. We have a “pay-
for-performance” philosophy that forms the foundation
of all decisions regarding compensation of our NEOs.
We are requesting shareholder approval of the
compensation of our NEOs as disclosed pursuant to the
compensation disclosure rules of the SEC, including the
“Compensation Discussion and Analysis,” the “Executive
Compensation Tables” and any related material disclosed
in this Proxy Statement. This vote is not intended to
address any one specific item of compensation, but
instead, the overall compensation of our NEOs and the
policies and practices described in this Proxy Statement.
Your vote is advisory and therefore it will not be binding
on the Company, the Compensation and Human Capital
Committee or the Board. However, the Board and the
Compensation and Human Capital Committee value the
views of our shareholders and the Compensation and
Human Capital Committee will take into account the
outcome of the advisory vote when considering executive
compensation. We have determined to include a
shareholder vote on the compensation of NEOs
(commonly known as a “say-on-pay” vote) in our Proxy
Statement annually until the next required vote on the
frequency of say-on-pay votes, which will be in 2029. The
next say-on-pay vote accordingly will be held at the 2027
annual general meeting.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.
Compensation Discussion and Analysis
The Compensation Discussion and Analysis section explains our compensation philosophy, summarizes our compensation programs and reviews compensation decisions for the NEOs whose compensation information is presented in the tables following this discussion in accordance with SEC rules. NEOs for 2025 were:

Name	Title
Nicolas Papadopoulo	Chief Executive Officer and Class III Director, Arch Capital
François Morin	Executive Vice President, Chief Financial Officer and Treasurer, Arch Capital
Maamoun Rajeh	President, Arch Capital
David E. Gansberg	President, Arch Capital
Christine Todd	Chief Investment Officer, Arch Capital

36	| 2026 PROXY STATEMENT
Executive Summary
Another Year of Outstanding Performance
In 2025, we delivered another year of strong financial
results and continued to execute our strategic agenda
with precision. Our ability to consistently generate
superior results drives shareholder value. The Company’s
long-term performance is reflected in the chart below
which summarizes Arch Capital’s cumulative total
shareholder return from December 31, 2001 to December
31, 2025. During this period, the price of Arch Capital’s
common shares appreciated at a compound annual rate
of 16.0%, compared with a compound annual rate of
return of 10.4% for the S&P 500 P&C Index and 9.8% for
the S&P 500 Index.

Total Shareholder Return
Common Share Performance
At December 31, 2025, the closing price of our common
shares was $95.92, up 3.9% in 2025 and up 15.8% on a
compounded annualized basis over the past 10 years.
While share valuations tend to fluctuate based on market
conditions, our primary metric of value creation is book
value per common share (“BVPS”) growth over time.
In addition, at December 31, 2025, our common share
price represented approximately 147% of our year-end
2025 BVPS, which remained healthy relative to our peers,
when taking into account our business mix. For the
industry, price-to-book value is viewed as an important
indicator of company performance by analysts and the
investment community.

2026 PROXY STATEMENT |	37
Our superior returns to shareholders reflect the exceptional financial results the Company has produced over five years across most of our key drivers of value creation as illustrated in the table below. For more information on our performance, see “2025 Performance at a Glance” below.

	1 Year Period	3 Year Period	5 Year Period
Annualized ROE	20.1%	24.5%	18.6%
Annualized Operating Return on Average Common Equity (“Operating ROE”)*	17.1%	19.6%	15.4%

Total book value return per share	22.6%	99.6%	114.8%
Total tangible book value return per share*	24.6%	102.6%	115.5%

Total shareholder return per share	3.9%	60.7%	179.7%
* See “Annex B—Non-GAAP Financial Measures.”
Executive Compensation Program Links Executive Pay to Performance
Our executive compensation program directly links pay to
Company performance and aligns the interests of our
executives with those of our shareholders by tying
significant portions of their compensation to the
Company’s financial and share price performance.
Historically, we have received strong support from
shareholders regarding our executive compensation
program and, as a result, we have maintained the same
performance-based components for our executive pay
program used in previous years, as summarized in this
section.
The performance metrics used in our executive
compensation program are highly correlated with
shareholder value creation and aligned with the
Company’s strategy. Consistent with prior years, in
evaluating Company performance for our compensation
programs, we focus primarily on the following financial
measures:
■Growth in book and tangible book value per share,
which creates long-term shareholder value.
■ROE and Operating ROE, which are key indicators of the
efficient use of capital and producing an acceptable
return on that capital for our shareholders.
Further, a substantial portion of our NEOs’ compensation
is tied to our share price performance and returns earned
by shareholders. Equity incentives in the form of stock
options, restricted shares and performance share awards
account for approximately 68% of our CEO’s target
compensation and 54% of target compensation in the
case of our other NEOs. In addition, our TSR performance
relative to our industry peers is used as a modifier to
calculate the final payouts for performance share awards.
Our 2025 performance for the Company’s key financial
benchmarks is shown above under “Executive Summary—
Another Year of Exceptional Performance.” When making
compensation decisions, our Compensation and Human
Capital Committee considered this exceptional
performance, along with the substantial contributions
made by our NEOs to achieve this financial performance
and our strategic goals. An overview of these
achievements and resulting NEO compensation is
summarized below and further described in “2025
Compensation Decisions for NEOs” in the Compensation
Discussion and Analysis.

38	| 2026 PROXY STATEMENT

Element	2025 Financial Goal Achievement	Resulting NEO Compensation
Short-Term Annual Cash Incentive (STI)	Based on achievement of ROE target: ■For 2025, our target ROE was 13.34%, and our level of goal achievement was 125.3%, resulting in a STI payout factor of 200.0% of target.	■Our CEO earned 200.0% of his target STI payout based on achievement of 2025 performance and his strategic goals described under “2025 Compensation Decisions for NEOs.”
	▪This payout aligns with the Company’s Operating ROE of 17.1% for 2025.	■Our other NEOs earned on average 189.8% of their target STI payout based on achievement of 2025 performance and their strategic goals described under “2025 Compensation Decisions for NEOs.”
Long-Term Incentive Performance Shares
Based on absolute growth in tangible book value per
share (“TBVPS”) over a three-year period, supplemented
by a TSR modifier:
■Our target TBVPS growth for the 2023-2025
period was 11% per annum, the same as it was
for the prior performance share cycle
(2022-2024).
■TBVPS growth from 2023-2025 was 33.65%,
resulting in goal achievement of 200%.
■TSR over the three-year period was 56.3% and
the resulting modifier to calculate the final
payout was 100%.
■Final payout for the performance shares granted
in February 2023 for the 2023-2025 performance
period was 200%.
■Our NEOs earned 200% of the performance shares vesting in March 2026 based on performance during the 2023-2025 period.

For the 2025 Annual Long-Term Incentive Awards
approved for our NEOs in March 2025, we continued to
award 55% of the target value in performance shares,
25% in stock options and 20% in restricted shares. These
awards strike an appropriate balance between
accomplishing sustained financial performance
objectives, aligning our executives’ interests with those of our shareholders, promoting share price growth and
retaining the services of executives through three-year
vesting periods.
Shareholder Engagement and Results of Say-on-Pay Votes
At our 2025 annual general meeting of shareholders,
84.7% of the votes cast approved the Company’s
executive compensation program as described in the
2025 Proxy Statement. Although the level of support was
lower than our historical say-on-pay voting percentages,
we believe this result was likely due to the one-time
outperformance equity awards granted on an exceptional
basis in connection with our leadership transition in 2024.
Nonetheless, the Compensation and Human Capital
Committee believes this vote was still sufficiently strong
enough to indicate that shareholders generally support
our executive compensation program, which aligns with
shareholders’ interests to support long-term value
creation. We continue to engage with our shareholders
and have received positive feedback over the years on
our executive compensation program, including the
metrics used in our annual and long-term incentive plans
that align with Company strategy and shareholder value
creation. We remain committed to considering feedback
from our shareholders on our executive compensation
program and practices.

2026 PROXY STATEMENT |	39
Strong Link Between Pay and Performance
Our executive compensation programs are designed to
link pay and performance and to align the interests of our
executives with those of our shareholders by tying
significant portions of their compensation to the
Company’s financial performance and share price
performance.
We utilize a formulaic approach in our annual incentive
plan design for our Executive Leadership Team, including
our NEOs, and the majority of our long-term incentive
awards for senior executives (including NEOs) are granted
in the form of performance shares.

CEO Target Mix of Pay	Other NEOs Target Mix of Pay

As illustrated above for our CEO, 77% of target compensation was performance-based and 68% consists of long-term incentives.	As illustrated above for our other NEOs, 72% of target compensation was performance-based and 54% consists of long-term incentives.

40	| 2026 PROXY STATEMENT
2025 Performance at a Glance
1 Excludes the effects of stock options, restricted and performance share units outstanding.
2 See “Annex B—Non-GAAP Financial Measures.”
3 A higher GAAP combined ratio, a measure of underwriting performance, indicates a lower underwriting margin.
Arch delivered record results in 2025, including $4.4
billion of net income available to Arch common
shareholders (“Net Income”) and $3.7 billion of after-tax
operating income. See “Annex B—Non-GAAP Financial
Measures” for additional information on our non-GAAP
measures.
Strong contributions from all three of our underwriting
segments once again demonstrated the strength of the
Company’s diversified, global platform. In 2025, our
Reinsurance segment delivered a record $1.6 billion of
underwriting income, and our Insurance segment
contributed $375 million of underwriting income—a 27%
and 9% increase from 2024, respectively. Our Mortgage

2026 PROXY STATEMENT |	41
segment provided profitable diversification to our
property and casualty (“P&C”) operations—delivering at
least $1.0 billion of underwriting income for the fourth
consecutive year.
After several years of a sustained P&C hard market,
underwriting conditions softened in many lines in 2025.
Despite the more competitive underwriting environment,
we increased our gross premiums written by 6.4% and net
premiums written (“NPW”) by 4.7% from 2024.
Investable assets were $47.4 billion at the end of 2025, a
14% increase from the $41.4 billion at the end of 2024.
The “float” generated from premiums written over the
last several years led to $1.6 billion of net investment
income and an additional $504 million from equity
method investments. The size, strength and quality of our
investment portfolio should continue to provide a stable,
recurring earnings stream that enhances Arch’s overall
returns.
Underwriting quality remained excellent with a
consolidated combined ratio of 82.8% in 2025, a modest
30-basis point increase from 2024. This result ranked in
the 89th percentile of our Performance Peer Group (refer
to “How We Make Compensation Decisions”). Compared
to our Performance Peer Group, our 2025 results
reflected strong underlying performance across most key
measures, with: (1) operating return on average common
equity at the 58th percentile, (2) net income return on
average common equity at the 80th percentile, and (3)
growth in tangible book value per share at the 60th
percentile. However, (4) TSR was at the 10th percentile
for the year. Refer to “Long-Term Performance”
discussion for additional information on our performance
results and see “Annex B—Non-GAAP Financial
Measures” for additional information on our non-GAAP
measures.
2025 Achievements
Our strong 2025 performance is due to our ability to
operate our business units according to our principles
with focus on efficiently executing Arch’s strategic plan.
Our Insurance segment increased NPW to approximately
$7.8 billion, up from $6.9 billion in 2024. The 2025 result
includes a full year of results from the U.S. Middle Market
Commercial and Entertainment division, which we
acquired from Allianz in 2024 (“MCE Acquisition”). NPW
by North America were 17.6% higher in 2025 than in
2024, primarily reflecting the impact of the MCE
Acquisition. Internationally, we increased writings
through our Bermuda platform and in continental Europe
as part of a targeted expansion. The combined ratio for
the segment was 95.2% for the year, compared to 94.8%
in 2024. This consistency demonstrated the resilience of
our portfolio and the effectiveness of our underwriting
and risk-selection processes, especially given the effect of the California wildfires in the first quarter of 2025.
Our Reinsurance segment wrote $7.6 billion of NPW, a 2%
decrease from 2024. Despite significant catastrophe
activity early in the year, the team delivered excellent
underwriting performance with an 80.8% combined ratio,
a 240-basis point improvement from 2024. We continued
to expand our relevance as a global reinsurer by being a
trusted partner for cedants and distribution partners. Our
diversified portfolio, well-established relationships and
ability to provide creative solutions to challenging
problems remain core competitive advantages.
The Mortgage segment continues to perform well despite
ongoing affordability and mortgage interest rate
challenges throughout the housing industry. The segment
generated $1.0 billion of underwriting income and wrote
nearly $1.1 billion of NPW in 2025. Insurance in Force, a
key driver of mortgage earnings, was $484.6 billion at
December 31, 2025—a slight 3% decrease from 2024 as
new mortgage originations remain constrained. Credit
quality remained excellent, and the percentage of insured
(U.S.) mortgage loans in default was 2.17% at the end of
2025—consistent with the historic lows of the last several
years.
BVPS, our long-time preferred measure of value creation,
ended 2025 at $65.11, an impressive 22.6% increase for
the year. We repurchased $1.9 billion of Arch common
shares in 2025. We strongly believe ACGL stock is a good
long-term investment, and share buybacks represent an
efficient way to return excess capital to our shareholders
over time.
Long-Term Performance
We believe the Company’s performance is best measured
over the long term. The following charts highlight certain
of our key metrics for evaluating financial performance,
which are considered in our compensation decisions. In
evaluating the performance of the Company in
connection with our compensation programs, we focus
primarily on two main benchmarks: growth in (tangible)
book value per share, which creates long-term
shareholder value, and (operating) ROE, which drives
book value growth and are key indicators of the efficient
use of capital.

42	| 2026 PROXY STATEMENT
Book Value and Tangible Book Value per Common Share
BVPS: Since our recapitalization in 2001, we have
delivered strong results to our shareholders as our BVPS
has grown by 3,107% from $2.03 at December 31, 2001,
to $65.11 at December 31, 2025. Shareholders who
invested in our recapitalization and continue to hold their
common shares have seen the book value of their shares
increase by 15.9% per year on a compounded basis,
including the $1.9 billion Special Dividend paid in 2024.
The price of the shares increased 5,113% to $95.92 from
$1.84, an increase by 17.7% per year on a compounded
basis.
TBVPS: Growth in this measure, which excludes goodwill
and intangible assets, is indicative of our underlying
results and is a strong indicator of growth in shareholder
value for a P&C insurer and reinsurer and a common
financial performance measure for companies in our
industry. As such, Arch Capital focuses the long-term
component of its executive compensation program on
building TBVPS over time.
Our growth in BVPS and TBVPS is aligned with the trading
performance of our common shares (refer to “Common
Share Performance”).

Growth in Book Value per Common Share + Accumulated Common Dividends
  †Annualized growth rate from December 31, 2001 to December 31, 2025 including all accumulated special cash dividends paid to common shareholders. Excludes the effects of stock options, restricted and performance share units outstanding.

2026 PROXY STATEMENT |	43
Return on Equity
Our ROEs for 2025 reflected strong underwriting
performance and growth in investment income, while
reflecting competitive market conditions in the P&C
industry. ROEs for the 2023 to 2025 years have
outperformed the 10-year average ROEs.

ROE and Operating ROE[1]
1 See “Annex B—Non-GAAP Financial Measures.”

Executive Compensation Philosophy
We are a leading, Bermuda-based specialty insurer and
reinsurer with a global presence. Our job as an insurer is
to understand and price risk and, in doing so, to generate
superior risk-adjusted returns from the insurance and
reinsurance coverages we write. Accordingly, it is critical
that we recruit, retain and motivate the best talent in the
global marketplace. Over time, and in light of our
business strategy, we have sought to develop a
compensation philosophy that both supports and is
consistent with our risk-management practices and that
helps to ensure that our compensation programs align
our executives and employees with the long-term
interests of our shareholders. Our compensation
philosophy seeks to reinforce and reward long-term value
creation by motivating our NEOs through pay practices
based substantially on the overall success of the
Company. To achieve these goals, our executive
compensation programs have been designed to
incentivize our leaders to create long-term value for our
shareholders. We use the combination of fixed and
variable compensation in the executive compensation
program. The variable compensation is performance-
based and consists of short-term annual cash incentive
bonuses and long-term incentive share-based awards,
while the fixed component of the compensation is
designed to reflect the significant levels of our NEOs’
experience, duties and scope of responsibility in leading
the Company’s underwriting and operating activities as
well as to assist in executive retention.

44	| 2026 PROXY STATEMENT
The design of our compensation program is guided by
four core principles:
■Link Pay with Performance: The majority of our pay
for executives is at-risk and performance-based with
metrics aligned to the Company’s short-term and long-
term financial results, business strategy and
shareholder returns. Pay should have a clear
connection to each executive’s individual contribution
to increasing value for our shareholders.
■Attract, Retain and Align: We maintain programs that
will attract and retain critical talent, drive future
growth and create strong shareholder alignment
within our executive population.
■Support Culture: We support the Arch Capital culture
of entrepreneurship, teamwork, underwriting
discipline and commitment to the highest ethical
standards through pay and governance policies and
practices that align with shareholder interests.
■Provide Market Competitive Pay: For each executive
position, we consider external benchmark market data
for base salary, annual target bonus levels and
annualized long-term incentive target grants as well as
total target pay opportunities. Based upon the
considerable range of unique facts and circumstances
pertaining to our executive talent, we may adjust pay
opportunities as appropriate to take into
consideration various factors such as consistent high
performance and value delivery to the Company,
retention, succession, successful tenure and other
factors.

Our compensation framework includes these key policies and practices:

What We Do
■Structure the majority of pay as performance-based,
which is tied to rigorous financial, strategic and
relative shareholder return performance goals.
■Align executive compensation with shareholder
returns.
■Apply share ownership and holding guidelines.
■Discourage inappropriate risk-taking that is
inconsistent with the long-term success of the
Company.
■Require minimum vesting periods for equity awards.
■Include clawback provisions for all incentive-based
compensation for executive officers.
■Include double-trigger change in control provisions in
equity awards that are assumed by an acquirer.
■Prohibit hedging of our shares and limit the number
and type of shares that can be pledged.
■Set the exercise price of our stock options at or
above the closing share price on the grant date.
■Maintain a completely independent Compensation
and Human Capital Committee that establishes our
compensation practices.
■Engage an independent compensation consultant
that reports directly to the Compensation and
Human Capital Committee.
■Utilize a peer group approved by our Compensation
and Human Capital Committee and Board to aid in
the benchmarking of compensation and to assess our
performance relative to similar companies.
■Engage with our shareholders.

What We Don’t Do
■No repricing or reducing the exercise price of stock
options.
■No exchanging out-of-the money stock options for
cash or other property.
■No tax gross-ups provided to executive officers.
■No excise tax gross-up payments in connection with
change in control payments.
■No guaranteed equity awards or bonuses for NEOs.
■No excessive or unusual perquisites.
■No uncapped short-term and long-term incentive
payouts.
■No dividends paid on unvested/unearned restricted
and performance share awards.
Shareholder Engagement and
Results of Say-on-Pay Votes
At our 2025 annual general meeting of shareholders,
approximately 84.7% of the votes cast approved the
Company’s executive compensation program and the
resulting compensation described in the 2025 Proxy
Statement. Although the level of support was lower than
our historical say-on-pay voting percentages, we believe
this result was likely the result of the one-time
outperformance equity grants made in connection with
our leadership transition in 2024. No exceptional grants
were made to our NEOs in 2025. Historically, we have
received strong support from shareholders regarding our
executive compensation program and, as a result, we
have maintained the same performance-based
components for our executive pay program used in

2026 PROXY STATEMENT |	45
previous years, as summarized in this section.
In addition, we continue to engage our largest
institutional shareholders in discussions regarding our
executive compensation program and other governance
matters, including our sustainability program, as outlined
above (see “Proxy Summary”). We remain committed to
listening to feedback from shareholders when designing,
reviewing and evaluating our compensation programs
and policies. The below table summarizes our Say-on-Pay
votes for the past five years.

Annual General Meeting	Actual Say-on-Pay Vote Results
2025	84.7%
2024	95.3%
2023	93.9%
2022	94.6%
2021	95.1%
How We Make Compensation
Decisions
Compensation and Human Capital Committee
Process
The Compensation and Human Capital Committee
reviews the performance of, and approves the
compensation paid to, the CEO and the other NEOs.
■The CEO of Arch Capital assists in the performance
reviews of the NEOs other than himself and makes
recommendations to the Compensation and Human
Capital Committee on their base salary, annual
incentive and long-term share-based compensation.
The Compensation and Human Capital Committee
reviews, discusses and modifies these compensation
recommendations in connection with its approval of
the compensation for the NEOs.
■The Compensation and Human Capital Committee
meets in executive sessions (without management
present) as necessary, particularly when making
determinations about base salary, annual incentive
and long-term equity compensation, or administering
any aspect of the compensation program for the CEO
of Arch Capital. Determinations about compensation
matters in respect of our NEOs are subject to
ratification by the Board.
■To establish levels of base salary, annual incentives,
long-term incentives and benefits, the Compensation
and Human Capital Committee reviews extensive
historical competitive data, including information
compiled from annual reports on Form 10-K, proxy
statements and other publicly available information
for a representative sample of publicly-traded
insurers and reinsurers that we believe compete
directly with us for executive talent (the
“Compensation Peer Group”). Generally, peer
companies are of similar size and have similar
numbers of employees and product offerings as Arch
Capital.
Risk Management and Compensation Policies
In line with the Company’s requirements for managing
risks associated with the Company’s compensation
programs, the Compensation and Human Capital
Committee seeks to ensure our executive compensation
program does not encourage executives to take excessive
risks that are inconsistent with the long-term success of
the Company.
We emphasize long-term results both in our short-term
and long-term incentive programs. Under our short-term
incentive program, each underwriting year is measured
separately and results are calculated over a 10-year
development period. Our long-term incentive program
includes a substantial component of performance-based
compensation earned based on achieved performance
against preselected performance goals over a three-year
performance period.
Our compensation philosophy and governance features
are also complemented by the following policies: (i) a
clawback policy, (ii) a no hedging policy and (iii) share
ownership guidelines and share holding requirements
that are designed to align our compensation with long-
term shareholder interests. See “Additional
Compensation Policies and Practices” for further detail.
We believe our approach to the evaluation of
performance and the design of our compensation
programs assist in mitigating excessive risk-taking that
could harm our Company and believe there is no
excessive risk inherent in our programs.
Role of Compensation Consultant
The Compensation and Human Capital Committee has
sole authority to select, retain and terminate any
consultants or advisors used to provide independent
advice to it and evaluate executive compensation,
including sole authority to approve the fees and any other
retention terms for any such consultant or advisor. The
Compensation and Human Capital Committee has
engaged Pay Governance LLC (“Pay Governance”) as its
independent executive compensation consultant to assist
in establishing compensation policies and programs.
During 2025, Pay Governance:

46	| 2026 PROXY STATEMENT
■Reviewed and advised the Compensation and Human
Capital Committee on matters concerning
compensation of our CEO and our other NEOs.
■Reported on all aspects of short-term and long-term
compensation program design, including incentive
mix.
■Assessed the companies in the Compensation and
Performance Peer Groups for continued
appropriateness.
■Reported on emerging trends and developments in
executive compensation and corporate governance.
■Prepared formal presentations for the Compensation
and Human Capital Committee regarding executive
compensation.
■Conducted compensation benchmarking analysis for
each of the Company’s senior executives.
■Evaluated the competitiveness of and advised on
director compensation.
Pay Governance did not provide any other services to the
Company, and no fees were paid to Pay Governance
except fees related to their services to the Compensation
and Human Capital Committee. The Compensation and
Human Capital Committee believes that Pay Governance
is independent and no conflict of interest exists.
Competitors for Setting Pay and Comparing
Performance
For purposes of making compensation decisions and for
evaluating our financial performance relative to peers, we
used compensation and financial data derived from the
Compensation Peer Group listed below. We annually
review the companies in our Compensation Peer Group
with our independent compensation consultant. Prior to
the Compensation and Human Capital Committee making
2025 compensation decisions, the Compensation and
Human Capital Committee conducted a formal review of
the Compensation Peer Group, with assistance from Pay
Governance, resulting in a recommendation to add The
Allstate Corporation, whose asset size, market
capitalization and line of businesses are comparable to
Arch Capital. This resulted in a new peer group of 17
companies, which was approved by the Compensation
and Human Capital Committee.
The table below describes the multi-step filtering exercise
used in the Compensation Peer Group selection process:

Compensation Peer Group Selection Process
Step 1: Industry Filters	Select industries relative to Arch Capital’s business operations.
Step 2: Size Filters	Filter companies based on revenue and asset size.
Step 3: Additional Subjective Filters	Review business descriptions and additional financial measures.
The table below describes the four primary functions for
the Compensation Peer Group:

Purpose of the Compensation Peer Group
Pay Comparisons	Determine competitive pay levels and identify differences from general industry market data.
Compensation Structure	Provide benchmarks for compensation structure (pay mix, performance metrics, leverage, vehicles, etc.).
Use as a foundation or reference when making design changes to the compensation program.
Performance Comparisons	Assess performance relative to companies facing similar business challenges.
Use as an input to setting incentive plan goals.
Financial Performance
Company performance is measured in
absolute terms, as well as versus prior
year results, and in relative terms in
comparison with the performance of
peer companies in our Compensation
Peer Group on the same financial
metrics.

2026 PROXY STATEMENT |	47
The Compensation Peer Group approved in September
2024 and used for 2025 compensation decisions, which
places Arch Capital at the 67th percentile of revenue size
and 78th percentile of market capitalization, was
comprised of the following 17 companies:

2025 Compensation Peer Group
The Allstate Corporation
American Financial Group, Inc.
Arthur J. Gallagher & Co.
Assurant, Inc.
AXIS Capital Holdings Limited
Chubb Limited
Cincinnati Financial Corporation
CNA Financial Corporation
Everest Group, Ltd.
The Hanover Insurance Group, Inc.
The Hartford Insurance Group, Inc.
Markel Group Inc.
Old Republic International Corporation
RenaissanceRe Holdings Ltd.
The Travelers Companies, Inc.
W.R. Berkley Corporation
Willis Towers Watson Public Limited Company
The Compensation and Human Capital Committee utilizes
a separate peer group to measure relative TSR
performance in our performance share awards (the
“Performance Peer Group”). There is significant overlap
between the two peer groups, with 14 companies
included in both groups, but there are differences that
reflect the different purposes of the compensation and
performance peer groups. The Compensation Peer Group
is used primarily to benchmark our compensation against
companies that we compete with for talent, while the
Performance Peer Group is more focused on companies
that participate in similar lines of business and appear to
be valued similarly from a stock market perspective to
more closely measure our relative TSR performance. In
establishing the Performance Peer Group for 2025, the
Compensation and Human Capital Committee, with
assistance from Pay Governance, started with the 2024
Performance Peer Group and added American
International Group, Inc. and Chubb Limited, resulting in
the 20 companies listed below under “Elements of
Compensation—Annual Long-Term Incentive Plan.”
Elements of Compensation Program
We have three primary elements of total direct
compensation for our executive compensation program:
base salary, short-term cash incentive and long-term
incentive share-based awards, all of which are described
below. We also provide standard retirement and benefit
plans and limited perquisites customarily provided to
expatriates residing in Bermuda.
Base Salary
Base salary is fixed cash compensation and integral to any
employment arrangement. Base salary is reviewed
annually and adjusted when appropriate. Increases are
not automatic or guaranteed. The Compensation and
Human Capital Committee sets each NEO’s base salary
based on market data for the individual’s position and
geographic location as well as experience, duties and
scope of responsibility. From time to time, base salaries
may be adjusted to reflect promotions, increases in
responsibilities and competitive considerations.
Short-Term Annual Cash Incentive
For each executive participant, target annual cash
incentive award levels are established, stated as a
percentage of base salary. These levels are influenced by
external market data and adjusted as appropriate to take
into consideration various factors such as consistent high
performance and value delivery to the Company, internal
equity, retention and succession.
Short-term annual cash incentive award levels are
designed to provide formulaic payouts to our senior
executives and serve as a critical tool for rewarding the
achievement of annual corporate and individual goals.
Amounts are earned based on the attainment of
quantitative and qualitative strategic accomplishments
for the relevant year.
The table below sets forth the established target bonus
levels for our NEOs for 2025:

2025 NEO Target Short-Term Incentive Opportunity
Name	Base Salary	Target (%)	Target Bonus
Nicolas Papadopoulo	$1,300,000	200%	$2,600,000
François Morin	$800,000	150%	$1,200,000
Maamoun Rajeh	$900,000	185%	$1,665,000
David E. Gansberg	$900,000	185%	$1,665,000
Christine Todd	$800,000	150%	$1,200,000

48	| 2026 PROXY STATEMENT
Annual Cash Incentives Tied to Performance
At the beginning of each annual performance period, the
Compensation and Human Capital Committee approves
the financial performance metrics and reviews the
strategic goals that will be considered when determining
the ultimate amount of the performance-based annual
cash incentive awarded upon completion of the calendar
year, including establishing specific targets, thresholds
and maximums for each financial performance metric.
Performance below the threshold would result in no
payout related to the financial metrics. For 2025, financial performance metrics were given a weighting of 70% and
strategic goals were given a weighting of 30%.
The financial metrics are measured based on the financial
performance achieved by each of the segments (i.e.,
Insurance, Reinsurance and Mortgage (collectively the
“underwriting units”) as well as our investment unit)
under our existing incentive compensation formula plans.
Such plans typically base payouts on the achievement of
ROE targets, reflecting the rate of return we earn on our
capital, which supports our goal of growth in TBVPS, a
critical factor in the market value of our shares and, as a
result, the alignment of our executives’ compensation
with shareholder returns. At the beginning of each
underwriting year, the segment-level ROE scale, which
establishes the threshold, target and maximum
performance levels under the formula plans, is approved
by the Compensation and Human Capital Committee. The
threshold, target and maximum payout percentages as
well as the 2025 underwriting year for the segment-level
ROE scale are set forth in the following table:

Level of Performance	Segment ROE Scale	Payout Factor
Below Threshold	<7.50%	0.0%
Threshold	7.50%	30.0%
Target	13.34%	100.0%
Maximum	20.01%	200.0%
Under the formula plans, for underwriting units, payouts
are determined based on the unit’s performance during
the current calendar year across all open underwriting
years (typically the last 10 years), evaluated against the
applicable ROE scale and target developed for each such
underwriting year and applied over its respective
development period (again, typically 10 years). For the
investment unit, awards are derived from the unit’s
performance as measured by our investment returns
compared to the applicable benchmark index over the
past one, three and five years.
Strategic goals are designed to incentivize participants to
achieve corporate objectives that cannot be measured by
financial metrics and are approved by the Compensation
and Human Capital Committee at the beginning of each
year. Performance against strategic goals is evaluated by
the Compensation and Human Capital Committee at the
conclusion of the calendar year. The strategic goals for
each of our NEOs for 2025 are discussed below under
“2025 Compensation Decisions for NEOs.”
Performance Criteria
The following performance criteria and weights apply for
corporate and unit executives.
■Corporate executives include our CEO and CFO who
have a broad set of responsibilities across the entire
group and no specific underwriting unit profit and
loss responsibilities.
■Unit executives have profit and loss responsibilities
for a specific underwriting unit. In 2025, this group
included Messrs. Rajeh and Gansberg and Ms. Todd.
Corporate executives’ 70% financial performance metric
weighting is based on overall group performance, while
the financial performance weightings for Reinsurance,
Mortgage and Insurance executives is based 40% on the
results of the formula plan for the combined units and
30% on overall group performance, and for Investments
executives is based 50% on the results of the formula plan
for their respective unit and 20% on overall group
performance (for a total of 70% tied to financial results),
in order to further incentivize them to support overall
group objectives.

2026 PROXY STATEMENT |	49
The chart below summarizes the performance criteria structure:

Performance Criteria	Measurement		Weights for Corporate Executives	Weights for Unit Executives	Range of Payout Percentages
Financial Metrics —Group Level	The incentive compensation payout multiple at the group level is based on each of the underwriting units’ incentive compensation formula plan multiples and is determined as follows:		70%	30% for Reinsurance, Mortgage and Insurance 20% for Investments	0–200%
	1.	Convert the payout levels for each unit to an ROE- equivalent, which is inferred[1] using the current underwriting year’s ROE scale.
	2.	Derive a group-wide ROE supporting the incentive compensation formula plans using the unit-specific inferred ROEs, weighted by the capital allocated (or deployed) to each underwriting unit.
	3.	Compare the group-wide ROE to the target level ROE for the current year in order to assess the relative performance of the group.
	4.	Compute the group-level payout multiple using the applicable scale.
Financial Metrics —Segment Level	The incentive compensation payout level for each unit executive measured under this category is equal to his respective unit’s incentive compensation formula plan multiple (total bonus payout dollars for the unit for the current year expressed as a percentage of the aggregate target bonus pool for the unit for the current year), as described in “Annual Cash Incentives Tied to Performance” above.		0%	40% for Reinsurance, Mortgage and Insurance 50% for Investments	0–200%
Strategic Goals[2]	Based on each executive’s year-end performance evaluation measuring the achievement of strategic objectives.		30%	30%	0–250%
Total			100%	100%	0–200%
1An ROE equivalent for a given unit is inferred by determining the ROE that would be required under the current underwriting year’s ROE scale to produce a payout multiple equal to the unit’s actual incentive compensation formula plan payout.
2For the strategic criteria, payout percentages over 200% may only be used if the overall financial criteria payout percentage is 100% (i.e., target level of performance) or higher. The overall maximum bonus payment cannot exceed 200% of the target amount.

50	| 2026 PROXY STATEMENT
2025 Year ROE Scale/Financial Goals/Payout Scale
Each year, in connection with setting the current year’s threshold, target and maximum ROE measures, the
Compensation and Human Capital Committee reviews prevailing financial and economic conditions and uncertainties, the current interest rate environment and peer analysis. The Compensation and Human Capital Committee endeavors to set target ROE measures that are rigorous and responsive to the continued challenging environment in the insurance, reinsurance and mortgage industry and that deliver a pay-for-performance culture. For 2025, the Compensation and
Human Capital Committee set the ROE target at 13.34%, down from 13.69% in 2024, due to fluctuation in risk-free interest rate from which our ROE target is derived.
The two tables below show the payout scale at the threshold, target and maximum levels for each level of ROE financial goal achievement required at the group and segment levels.

Range of Payouts as % of Target - Financial Goals - Group Level	Threshold	Target	Maximum
Payout as a % of Target[1]	20%	100%	200%
Level of Goal Achievement Required	85%	100%	115%

Range of Payouts as % of Target - Financial Goals - Segment Level	Threshold	Target	Maximum
Payout as a % of Target[1]	20%	100%	200%
Level of Goal Achievement Required	50%	100%	150%
1Payout for performance achievement between stated levels is interpolated on a straight-line basis.
The table below shows the payout percentages at each performance rating for strategic performance criteria:

Strategic Performance Rating	Payout[1]
Exceptional Year	250%
Very Strong Year	150%
Successful Year	100%
Mixed Year	50%
Unsuccessful Year	0%
1For the strategic criteria (30% weighting), payout modifiers over 200% may only be used if the overall financial goals (70% weighting) achieve the target level of performance or higher. Also, maximum payout as a percentage of target is capped at 200%.
See “2025 Compensation Decisions for NEOs” for details of annual short-term cash incentives paid to the NEOs and discussion of the strategic goals.

2026 PROXY STATEMENT |	51
Annual Long-Term Incentive Plan
Overview
The Company grants long-term equity-based incentive
awards to link the compensation of our NEOs directly to
corporate performance over the long term and to align
the interests of executives to our shareholders. A majority
of the economic value for our NEO compensation is
granted in performance-based vehicles. The mix of long-
term awards granted under our annual Long-Term
Incentive Plan is approximately (i) 80% performance-
based, consisting of 55% performance shares and 25%
stock options and (ii) 20% time-based restricted shares.
The performance shares are subject to both service-based
and performance-based vesting conditions and directly
link pay with performance to create shareholder
alignment. The stock options also align executives’
interests with those of shareholders and focus on driving
share price. Time-based restricted shares promote direct
retention and shareholder alignment.
These awards make up a significant component of total
direct compensation, and we believe that the
combination of awards supports our pay-for-performance
philosophy by encouraging long-term performance and
shareholder value creation.
Long-term incentive award grants are generally made
annually at the beginning of each year, and the
performance shares have three-year overlapping
performance periods.
In addition, during the year, additional equity awards may
be granted for critical retention situations, newly hired
employees and special recognition. No exceptional grants
were made to our NEOs in 2025. The summary below
describes the vesting conditions and other relevant data
relating to the annual long-term equity program.

Annual Long-Term Incentive Plan Awards

Performance Shares 55% of Economic Value		Stock Options 25% of Economic Value		Restricted Shares 20% of Economic Value

Performance Period: Three years.
Underlying Value: Denoted in shares
of Arch Capital.
Metrics: Starting in 2024, Adjusted
Tangible Book Value per common
share growth over the three-year
performance period, with a TSR
modifier of +/- 25%, relative to the
TSR of our Performance Peer Group
as discussed within “How We Make
Compensation Decisions—Selected
Competitors” and as shown below.
Opportunities: Pre-established
threshold, target and maximum
opportunities (e.g., 50%, 100%,
200%). TSR modifier cannot result in
actual opportunities exceeding 200%
but can result in awards falling below
50%. Below threshold performance
results in 0% shares earned.
Payout: Earned shares vest in March
following the end of the performance
period, with the number of vested
shares dependent upon the level of
goal achievement.
Dividends: Accrue and are paid out
upon vesting.
+
Vesting: Three-year ratable
commencing on the first
anniversary of the grant
date.
Underlying Value: Denoted
in non-qualified stock
options evaluated using the
Black-Scholes methodology.
Exercise Price: Equal to or
exceeds the closing share
price on the grant date.
Life: 10-year maximum
term.
Black-Scholes Methodology:
The grant date fair value is
calculated in accordance
with the Black-Scholes
model. The expected life
assumption for annual
option grants (i.e., not the
options related to the one-
time outperformance
awards granted in 2024) is
based on the Company’s
historical exercise
experience of six years (of a
10-year maximum term).
			+	Vesting: Three-year ratable commencing on the first anniversary of the grant date. Underlying Value: Denoted in shares of Arch Capital. Payout: In shares. Dividends: Accrue and are paid out upon vesting.

52	| 2026 PROXY STATEMENT
Starting in 2024, the financial metric against which we
measure Company performance under our performance
shares is based on growth in adjusted tangible book value
per common share (“ATBVPS”). ATBVPS is our TBVPS
excluding accumulated other comprehensive income
(loss) (“AOCI”), net of deferred income tax related to
AOCI, as presented on the Company’s balance sheet. We
believe that consistent ATBVPS growth over time is an
indication of effective and prudent use of capital,
resulting in the creation of shareholder value over time.
We also believe that performance in relation to our
Performance Peer Group is important in evaluating our
long-term performance. Accordingly, we have
incorporated a relative TSR modifier into the design of
our performance shares for several reasons, most
significantly due to its likely correlation to long-term
growth in ATBVPS and direct correlation with shareholder
returns over the performance period.
The table below lists the 2025 Performance Peer Group:

2025 Performance Peer Group
American Financial Group, Inc.
American International Group, Inc.
Assurant, Inc.
AXIS Capital Holdings Limited
Chubb Limited
Cincinnati Financial Corporation
CNA Financial Corporation
Essent Group Ltd.
Everest Group, Ltd.
Fairfax Financial Holdings Limited
The Hanover Insurance Group, Inc.
The Hartford Insurance Group, Inc.
Markel Group Inc.
MGIC Investment Corporation
Old Republic International Corporation
Radian Group Inc.
RenaissanceRe Holdings Ltd.
Selective Insurance Group, Inc.
The Travelers Companies, Inc.
W.R. Berkley Corporation
2025 Long-Term Incentive Awards
The Compensation and Human Capital Committee
endeavors to set rigorous goals for the performance
share awards. The awards granted in 2025 will pay out at
target if our ATBVPS grows at an 11% annual rate over the
three-year period. As noted above, the resulting vesting
level is secondarily modified by the relative TSR modifier.
Earned awards can increase by up to 25% if the
Company’s TSR over the three-year period ranks between
the 65th and 80th percentiles of the Performance Peer
Group, or decrease by up to 25% if the Company’s TSR
over the three-year period falls between the 20th and
35th percentile of the Performance Peer Group. Awards
are not modified if TSR performance is between the 35th
and 65th percentiles. The maximum number of shares
that can be earned is 200% of target.
The table below sets forth the threshold, target and
maximum performance levels for ATBVPS with respect to
performance shares granted in 2025:

Level of Performance	Growth in ATBVPS	Shares Earned as a % of Target
Below Threshold	<6%	0%
Threshold	6%	50%
Target	11%	100%
Maximum	16%	200%

2026 PROXY STATEMENT |	53
2025 Compensation Decisions for
Named Executive Officers
2025 Strategic Objectives
Nicolas Papadopoulo, Chief Executive Officer
The Compensation and Human Capital Committee reviewed
Mr. Papadopoulo’s progress towards the achievement of his
2025 strategic goals and final determinations were made in
February 2026. The resulting determination by the
Compensation and Human Capital Committee was that he
had performed extremely well with respect to his pre-
established strategic objectives in his first full year as CEO of
Arch Capital. His performance was translated to a 200%
payout factor. Key highlights included:
■Successfully led the development and activation of a
refreshed multi-year strategy (“2030 Vision”) and
operating model.
■Aligned the Senior Leadership team (top 150 leaders) to
Arch’s strategy and engaged them in learning new
leadership practices that will drive innovation.
■Delivered strong financial results through disciplined
underwriting, cycle management and strong expense
control.
■Further deepened succession planning quality across the
organization and implemented key succession plans
accordingly.
As Arch Capital’s CEO, Mr. Papadopoulo’s long tenure,
collaborative leadership style, and sound judgment provide
effective management, focus and stability to the
organization. Mr. Papadopoulo excelled in his first year as
CEO and is highly trusted by the Executive Leadership Team
and the Board. Refer to the “2025 Compensation Decisions
page for Mr. Papadopoulo.”
François Morin, Chief Financial Officer and Treasurer
The Compensation and Human Capital Committee reviewed
Mr. Morin’s progress towards the achievement of his 2025
strategic goals and final determinations were made in
February 2026. With respect to Mr. Morin’s pre-established
strategic objectives, the Compensation and Human Capital
Committee approved a 200% payout factor. Mr. Morin’s
objectives were based on strong financial management,
strategic initiatives and organizational leadership. Mr.
Morin played a key role in supporting Arch’s CEO, Mr.
Nicolas Papadopoulo, in his first full year as CEO, partnering together to deepen external relations with shareholders,
identifying opportunities for growth, and helping to deliver strong financial results for our shareholders. Mr. Morin
continued to execute Arch’s capital management strategy,
including $1.9 billion in share repurchases in 2025, and
continued a strong focus on expense management.
Strategic initiatives included implementing Phase 2 and
driving meaningful progress on Phase 3 of Arch’s multi-year
finance transformation to a single Enterprise Resource
Planning (“ERP”) solution for improved efficiency and
decision-making. He was also instrumental in the evolution
and implementation of the new Corporate Income Tax in
Bermuda, and in supporting rating agencies in their
knowledge of Arch. The company experienced several rating
agency upgrades last year. From an organizational
leadership standpoint, Mr. Morin leveraged Arch’s new
operating model process to gain approval for the creation of a new Tax Center of Excellence for implementation in 2026.
Refer to the “2025 Compensation Decisions page for Mr.
Morin.”
Maamoun Rajeh, President
The Compensation and Human Capital Committee reviewed
Mr. Rajeh’s progress towards the achievement of his 2025
strategic goals and final determinations were made in
February 2026. With respect to Mr. Rajeh’s pre-established
strategic objectives, the Compensation and Human Capital
Committee approved a 200% payout factor. Mr. Rajeh’s
objectives were based on the Reinsurance and Mortgage
business’ development and profitability, strategic initiatives, and organizational leadership. In his first full year as Arch
Capital President and leader of both the Reinsurance and
Mortgage businesses, the Reinsurance business generated
$11.1 billion in gross premium written, and the Mortgage
business generated $1.3 billion under Mr. Rajeh’s direction.
Strategic initiatives encompassed key leadership roles in
articulating and advancing Arch’s 2030 Vision and
developing and implementing Arch’s new operating model.
In assuming his expanded responsibilities for the Mortgage
business, Mr. Rajeh dedicated significant effort to
understanding and leading the Global Mortgage Group and
its leadership team. Mr. Rajeh restructured both businesses
to account for his broader accountability, providing
promotions and development opportunities for many key
leaders. Refer to the “2025 Compensation Decisions page
for Mr. Rajeh.”
David E. Gansberg, President
The Compensation and Human Capital Committee reviewed
Mr. Gansberg’s progress towards the achievement of his
2025 strategic goals and final determinations were made in
February 2026. With respect to Mr. Gansberg’s pre-
established strategic objectives, the Compensation and
Human Capital Committee approved a 180% payout factor.
Mr. Gansberg’s objectives were based on the Insurance
segment’s business growth and profitability, strategic
initiatives and organizational leadership. In 2025, net
premiums earned in the Insurance segment grew by over
17% year over year, under Mr. Gansberg’s direction in his
first full year as Arch Capital President. Strategic initiatives included leadership roles in the implementation of stronger
expense management, the development of a new AI

54	| 2026 PROXY STATEMENT
governance model which is now in place, and the
solidification of Arch’s data strategy, maximizing the
businesses’ use of, and access to, Arch’s data. From an
organizational leadership standpoint, Mr. Gansberg traveled
extensively across the US and UK getting to know the
insurance leaders, employees and key brokers. He also built
new external relationships at key insurance industry
conferences. Refer to the “2025 Compensation Decisions
page for Mr. Gansberg.”
Christine Todd, Chief Investment Officer
The Compensation and Human Capital Committee reviewed
Ms. Todd’s progress towards the achievement of her 2025
strategic goals and final determinations were made in
February 2026. With respect to Ms. Todd’s pre-established
strategic objectives, the Compensation and Human Capital
Committee approved a 190% payout factor. Under Ms.
Todd’s leadership, Arch Capital’s public investment portfolio performance exceeded that of its benchmark by 91 basis
points. Ms. Todd’s objectives were based on investment
results, strategic initiatives and organizational leadership.
Ms. Todd’s strategic initiatives included establishing a
systematic quantitative framework to enrich the investment
process, implementing consolidated analytics and data
capabilities, enhancing risk and performance analytics and
other operational projects. From an organizational
leadership standpoint, Ms. Todd invested in several
leadership development and team building programs. Refer
to the “2025 Compensation Decisions page for Ms. Todd.”
2025 Short-Term Annual Cash Incentive
Plan Payout
The group financial performance metrics represent the
weighted average results under the plan formula for the
Insurance, Reinsurance, Mortgage and Investment units
determined for 2025. The level of goal achievement for the
group during 2025 for open underwriting years was 125.3%
of the target goal, exceeding the maximum Level of Goal
Achievement Required of 115.0% as indicated in “Elements
of Compensation Program—2025 Year ROE Scale/Financial
Goals/Payout Scale,” which resulted in a payout factor of
200.0% of target opportunity for the group financial goal
portion of the annual cash incentive award.
The level of goal achievement for the individual units under the financial goal portion of the annual cash incentive
award for the open underwriting years was 127.0%, 147.4%,
142.3% and 137.5% of target performance for the
Insurance, Reinsurance, Mortgage and Investment
segments, respectively, resulting in payout factors of
153.9%, 194.8%, 184.7% and 175.0% of target opportunity,
respectively.
The strategic performance results, which make up 30% of
the calculation, are highlighted in the following pages
covering each individual NEOs’ compensation.
2025 Long-Term Annual Incentive Plan Award
The Compensation and Human Capital Committee sets
award targets for long-term incentive compensation for our
NEOs based, in part, on Compensation Peer Group analysis
and extensive review of competitive benchmarking data.
For 2025 annual awards, the targeted values of the awards,
stated as a percentage of base salary, are summarized in
the table below:

Name	2025 Target Grant Value for March 2025 Award (% of Base Salary)[1]
Nicolas Papadopoulo	560%
François Morin	275%
Maamoun Rajeh	382%
David E. Gansberg	382%
Christine Todd	215%
(1) Long-Term incentive target was increased for Mr. Morin as discussed in the “2025 Compensation Decisions page for Mr. Morin.”
2023-2025 Performance Shares Plan Payout
As stated above, the Company uses performance shares as
part of its Long‐Term Incentive Compensation Plan (“LTI
Plan”). Under the terms of the LTI Plan, the final number of shares ultimately earned by the eligible executives is a
function of the absolute growth in the TBVPS of the
Company’s common shares over a three-year performance
period, supplemented by a TSR modifier.
The starting TBVPS for the 2023 grants was $25.85, which
was adjusted for the impact of the Company’s Special
Dividend by $4.60 from $30.45. At the end of 2025, the
TBVPS grew to $61.71, a 33.65% annualized increase over
the performance period, resulting in a payout percentage of
200%, based on TBVPS growth.
Based on Arch Capital’s TSR over the three‐year
performance period of 56.3%, which placed it in the 38.9th
percentile of our Performance Peer Group, the resulting TSR
multiplier was 100.0%.

Annual Change in TBVPS	Payout Percentage	TSR Percentile	Share Modifier
<6%	0%	≤20%	75%
6%	50%	35%	100%
11%	100%	65%	100%
≥16%	200%	≥80%	125%
Actual Payout
33.7%	200%	38.9th	100%
Based on the two calculations above, the indicated final
payout was 200% for the performance shares granted in
2023 that vested on March 4, 2026.

2026 PROXY STATEMENT |	55

COMPENSATION DECISIONS

Nicolas Papadopoulo, Chief Executive Officer and Class III Director, Arch Capital
Base Salary, Short- and Long-Term Incentive Target

Mr. Papadopoulo’s base salary, short-term incentive target and long-term incentive target were increased in October 2024 effective with his promotion to CEO and did not change in 2025.
For 2026 compensation decisions, the Compensation and Human Capital Committee reviewed and benchmarked Mr. Papadopoulo’s compensation against the Company’s Compensation Peer Group and effective January 1, 2026, his base salary was increased to $1,365,000 from $1,300,000, his short-term incentive target was increased to 270% from 200% and his long-term incentive target increased to 785%
from 560%.

Short-Term Cash Incentive

The Compensation and Human Capital Committee reviewed Mr. Papadopoulo’s performance against his strategic goals, which resulted in a payout factor of 200.0% on the portion of his bonus that was based on strategic performance.

2025 STI Metric			Payout Factor	x Weighting	= Adjusted Weighting	x Target Bonus	= Bonus Payout (Max 2x)
Financial Performance—Group			200.0%	70.0%	140.0%	$2,600,000	$3,640,000
Strategic Performance			200.0%	30.0%	60.0%		1,560,000
TOTAL				100.0%	200.0%		$5,200,000
Long-Term Incentive

On February 27, 2025, the Compensation and Human Capital Committee approved the annual award based on his target of 560% of salary summarized in the table below. The performance shares are reflected at target since performance will be measured over the forward-looking three-year period, which will ultimately determine the number of shares earned.

	Performance Shares		Stock Options		Time-Based Restricted Shares
Grant Date	Target Number of Shares	Value[1]	Number of Options	Value[1]	Number of Shares	Value[1]	Total Value of 2025 Award
Mar. 4, 2025	43,583	$4,003,970	56,073	$1,820,186	15,848	$1,455,956	$7,280,112
2023-2025 Performance Share Cycle Vesting

As described under “2025 Compensation Decisions for NEOs—2023-2025 Performance Shares Plan
Payout,” the indicated final payout was 200.0% for the performance shares granted in 2023, earned based on the 2023 to 2025 performance cycle and vested on March 4, 2026.

2023 Grant (Target)	Approved Payout Factor		Total Vested	Shares Earned Above Target		Value of Adjustment to Target Shares at 12/31/2025[2]
23,337	200.0%		46,674	23,337		$2,238,485

[1] The total long-term incentive value provided in the summary above for performance share awards differs from the grant date fair value reported in the
“2025 Summary Compensation Table” and “2025 Grants of Plan-Based Awards” Tables. The values in the summary above were based on the closing price of our shares on the grant date and the target number of shares. The values in the “2025 Summary Compensation Table” and “2025 Grants of Plan-Based
Awards” Tables were computed at the grant date in accordance with ASC Topic 718. Stock options are valued on the grant date based on the Black-Scholes option pricing methodology (refer to “Elements of Compensation Program—Long-Term Incentive Plan”) and restricted shares are valued based on the closing price of our common shares on the grant date.
[2] The Value of Adjustment to Target Shares is calculated utilizing the December 31, 2025 closing share price of Arch Capital, which was $95.92.

56	| 2026 PROXY STATEMENT

François Morin, Executive Vice President, Chief Financial Officer and Treasurer, Arch Capital
Base Salary, Short- and Long-Term Incentive Target

In January 2025, Mr. Morin received an increase to his long-term incentive target to 275% from 230%.
There were no changes to his base salary or his short-term incentive target.
For 2026 compensation decisions, the Compensation and Human Capital Committee reviewed and benchmarked Mr. Morin’s compensation against the Company’s Compensation Peer Group and effective
January 1, 2026, his base salary was increased to $850,000 from $800,000, his short-term incentive target was increased to 175% from 150% and his long-term incentive target was increased to 315% from
275%.

Short-Term Cash Incentive

The Compensation and Human Capital Committee reviewed Mr. Morin’s performance against his strategic goals, which resulted in a payout factor of 200.0% on the portion of his bonus that was based on strategic performance.

2025 STI Metric			Payout Factor	x Weighting	= Adjusted Weighting	x Target Bonus	= Bonus Payout (Max 2x)
Financial Performance—Group			200.0%	70.0%	140.0%	$1,200,000	$1,680,000
Strategic Performance			200.0%	30.0%	60.0%		720,000
TOTAL				100.0%	200.0%		$2,400,000
Long-Term Incentive

On February 27, 2025, the Compensation and Human Capital Committee approved the annual award based on his target of 275% of salary summarized in the table below. The performance shares are reflected at target since performance will be measured over the forward-looking three-year period, which will ultimately determine the number of shares earned.

	Performance Shares		Stock Options		Time-Based Restricted Shares
Grant Date	Target Number of Shares	Value[1]	Number of Options	Value[1]	Number of Shares	Value[1]	Total Value of 2025 Award
Mar. 4, 2025	13,171	$1,210,020	16,945	$550,052	4,789	$439,965	$2,200,037
2023-2025 Performance Share Cycle Vesting

As described under “2025 Compensation Decisions for NEOs—2023-2025 Performance Shares Plan
Payout,” the indicated final payout was 200.0% for the performance shares granted in 2023, earned based on the 2023 to 2025 performance cycle and vested on March 4, 2026.

2023 Grant (Target)	Approved Payout Factor		Total Vested	Shares Earned Above Target		Value of Adjustment to Target Shares at 12/31/2025[2]
13,716	200.0%		27,432	13,716		$1,315,639

[1] The total long-term incentive value provided in the summary above for performance share awards differs from the grant date fair value reported in the
“2025 Summary Compensation Table” and “2025 Grants of Plan—Based Awards” Tables. The values in the summary above were based on the closing price of our shares on the grant date and the target number of shares. The values in the “2025 Summary Compensation Table” and “2025 Grants of Plan—Based
Awards” Tables were computed at the grant date in accordance with ASC Topic 718. Stock options are valued on the grant date based on the Black-Scholes option pricing methodology (refer to “Elements of Compensation Program—Long-Term Incentive Plan”) and restricted shares are valued based on the closing price of our common shares on the grant date.
[2] The Value of Adjustment to Target Shares is calculated utilizing the December 31, 2025 closing share price of Arch Capital, which was $95.92.

2026 PROXY STATEMENT |	57

Maamoun Rajeh, President, Arch Capital
Base Salary, Short- and Long-Term Incentive Target

Effective with his promotion to President in November 2024, Mr. Rajeh’s base salary was increased to
$900,000 from $850,000, his short-term incentive target was increased to 185% from 165% and his long-
term incentive target increased to 382% from 300%. His target compensation did not change in 2025.
For 2026 compensation decisions, the Compensation and Human Capital Committee reviewed and benchmarked Mr. Rajeh’s compensation and no adjustments were made.

Short-Term Cash Incentive

The Compensation and Human Capital Committee reviewed Mr. Rajeh’s performance against his strategic goals, which resulted in a payout factor of 200.0% on the portion of his bonus that was based on strategic performance.

2025 STI Metric			Payout Factor	x Weighting	= Adjusted Weighting	x Target Bonus	= Bonus Payout (Max 2x)
Financial Performance—Group			200.0%	30.0%	60.0%	$1,665,000	$999,000
Financial Performance—Segment			175.8%	40.0%	70.3%		1,170,800
Strategic Performance			200.0%	30.0%	60.0%		999,000
TOTAL				100.0%	190.3%		$3,168,800
Long-Term Incentive

On February 27, 2025, the Compensation and Human Capital Committee approved the annual award based on his target of 382% of salary summarized in the table below. The performance shares are reflected at target since performance will be measured over the forward-looking three-year period, which will ultimately determine the number of shares earned.

	Performance Shares		Stock Options		Time-Based Restricted Shares
Grant Date	Target Number of Shares	Value[1]	Number of Options	Value[1]	Number of Shares	Value[1]	Total Value of 2025 Award
Mar. 4, 2025	20,582	$1,890,868	26,481	$859,600	7,484	$687,555	$3,438,023
2023-2025 Performance Share Cycle Vesting

As described under “2025 Compensation Decisions for NEOs—2023-2025 Performance Shares Plan
Payout,” the indicated final payout was 200.0% for the performance shares granted in 2023, earned based on the 2023 to 2025 performance cycle and vested on March 4, 2026.

2023 Grant (Target)	Approved Payout Factor		Total Vested	Shares Earned Above Target		Value of Adjustment to Target Shares at 12/31/2025[2]
14,273	200.0%		28,546	14,273		$1,369,066

[1] The total long-term incentive value provided in the summary above for performance share awards differs from the grant date fair value reported in the
“2025 Summary Compensation Table” and “2025 Grants of Plan—Based Awards” Tables. The values in the summary above were based on the closing price of our shares on the grant date and the target number of shares. The values in the “2025 Summary Compensation Table” and “2025 Grants of Plan—Based
Awards” Tables were computed at the grant date in accordance with ASC Topic 718. Stock options are valued on the grant date based on the Black-Scholes option pricing methodology (refer to “Elements of Compensation Program—Long-Term Incentive Plan”) and restricted shares are valued based on the closing price of our common shares on the grant date.
[2] The Value of Adjustment to Target Shares is calculated utilizing the December 31, 2025 closing share price of Arch Capital, which was $95.92.

58	| 2026 PROXY STATEMENT

David E. Gansberg, President, Arch Capital
Base Salary, Short- and Long-Term Incentive Target

Effective with his promotion to President in November 2024, Mr. Gansberg’s base salary was increased to $900,000 from $850,000, his short-term incentive target was increased to 185% from 165% and his long-term incentive target increased to 382% from 300%. His target compensation did not change in
2025.
For 2026 compensation decisions, the Compensation and Human Capital Committee reviewed and benchmarked Mr. Gansberg’s compensation and no adjustments were made.

Short-Term Cash Incentive

The Compensation and Human Capital Committee reviewed Mr. Gansberg’s performance against his strategic goals, which resulted in a payout factor of 180.0% on the portion of his bonus that was based on strategic performance.

2025 STI Metric			Payout Factor	x Weighting	= Adjusted Weighting	x Target Bonus	= Bonus Payout (Max 2x)
Financial Performance—Group			200.0%	30.0%	60.0%	$1,665,000	$999,000
Financial Performance—Segment			175.8%	40.0%	70.3%		1,170,800
Strategic Performance			180.0%	30.0%	54.0%		899,100
TOTAL				100.0%	184.3%		$3,068,900
Long-Term Incentive

On February 27, 2025, the Compensation and Human Capital Committee approved the annual award based on his target of 382% of salary summarized in the table below. The performance shares are reflected at target since performance will be measured over the forward-looking three-year period, which will ultimately determine the number of shares earned.

	Performance Shares		Stock Options		Time-Based Restricted Shares
Grant Date	Target Number of Shares	Value[1]	Number of Options	Value[1]	Number of Shares	Value[1]	Total Value of 2025 Award
Mar. 4, 2025	20,582	$1,890,868	26,481	$859,600	7,484	$687,555	$3,438,023
2023-2025 Performance Share Cycle Vesting

As described under “2025 Compensation Decisions for NEOs—2023-2025 Performance Shares Plan
Payout,” the indicated final payout was 200.0% for the performance shares granted in 2023, earned based on the 2023 to 2025 performance cycle and vested on March 4, 2026.

2023 Grant (Target)	Approved Payout Factor		Total Vested	Shares Earned Above Target		Value of Adjustment to Target Shares at 12/31/2025[2]
14,273	200.0%		28,546	14,273		$1,369,066

[1] The total long-term incentive value provided in the summary above for performance share awards differs from the grant date fair value reported in the
“2025 Summary Compensation Table” and “2025 Grants of Plan—Based Awards” Tables. The values in the summary above were based on the closing price of our shares on the grant date and the target number of shares. The values in the “2025 Summary Compensation Table” and “2025 Grants of Plan—Based
Awards” Tables were computed at the grant date in accordance with ASC Topic 718. Stock options are valued on the grant date based on the Black-Scholes option pricing methodology (refer to “Elements of Compensation Program—Long-Term Incentive Plan”) and restricted shares are valued based on the closing price of our common shares on the grant date.
[2] The Value of Adjustment to Target Shares is calculated utilizing the December 31, 2025 closing share price of Arch Capital, which was $95.92.

2026 PROXY STATEMENT |	59

Christine Todd, Chief Investment Officer, Arch Capital
Base Salary, Short- and Long-Term Incentive Target

Ms. Todd received an increase to base salary, short-term incentive target and long-term incentive target in January 2024, with no adjustments in 2025.
For 2026 compensation decisions, the Compensation and Human Capital Committee reviewed and benchmarked Ms. Todd’s compensation and increased her long-term incentive target to 250% from
215%.

Short-Term Cash Incentive

The Compensation and Human Capital Committee reviewed Ms. Todd’s performance against her strategic goals, which resulted in a payout factor of 190.0% on the portion of her bonus that was based on strategic performance.

2025 STI Metric			Payout Factor	x Weighting	= Adjusted Weighting	x Target Bonus	= Bonus Payout (Max 2x)
Financial Performance—Group			200.0%	20.0%	40.0%	$1,200,000	$480,000
Financial Performance—Segment			175.0%	50.0%	87.5%		1,050,000
Strategic Performance			190.0%	30.0%	57.0%		684,000
TOTAL				100.0%	184.5%		$2,214,000
Long-Term Incentive

On February 27, 2025, the Compensation and Human Capital Committee approved the annual award based on her target of 215% of salary summarized in the table below. The performance shares are reflected at target since performance will be measured over the forward-looking three-year period, which will ultimately determine the number of shares earned.

	Performance Shares		Stock Options		Time-Based Restricted Shares
Grant Date	Target Number of Shares	Value[1]	Number of Options	Value[1]	Number of Shares	Value[1]	Total Value of 2025 Award
Mar. 4, 2025	10,297	$945,985	13,248	$430,043	3,744	$343,961	$1,719,989
2023-2025 Performance Share Cycle Vesting

As described under “2025 Compensation Decisions for NEOs—2023-2025 Performance Shares Plan
Payout,” the indicated final payout was 200.0% for the performance shares granted in 2023, earned based on the 2023 to 2025 performance cycle and vested on March 4, 2026.

2023 Grant (Target)	Approved Payout Factor		Total Vested	Shares Earned Above Target		Value of Adjustment to Target Shares at 12/31/2025[2]
12,523	200.0%		25,046	12,523		$1,201,206

[1] The total long-term incentive value provided in the summary above for performance share awards differs from the grant date fair value reported in the
“2025 Summary Compensation Table” and “2025 Grants of Plan—Based Awards” Tables. The values in the summary above were based on the closing price of our shares on the grant date and the target number of shares. The values in the “2025 Summary Compensation Table” and “2025 Grants of Plan—Based
Awards” Tables were computed at the grant date in accordance with ASC Topic 718. Stock options are valued on the grant date based on the Black-Scholes option pricing methodology (refer to “Elements of Compensation Program—Long-Term Incentive Plan”) and restricted shares are valued based on the closing price of our common shares on the grant date.
[2] The Value of Adjustment to Target Shares is calculated utilizing the December 31, 2025 closing share price of Arch Capital, which was $95.92.

60	| 2026 PROXY STATEMENT
2026 Long-Term Incentive Awards
In March 2026, and as will be described in more detail in
the 2027 Proxy Statement, the Company made its annual
long-term incentive grants in the form of performance
shares, stock options and time-based restricted shares to
the NEOs, consistent with the Company’s annual long-
term awards made in prior years. Similar to the annual
cycle long-term incentive awards granted in 2025 and, as
described in “2025 Compensation Decisions for NEOs,”
the Company granted 55% in performance shares
(measured by economic value), 25% in stock options and
20% in time-based restricted shares in March 2026.
Beginning with the 2026 Long-Term Incentive Awards, the
maximum number of performance shares that can be
earned will be 250% of target.
The Compensation and Human Capital Committee sets
award targets for long-term incentive compensation for
our NEOs based, in part, on Compensation Peer Group
analysis, extensive review of competitive benchmarking
data and an evaluation of performance. As discussed in
“2025 Compensation Decisions for NEOs,” the
Compensation and Human Capital Committee increased
the long-term incentive target for Messrs. Papadopoulo
and Morin and Ms. Todd. For the 2026 annual cycle
grants, each of the NEOs received the following:

Name	2026 Target (% of Base Salary)	March 2026 Annual Cycle Grants
Nicolas Papadopoulo	785%	$10,710,000
François Morin	315%	$2,677,500
Maamoun Rajeh	382%	$3,438,000
David E. Gansberg	382%	$3,438,000
Christine Todd	250%	$2,000,000

Additional Compensation Policies and Practices
Arch Capital’s compensation philosophy and related
governance features are complemented by its
compensation policies and practices designed to align our
compensation with long-term shareholder interests and
discourage excessive risk taking, including the following:
Clawback Policy
The Company has a clawback policy covering all executive
officers, including our CEO. This policy provides that, in
the event the Company is required to prepare an
accounting restatement due to material noncompliance
with any financial reporting requirement under the
securities laws, the Compensation and Human Capital
Committee will review all cash and equity incentive-based
compensation that was paid to current or former
executive officers during the three-year period preceding
the required restatement. If any such incentive-based
compensation would have been lower as a result of the
restated financial results, the Compensation and Human
Capital Committee would seek the reimbursement of the
incremental portion of the incentive-based compensation
in excess of the compensation that would have been paid
based on the restated financial results. This policy is to be interpreted in accordance with the applicable rules of
Nasdaq (or any other securities exchange on which our
common shares are listed from time to time).
Equity Grant Procedures
The Compensation and Human Capital Committee
approves equity awards for our NEOs on or before the
date of grant, and it is the Compensation and Human
Capital Committee’s general practice to approve annual
equity awards in February of each year. On occasion,
equity awards may be granted outside of our annual
grant cycle for new hires, promotions, retention, or other
purposes. Generally, the date of grant for equity awarded
to our NEOs is during an open quarterly trading window
period under the Insider Trading Policy or when the
Company otherwise has no material non-public
information. The Company does not permit the timed
disclosure of material non-public information for the
purpose of affecting the value of executive compensation.
Use of Company Aircraft
The Company owns aircraft to support its senior
executive officers’ efficiency in the performance of their
duties. Use of Company aircraft provides a secure and
efficient mode of travel for senior executive officers and
enables them to prioritize our business and use travel
time productively for the Company’s benefit. Pursuant to
Company policy, Company aircraft may be used for
business purposes by our CEO and any officer, employee
or guest specifically authorized by the CEO to use the
aircraft. Effective October 1, 2025, the Board approved,
as part of its policy, an annual allowance of $100,000 for
use of aircraft by the CEO for non-business travel, which
was pro-rated to $25,000 for 2025. On an infrequent
basis, our CEO may be accompanied by his spouse on the
aircraft and may use the aircraft for incidental non-

2026 PROXY STATEMENT |	61
business travel, provided that he reimburse the Company
for the aggregate incremental cost in excess of the
allowance, but in no event more than the maximum
amount permitted under FAA regulations.
Share Ownership Guidelines
In an effort to further align the interests of the Executive
Leadership Team with the interests of shareholders, the
Company has share ownership guidelines that require
these executives to maintain designated ownership levels
of Arch Capital common shares. Specifically, these
guidelines require common share ownership levels as
follows: (1) CEO of Arch Capital—six times base salary,
and (2) NEOs and other executives who file reports under
Section 16 of the Exchange Act—four times base salary.
Each executive has five years to comply with the
guidelines from the date of appointment or promotion to
the role. Unvested restricted shares and shares subject to
unvested restricted share units which, in either case, vest
solely based on time and continued employment, will be
counted toward the target ownership level. Unvested
performance restricted shares and shares subject to
unvested performance restricted share units will not be
counted toward the target ownership level. Shares
subject to stock options also do not count toward the
requirement.
All of our NEOs are in compliance with our share
ownership guidelines.
See also “Director Compensation—Matters Relating to
Director Share Ownership” for a description of share
ownership guidelines that require our non-employee
directors to maintain designated levels of ownership of
common shares of Arch Capital.
Share Holding Requirements for Executives
To ensure that each of our senior executives meets our
share ownership guidelines, the Company requires that
each senior executive retain 50% of the net profit shares
received from Company equity awards until the executive
meets target ownership levels. Net profit shares are the
shares remaining after payment of the exercise price of
an option and taxes owed on exercise of options, vesting
of restricted shares or vesting and payout under
restricted share units and performance shares. See also
“Director Compensation—Matters Relating to Director
Share Ownership” for a description of share retention
guidelines that require our non-employee directors to
maintain designated levels of ownership of common
shares of Arch Capital.
No Hedging Permitted
Under our Insider Trading Policy, our directors, officers
and employees are not permitted to engage in hedging
activities with respect to Arch Capital’s common shares or
any other publicly-traded equity or debt securities issued
by Arch Capital or any of its subsidiaries. Specifically, they may not engage in short sales or in the purchases or sales
of financial instruments or derivatives, including puts and
calls, that hedge or offset any change in the market value
of our securities. In addition, our officers, directors and
other employees may not otherwise engage in
transactions that are designed to, or have, the same
effect.
Limits on Pledging
Our Insider Trading Policy also discourages the pledging
of our common shares as collateral for loans and includes
limitations as follows:
■In no event may any executive officer or director of
the Company pledge an amount of common shares in
respect of a loan that exceeds the lesser of 30% of the
common shares beneficially owned by the individual
(as reported or would be reported in our Proxy
Statement) or 0.5% of the then outstanding common
shares of Arch Capital.
■No insider (including executive officers and directors)
may purchase Company securities on margin or pledge
Company securities without the prior approval of the
General Counsel of Arch Capital Services LLC or his or
her designee.
Any securities pledged would not count toward satisfying
any required ownership level of securities under relevant
share retention guidelines.
No Excise Tax Gross-Ups
The Company does not provide excise tax gross-up
payments to any of its executives in connection with
change in control payments.
No Tax Gross-Ups
The Company does not include tax gross-up provisions in
employment agreements and does not provide tax gross-
ups to our executive officers.

62	| 2026 PROXY STATEMENT

Tax Considerations
Section 162(m)
Section 162(m) of the Internal Revenue Code of 1986, as
amended (the “Code”), generally limits the deductible
amount of annual compensation paid to a “covered
employee” (i.e., the chief executive officer, chief financial officer and certain other current or former executive
officers) to no more than $1,000,000 each. Since Arch
Capital will not generally be subject to United States
income tax, any limitation on deductibility will not directly apply to it. However, any applicable limitation would
apply to a United States subsidiary of Arch Capital if it
employs a covered employee. The Compensation and
Human Capital Committee believes that its primary
responsibility is to provide a compensation program that
will attract, retain and reward the executive talent
necessary to our success. Consequently, the
Compensation and Human Capital Committee recognizes
that the loss of a tax deduction could be necessary or
advisable in some circumstances due to the restrictions of
Section 162(m).

Report of the Compensation and Human
Capital Committee on the Compensation
Discussion and Analysis
The Compensation and Human Capital Committee
reviewed and discussed the “Compensation Discussion
and Analysis” section included in this Proxy Statement
with management. Based on such review and discussion,
the Compensation and Human Capital Committee
recommended to the Board that the “Compensation
Discussion and Analysis” section be included in the 2025
Annual Report and this Proxy Statement for filing with the
SEC.

COMPENSATION AND HUMAN CAPITAL COMMITTEE Moira Kilcoyne (Chair) Francis Ebong Daniel J. Houston Alexander Moczarski Brian S. Posner

2026 PROXY STATEMENT |	63
Executive Compensation Tables
The following tables, narrative and footnotes discuss the compensation of the (i) CEO, (ii) CFO and (iii) three other most highly compensated executive officers during 2025. These individuals are referred to as the NEOs.

2025 Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)		All Other Compensation ($)(5)		Total ($)
Nicolas Papadopoulo	2025	1,300,000	—		5,520,506	1,820,186	5,200,000		785,628		14,626,320
Chief Executive Officer and Class III Director, Arch Capital	2024	992,821	—		9,594,808	16,958,946	3,738,700		473,298	(7)	31,758,573
	2023	850,000	—		2,312,048	733,829	2,805,000		441,658	(7)	7,142,535
François Morin	2025	800,000	—		1,668,293	550,052	2,400,000		521,770		5,940,115
Executive Vice President, Chief Financial Officer and Treasurer, Arch Capital	2024	800,000	—		2,949,881	1,960,451	2,451,499	(6)	330,003		8,491,834
	2023	750,000	—		1,358,907	431,298	2,100,000	(6)	316,372		4,956,577
Maamoun Rajeh	2025	900,000			2,607,032	859,600	3,168,800		757,431		8,292,863
President, Arch Capital	2024	857,540			8,309,313	15,341,086	2,883,900		573,500		27,965,339
	2023	780,000			1,414,052	448,808	2,083,500	(8)	546,343		5,272,703
David E. Gansberg	2025	900,000			2,607,032	859,600	3,068,900		340,616	(7)	7,776,148
President, Arch Capital	2024	857,576	63,781	(9)	8,309,313	15,341,086	2,883,900		150,683	(7)	27,606,339
	2023	780,000	97,219	(9)	1,414,052	448,808	2,070,481		198,934	(7)	5,009,494
Christine Todd	2025	800,000			1,304,260	430,043	2,214,000		601,726	(10)	5,350,029
Chief Investment Officer, Arch Capital	2024	800,000			2,355,237	1,430,325	1,932,000		450,311		6,967,873

(1)The amount in the “Salary” column represents the base salary earned by each of the NEOs in the applicable year.
(2)The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of stock awards granted during each of the years presented. The grant date fair value of a stock award is determined pursuant to ASC Topic 718, using the assumptions set forth in the notes accompanying our financial statements. See note 22, “Share-Based Compensation,” on pages 170-172 of the notes accompanying our consolidated financial statements included in our 2025 Annual Report. The amounts for 2025 include the grant date fair value of the annual performance shares based upon the probable outcome of the performance conditions as of the grant date. Performance shares, which pay in shares of Arch Capital will vest based upon growth in TBVPS over a three-year period. In addition, the performance shares are subject to a TSR modifier. The relative TSR modifier will reduce or increase the amount of shares earned by 25% if TSR over the three-year performance period
relative to our Performance Peer Group falls outside of a defined range. See “Elements of Compensation Program—2025 Long-Term
Incentive Plan” for more information about the relative TSR modifier.
Assuming the highest level of performance is achieved for the 2025 award, the grant date fair value of the performance shares would be
Mr. Papadopoulo—$8,129,101; Mr. Morin—$2,456,655; Mr. Rajeh
—$3,838,955; Mr. Gansberg—$3,838,955; and Ms. Todd
—$1,920,596.
(3)The amounts reported in the “Option Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC Topic 718. We have computed the estimated grant date fair values of share-based compensation related to stock options using the Black-Scholes option valuation model (refer to “Elements of
Compensation Program—Long-Term Incentive Plan”) having applied the assumptions set forth in the notes accompanying our financial statements. See note 22, “Share-Based Compensation,” on pages
170-172 of the notes accompanying our consolidated financial statements included in our 2025 Annual Report.
(4)The amounts reported in the “Non-Equity Incentive Plan
Compensation” column for 2025 reflect the amounts earned by each
NEO under the annual performance incentive plan for 2025. For Mr.
Gansberg, the amount earned shown in the table was reduced by
$38,106, as further described in Footnote 7 below.

64	| 2026 PROXY STATEMENT
(5)The table below describes the incremental cost to the Company of other benefits provided to our NEOs, which are included in the “All
Other Compensation” column. The table below provides the details of all other compensation required by SEC rules to be separately quantified for 2025.

Name	Housing Allowance (Bermuda) ($)	Retirement Plans ($)(a)	Social Insurance ($)(b)	Cash Payments Attribut- able to Special Dividend ($)(c)	Other ($)(d)
Nicolas Papadopoulo	231,997	157,750	1,906	321,700	30,444
François Morin	85,626	107,195	1,906	180,990	91,448
Maamoun Rajeh	211,075	121,695	1,906	196,310	162,040
David E. Gansberg	—	96,945	—	196,310	—
Christine Todd	178,608	107,195	1,906	137,635	140,921
(a)Represents contributions to our defined contribution plans and also includes a payment of an amount equal to the pension and matching contributions set forth in the non-qualified deferred compensation plan which, due to applicable tax laws, was
made outside the plan.
(b)Represents employer payment of employee portion of
Bermuda social insurance.
(c)Represents the cash dividend payment in connection to the vesting of restricted shares as a result of the Special Dividend.
(d)The amount for Mr. Papadopoulo represents life and long-term disability insurance. The amounts for Messrs. Morin and Rajeh and Ms. Todd represent an expatriate expense allowance for
employees situated in Bermuda and for life and long-term
disability insurance. In accordance with the description in
“Additional Compensation Policies and Practices—Use of
Company Aircraft,” during 2025, Mr. Papadopoulo used
Company aircraft for business travel and on occasion was
accompanied by his spouse, for which he reimbursed the
company. He also used his 2025 pro-rated allowance for non-
business travel, which is noted in the table below.
In addition, the “All Other Compensation” column also includes the following other benefits, none of which individually exceeded the greater of $25,000 or 10% of the total amount of these benefits for the named executive officer.

	Nicolas Papadopoulo	François Morin	Maamoun Rajeh	David E. Gansberg	Christine Todd
Automobile Allowance	Y		Y		Y
Cell Allowance				Y
Club Dues	Y	Y	Y	Y	Y
Family Travel	Y	Y	Y		Y
Company Aircraft Non-Business Travel Allowance	Y
Fees for Children Schooling			Y
Tax Preparation Services		Y	Y		Y
(6)Mr. Morin elected to receive 20% of his 2024 approved short-term incentive payment in the form of stock options under elections provided by the Company for Bermuda-based employees. Pursuant to that election, on March 4, 2025 Mr. Morin was awarded 14,788 stock options with a Black-Scholes value equal to $480,000. Such stock options awarded are fully vested and will expire 10 years from the date of grant. Mr. Morin also elected to receive 20% of his 2023 approved short-term incentive payment in the form of stock options under elections provided by the Company for Bermuda-based
employees. Pursuant to that election, on February 27, 2024 Mr.
Morin was awarded 13,672 stock options with a Black-Scholes value equal to $420,000. Such stock options awarded are fully vested and will expire 10 years from the date of grant.
(7)For 2025, includes $43,699 for Mr. Gansberg received from a company in which Arch has invested for serving on the board of directors of that company at the request of Arch. Such amount was paid in Euros and converted to U.S. dollars using the 2025 year-end exchange rate of 1.17445. Beginning in 2025, Mr. Gansberg, as
President of Arch, earns such fees on a net basis such that the after-
tax amount, $38,106 for 2025, was deducted from his 2025 “Non-
Equity Incentive Plan Compensation” payment in March 2026. For the 2024 year, amounts include $26,923 for Mr. Papadopoulo and
$42,456 for Mr. Gansberg received for aforementioned 2024 director fees. Such amounts were paid in Euros and converted to U.S. dollars using the 2024 year-end exchange rate of 1.0355. For the 2023 year, amounts include $43,081 Mr. Papadopoulo and $45,291 Mr.
Gansberg received for aforementioned 2023 director fees. Such amounts were paid in Euros and converted to U.S. dollars using the
2023 year-end exchange rate of 1.10465.
(8)Mr. Rajeh elected to receive 20% of his 2023 approved short-term incentive payment in the form of stock options under elections provided by the Company for Bermuda-based employees. Pursuant to that election, on February 27, 2024, Mr. Rajeh was awarded
13,565 stock options with a Black-Scholes value equal to $416,700.
Such stock options awarded are fully vested and will expire 10 years from the date of grant.
(9)The 2023 and 2024 bonus payments for Mr. Gansberg represent payments under the formula approach for prior underwriting years.
The 2024 bonus payment represents the final payout under the formula approach.
(10)Ms. Todd elected to receive 10% of her 2025 approved short-term incentive payment in the form of stock options under elections provided by the Company for Bermuda-based employees. Pursuant to that election, on March 3, 2026, Ms. Todd was awarded 6,305 stock options with a Black-Scholes value equal to $221,400. Such stock options awarded are fully vested and will expire 10 years from the date of grant.

2026 PROXY STATEMENT |	65

2025	Grants of Plan-Based Awards
The following table provides information concerning grants of share-based awards made to our NEOs in 2025:

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(2)			Estimated Future Payouts Under Equity Incentive Plan Awards ($)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/ Sh)(5)	Grant Date Fair Value of Stock and Option Awards ($)(6)
Name	Grant Date (1)	Board Approval Date	Threshold	Target	Maximum	Threshold	Target	Maximum
Nicolas Papadopoulo	3/4/2025	2/27/2025				21,792	43,583	87,166				4,064,551
	3/4/2025	2/27/2025							15,848			1,455,956
	3/4/2025	2/27/2025								56,073	91.87	1,820,186
	NA		520,000	2,600,000	5,200,000
François Morin	3/4/2025	2/27/2025				6,586	13,171	26,342				1,228,327
	3/4/2025	2/27/2025							4,789			439,965
	3/4/2025	2/27/2025								16,945	91.87	550,052
	NA		240,000	1,200,000	2,400,000
Maamoun Rajeh	3/4/2025	2/27/2025				10,291	20,582	41,164				1,919,477
	3/4/2025	2/27/2025							7,484			687,555
	3/4/2025	2/27/2025								26,481	91.87	859,600
	NA		333,000	1,665,000	3,330,000
David E. Gansberg	3/4/2025	2/27/2025				10,291	20,582	41,164				1,919,477
	3/4/2025	2/27/2025							7,484			687,555
	3/4/2025	2/27/2025								26,481	91.87	859,600
	NA		333,000	1,665,000	3,330,000
Christine Todd (7)	3/4/2025	2/27/2025				5,149	10,297	20,594				960,298
	3/4/2025	2/27/2025							3,744			343,961
	3/4/2025	2/27/2025								13,248	91.87	430,043
	NA		240,000	1,200,000	2,400,000
(1)All share-based grants indicated above were awarded either under the
2022 Long-Term Incentive and Share Award Plan or the 2018 Long-
Term Incentive and Share Award Plan.
(2)The amounts represent the possible payouts under our short-term annual cash incentive plan. The amount reported in the “Target”
column represents the annual target incentive bonus opportunity for each executive. The amounts reported in the “Threshold” and
“Maximum” columns in the table represent the amounts determined pursuant to the short-term annual cash incentive plan. Actual payments under these awards were determined in February 2026, were paid in March 2026, and are included in the “Non-Equity
Incentive Plan Compensation” column of the “2025 Summary
Compensation Table.”
(3)The awards represent performance shares granted in March 2025. The amounts reported in the “Threshold,” “Target” and “Maximum”
columns represent the number of performance shares awarded
subject to performance vesting conditions. The performance period for the awards is from January 1, 2025 to December 31, 2027. The awards are subject to an additional time-vesting period through
March 4, 2028 and a relative TSR modifier. Refer to “Elements of
Compensation Program—2025 Long-Term Incentive Awards.” The
grant date fair value based on the probable outcome of the
performance conditions is also included in the “Stock Awards” column of the “2025 Summary Compensation Table.”
(4)The awards represent restricted shares granted in March 2025. The restricted shares will vest ratably over a three-year period.
(5)The awards represent stock options granted in March 2025. All of the stock options reported in the table have a maximum term of 10 years from the grant date and vest ratably over a three-year period. The exercise price of stock options is the closing price of our common shares on the respective grant date.
(6)The amounts shown in this column represent the grant date fair value of the awards determined pursuant to ASC Topic 718, using the assumptions set forth in the notes accompanying our financial statements. See note 22, “Share-Based Compensation,” on pages
170-172 of the notes accompanying our consolidated financial statements included in our 2025 Annual Report. The grant date fair value of the performance share awards was based upon the probable outcome of the performance conditions as of the grant date.
(7)Ms. Todd elected to receive 10% of her approved cash bonus for 2025 in the form of stock options under an election provided by the
Company for Bermuda-based employees. On March 3, 2026, Ms. Todd was awarded 6,305 stock options with a Black-Scholes value equal to
$221,400. The stock options are fully vested and will expire 10 years from the date of grant. The Black-Scholes value of these stock options is reflected in the “2025 Summary Compensation Table” in the “Non-
Equity Incentive Plan Compensation” column for 2025, but the options had an intrinsic value of zero on the grant date.

66	| 2026 PROXY STATEMENT

Outstanding Equity Awards at 2025 Year-End
The following table provides information concerning unexercised options and stock that has not vested for each NEO outstanding as of December 31, 2025:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Nicolas Papadopoulo	21,930	—		18.90	(3)	5/13/2026	118,883	11,403,257	130,298	12,498,184
	22,050	—		27.09	(3)	5/8/2027
	150,000	—		27.13	(3)	9/19/2027
	44,607	—		21.55	(3)	5/11/2028
	47,408	—		27.67	(3)	2/28/2029
	46,015	—		37.42	(3)	2/27/2030
	65,202	—		30.82	(3)	2/26/2031
	45,695	—		42.54	(3)	2/25/2032
	20,853	10,411		64.17	(3)	2/24/2033
	9,296	18,537		82.22	(3)	2/27/2034
	—	562,867	(2)	161.24		11/19/2034
	—	56,073		91.87		3/4/2035
François Morin	11,010	—		27.09	(3)	5/8/2027	52,369	5,023,235	49,548	4,752,644
	31,224	—		21.55	(3)	5/11/2028
	27,534	—		24.13	(3)	7/24/2028
	39,507	—		27.67	(3)	2/28/2029
	38,346	—		37.42	(3)	2/27/2030
	38,309	—		37.42	(3)	2/27/2030
	36,676	—		30.82	(3)	2/26/2031
	25,703	—		42.54	(3)	2/25/2032
	34,698	—		42.54	(3)	2/25/2032
	7,765	—		64.17	(3)	2/24/2033
	12,256	6,119		64.17	(3)	2/24/2033
	5,001	9,974		82.22	(3)	2/27/2034
	13,672	—		82.22	(3)	2/27/2034
	—	52,441	(2)	161.24		11/19/2034
	—	16,945		91.87		3/4/2035
	14,788	—		91.87		3/4/2035
Maamoun Rajeh	15,930	—		27.09	(3)	5/8/2027	85,765	8,226,579	73,324	7,033,238
	31,500	—		27.13	(3)	9/19/2027
	38,661	—		21.55	(3)	5/11/2028
	41,087	—		27.67	(3)	2/28/2029
	39,880	—		37.42	(3)	2/27/2030
	63,308	—		30.82	(3)	2/26/2031
	39,393	—		30.82	(3)	2/26/2031
	27,607	—		42.54	(3)	2/25/2032
	12,753	6,368		64.17	(3)	2/24/2033
	6,931	13,822		82.22	(3)	2/27/2034
	13,565	—		82.22	(3)	2/27/2034
	—	513,922	(2)	161.24		11/19/2034
	—	26,481		91.87		3/4/2035

2026 PROXY STATEMENT |	67

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
David E. Gansberg	10,770	—		18.90	(3)	5/13/2026	85,765	8,226,579	73,324	7,033,238
	15,090	—		27.09	(3)	5/8/2027
	15,822	—		21.55	(3)	5/11/2028
	15,929	—		27.67	(3)	2/28/2029
	8,972	—		36.43	(3)	10/1/2029
	39,880	—		37.42	(3)	2/27/2030
	39,393	—		30.82	(3)	2/26/2031
	27,607	—		42.54	(3)	2/25/2032
	12,753	6,368		64.17	(3)	2/24/2033
	6,931	13,822		82.22	(3)	2/27/2034
	—	513,922	(2)	161.24		11/19/2034
	—	26,481		91.87		3/4/2035
Christine Todd	20,030	—		34.71	(3)	6/7/2031	43,384	4,161,393	42,286	4,056,073
	19,159	—		42.54	(3)	2/25/2032
	11,190	5,587		64.17	(3)	2/24/2033
	4,675	9,323		82.22	(3)	2/27/2034
	5,666	—		82.22	(3)	2/27/2034
	—	34,961	(2)	161.24		11/19/2034
	—	13,248		91.87		3/4/2035
(1)Each of the above stock options, except where noted in the table or described in this footnote, vest in three equal annual installments commencing on the first anniversary of the grant date. The awards granted on October 1, 2019 to Mr. Gansberg, under which one-
third of such award vested on each of the first anniversary of the grant date, February 28, 2021 and February 28, 2022. The 38,309 award to Mr. Morin on February 27, 2020, as part of his 2019 bonus that he elected to receive in options; the 34,698 award to Mr.
Morin on February 25, 2022, as part of his 2021 bonus that he elected to receive in options; the 7,765 award to Mr. Morin on
February 24, 2023, as part of his 2022 bonus that he elected to receive in options; the 13,672 award to Mr. Morin on February 27,
2024, as part of his 2023 bonus that he elected to receive in options; the 14,788 award to Mr. Morin on March 4, 2025, as part of his 2024 bonus that he elected to receive in options; the 63,308 award to Mr. Rajeh on February 26, 2021, as part of his 2020 bonus that he elected to receive in options; the 13,565 award to Mr. Rajeh on February 27, 2024, as part of his 2023 bonus that he elected to receive in options; and the 5,666 award to Ms. Todd on February
27, 2024, as part of her 2023 bonus that she elected to receive in options; all of which vested on the grant date. All of the options will expire 10 years from the grant date, subject to the terms of the award agreements.
(2)Each of the premium-priced stock options granted November 19,
2024 to Messrs. Papadopoulo, Morin, Rajeh and Gansberg and Ms.
Todd, will vest (subject to compliance with the NEOs’ obligations under the award agreements) on the third anniversary of grant date.
(3)On November 7, 2024, the Company announced that its Board declared a Special Dividend of $5.00 per outstanding common
share payable on December 4, 2024 to common shareholders of
record on November 18, 2024. Pursuant to the terms of the
applicable equity agreements, to prevent the dilutive impact of the
Special Dividend, the exercise price of outstanding options on
November 18, 2024 was automatically adjusted by $5.00 which is reflected in the above table.
(4)The above includes restricted share or unit awards which vest in three equal annual installments commencing on the first
anniversary of the grant date or, in the case of the restricted shares granted November 19, 2024 to Mr. Morin and Ms. Todd, which vest in full on the third anniversary of the grant date. The above also includes 2023 performance shares earned for the performance
period ended on December 31, 2025, that vested on March 4, 2026, as discussed in “2025 Compensation Decisions for NEOs—
2023-2025 Performance Shares Plan Payout.”
(5)Market value of the restricted share or unit awards and the 2023 performance shares earned is based on the closing price of our common shares on December 31, 2025, which was $95.92.
Additionally, for those restricted shares with a grant date of
November 18, 2024 or earlier, a corresponding $5.00 cash dividend will be paid as a result of the Special Dividend. See Footnote 5 of the “2025 Summary Compensation Table” for a summary of the
cash dividends paid in 2025 in connection to the vesting of
restricted shares.
(6)Reflects performance shares at the maximum performance that were granted in 2024 and 2025, which have a performance period of January 1, 2024 through December 31, 2026 and January 1, 2025 through December 31, 2027, respectively.

68	| 2026 PROXY STATEMENT
2025 Option Exercises and Stock Vested

The following table provides information concerning each exercise of stock options and each vesting of stock during 2025 for the NEOs:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)
Nicolas Papadopoulo	9,213	706,130	88,136	8,069,331
François Morin	12,630	955,869	36,198	3,319,105
Maamoun Rajeh	—	—	60,989	5,581,202
David E. Gansberg	—	—	60,989	5,581,202
Christine Todd	—	—	27,527	2,523,548
(1)Includes the 2022 Performance Shares that cliff-vested in 2025 with a performance factor of 200.0%.
2025 Non-Qualified Deferred Compensation

The Company maintains tax-qualified and non-qualified defined contribution plans but does not maintain any defined benefit retirement or pension plans. The following table provides information with respect to our defined contribution plans that provide for the deferral of compensation on a basis that is not tax-qualified:

Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(3)
Nicolas Papadopoulo	—	—	—	—	—
François Morin	—	—	—	—	—
Maamoun Rajeh	—	—	—	—	—
David E. Gansberg	12,756	55,000	420,419	—	2,436,148
Christine Todd	—	—	—	—	—
(1)The amount deferred for Mr. Gansberg was also reported in the “2025 Summary Compensation Table” in the “Salary” column for 2025.
(2)The contribution by the Company was also reported in the “2025 Summary Compensation Table” for 2025 in the “All Other Compensation”
column.
(3)Includes the following amount which we also included in the “2025 Summary Compensation Table” for 2025 and prior years for Mr. Gansberg
—$67,756.

2026 PROXY STATEMENT |	69
The Company maintains an Executive Supplemental Non-
Qualified Savings and Retirement Plan. Under this plan,
participants may defer eligible base salary in excess of the compensation limit imposed by the Internal Revenue
Code (“Excess Compensation”) (for 2025, base salary in
excess of $350,000) and, with respect to the eligible
NEOs, the Company provides matching contributions on
these deferrals in amounts equal to 100% of the first 3%
of salary contributed to the plan and 50% of the next 3%
of salary contributed to the plan. The Company also
makes pension-like contributions on behalf of the eligible
NEOs in an amount equal to 10% of Excess Compensation.
In addition, the eligible NEOs may defer up to 100% of
annual bonus paid each year and these bonus deferral
contributions are not eligible for matching contributions
by the Company. Until distribution, the contributions and
any earnings are held in an irrevocable trust known as a
“rabbi trust” by an independent trustee, and the trust
assets remain subject to the Company’s creditors in the
event of insolvency or bankruptcy. The participants may
elect to have their contributions under the plan deemed
to be invested among certain permissible mutual fund
options. The plan provides that, as soon as practicable
following retirement, death or other termination of
employment, but subject to any delay required by the
Internal Revenue Code, all benefits under the plan will be
distributed either in a single lump sum in cash or, if
elected, in installments over a period not to exceed
10 years.
Section 457A of the Internal Revenue Code generally
prohibits U.S. taxpayers from deferring U.S. income tax on
compensation attributable to services performed for
certain Bermuda-based employers. As a result, certain
employees of Arch Capital and Arch Re Bermuda,
including Messrs. Papadopoulo, Morin, Rajeh and Ms.
Todd are not permitted to participate in the Executive
Supplemental Non-Qualified Savings and Retirement Plan.
In lieu of pension and matching contributions that would
otherwise be provided to these executives through the
non-qualified plan, we have provided comparable
benefits to them in the form of current cash payments,
subject to tax. Such cash payments have been included in
the “2025 Summary Compensation Table” in the “All
Other Compensation” column for 2025, 2024 and 2023.

70	| 2026 PROXY STATEMENT
Termination Scenarios—Potential Payments

The following table provides quantitative disclosures of the estimated payments and benefits that each NEO currently serving as an executive officer would have been entitled to receive in the event of a separation from service with the
Company under the various circumstances presented and such termination was effective as of December 31, 2025. Please refer to the descriptions of our employment agreements and share-based award agreements, which outline these potential payments and benefits (see “Employment Arrangements”).

Name	Without Good Reason ($)(1)(2)	For Cause ($)	Death ($)	Disability ($)	Without Cause or For Good Reason (as applicable) ($)	Without Cause or For Good Reason (as applicable) following a Change in Control ($)
Nicolas Papadopoulo
Cash Severance (3)	—	—	—	—	9,100,000	9,100,000
Accelerated Vesting of Share-Based Awards (4)	—	—	16,225,466	16,225,466	—	16,225,466
Health & Welfare (5)	—	—	34,668	34,668	34,668	34,668
Total	—	—	16,260,134	16,260,134	9,134,668	25,360,134
François Morin
Cash Severance (6)	—	—	—	—	2,600,000	2,600,000
Accelerated Vesting of Share-Based Awards (4)	—	—	6,483,467	6,483,467	—	6,483,467
Health & Welfare (5)	—	—	34,388	34,388	34,388	34,388
Total	—	—	6,517,855	6,517,855	2,634,388	9,117,855
Maamoun Rajeh
Cash Severance (6)	—	—	—	—	3,397,500	3,397,500
Accelerated Vesting of Share-Based Awards (4)	—	—	10,872,925	10,872,925	—	10,872,925
Health & Welfare (5)	—	—	40,447	40,447	40,447	40,447
Total	—	—	10,913,372	10,913,372	3,437,947	14,310,872
David E. Gansberg
Cash Severance (7)	—	—	—	—	4,230,000	4,230,000
Accelerated Vesting of Share-Based Awards (4)	—	—	10,872,925	10,872,925	3,842,459	10,872,925
Health & Welfare (5)	—	—	37,111	37,111	37,111	37,111
Total	—	—	10,910,036	10,910,036	8,109,570	15,140,036
Christine Todd
Cash Severance (6)	—	—	—	—	2,600,000	2,600,000
Accelerated Vesting of Share-Based Awards (4)	—	—	5,346,990	5,346,990	—	5,346,990
Health & Welfare (5)	—	—	14,144	14,144	14,144	14,144
Total	—	—	5,361,135	5,361,135	2,614,144	7,961,135

(1)Messrs. Papadopoulo, Morin, Rajeh, and Ms. Todd are required to provide six months’ advance notice if they resign employment without good reason, and the Company may elect to place them on “garden leave” during all or part of the notice period. In this event, each of these individuals will (a) continue to receive base salary and benefits through the garden leave period of up to six months and (b) receive, following the end of the garden leave period, a cash lump sum payment equal to one half of the sum of
(i) the “bonus amount” (which is the greater of each executive’s annual target bonus or the average of the annual bonuses received for the preceding three years) and (ii) a pro-rated portion of the
“bonus amount” through the date the notice of termination is given. If the Company does not elect to place them on garden leave and these individuals continue to work during the six-month notice period, they will be entitled to receive the amounts set forth in the preceding sentence pursuant to their respective employment agreement. See “Employment Arrangements.” For a
termination date of December 31, 2025, the total of these cash amounts accruing from the notice date would have been $2.9
million for Mr. Papadopoulo, $2.0 million for Mr. Morin, $2.0 million for Mr. Rajeh and $1.6 million for Ms. Todd. In addition, if the Company elects to extend their non-competition period for six months after the end of a six-month garden leave period, Messrs.
Papadopoulo, Morin, Rajeh, and Ms. Todd will (a) continue to receive base salary and medical benefits through the extended non-competition period and (b) receive during the extended non-
competition period, payments in the aggregate equal to one half of the sum of (i) the “bonus amount” and (ii) a pro-rated portion of the “bonus amount” through the date of notice of termination. For a termination date of December 31, 2024 and a six month
extension of the non-competition period, the total of these cash amounts would have been $2.9 million for Mr. Papadopoulo, $2.0

2026 PROXY STATEMENT |	71
million for Mr. Morin, $2.0 million for Mr. Rajeh and $1.6 million for Ms. Todd.
(2)Since Messrs. Papadopoulo, Morin and Rajeh are of retirement age
(as defined in our plans), any unvested restricted shares/units and unvested stock options will continue to vest according to the vesting schedule and, in the case of stock options, the options will continue to have the full exercise period of 10 years from the date of grant, so long as Messrs. Papadopoulo, Morin and Rajeh do not engage in a competitive activity (as defined in the applicable award agreements). In the event Messrs. Papadopoulo, Morin and Rajeh engage in a competitive activity following retirement, unvested awards will be forfeited and the exercise periods for vested options would be reduced to 30 days following such competitive activity.
(3)Under Mr. Papadopoulo’s employment agreement, in the event his employment is terminated by the Company without cause or by
him for good reason, he would be entitled to (a) base salary continuation for 24 months following termination (reduced by the number of months, if any, he is on garden leave (during which he would continue to receive base salary)), (b) two times his target annual bonus and (c) a pro-rated portion of his target annual bonus based on the period through the date of termination, less any period he is on garden leave. The amounts above assume a termination date of December 31, 2025, a notice of termination date of June 30, 2025, and a six-month garden leave period
between the notice and termination dates.
(4)Represents the intrinsic value (i.e., the value based upon the
Company’s closing share price on December 31, 2025, or in the case of stock options, the excess of the closing price over the exercise price) of accelerated vesting of unvested share-based awards held by each executive as of December 31, 2025, under the various circumstances presented.
In the case of termination by the Company without cause or by Mr.
Gansberg for good reason, so long as such termination does not occur within two years after a change in control and Mr. Gansberg complies with the restrictive covenants set forth in his
employment agreement, unvested equity awards that were
granted after the date of his employment agreement and prior to
March 31, 2025, and held by him for at least one year, would vest upon termination, in the case of unvested time-vesting awards, in full, and in the case of unvested performance awards, based upon the lesser of (x) target performance, or (y) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding termination for which
performance can be determined).
(5)Represents the employer cost relating to the continuation of health insurance coverage under the terms described in each
executive’s employment agreement for the various circumstances presented.
(6)In the case of termination by the Company without cause or by
Messrs. Morin and Rajeh or Ms. Todd for good reason, each will be entitled to receive (a) base salary continuation for six months following termination (in addition to base salary received during the six-month notice period) and (b) an amount equal to the sum of the (i) the executive’s annual target bonus plus (ii) a pro-rated portion of the annual target bonus through the date of notice, one half of which amount shall be paid in a single lump sum on the date that is 60 days following the date of termination and the remaining half will be payable in equal monthly installments over six months following the date of termination.
(7)In the case of termination by the Company without cause or by Mr.
Gansberg for good reason, he will be entitled to an amount equal to the sum of his annual base salary, his target annual bonus and a pro-rated portion of his target annual bonus for the year of termination. The payments will be made in 12 equal monthly
installments following the date of termination.

72	| 2026 PROXY STATEMENT
Pay For Performance
As required by Section 953(a) of the Dodd-Frank Wall
Street Reform and Consumer Protection Act, and Item
402(v) of Regulation S-K, we are providing the following
information about the relationship between
compensation actually paid (“CAP”) to the Company’s
principal executive officer (“PEO”) (also referred to as
CEO) and non-principal executive officer NEOs (“Non-PEO
NEOs”) and certain financial performance of the Company.
CAP, as determined under SEC requirements, does not
reflect the actual amount of compensation earned by or
paid to our executive officers during a covered year. For
further information on the Company’s variable pay-for-
performance philosophy and how the Company aligns
executive compensation with the Company’s
performance, refer to “Compensation—Compensation
Discussion and Analysis.”
Pay Versus Performance

Year	SCT Total for Mr. Papadopoulo (1)	CAP to Mr. Papadopoulo (2)	SCT Total for Mr. Grandisson (3)	CAP to Mr. Grandisson (2)	Average SCT Total for Non- PEO NEOs (4)	Average CAP to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based On:
							Total Shareholder Return (6)	Peer Group Total Shareholder Return (7)	Net Income (in millions) (8)	Operating ROE (9)
2025	14,626,320	27,474,443	N/A	N/A	6,839,789	13,645,220	279.66	234.32	4,359	17.1%
2024	31,758,573	34,439,042	9,421,187	17,652,865	17,757,846	19,320,166	269.25	212.86	4,272	18.9%
2023	N/A	N/A	13,102,252	21,589,156	5,595,327	8,510,086	205.91	157.12	4,403	21.6%
2022	N/A	N/A	12,101,639	20,596,816	4,658,436	7,460,450	174.05	141.79	1,436	14.8%
2021	N/A	N/A	9,336,013	16,348,981	5,557,283	7,443,067	123.23	119.28	2,093	11.5%
(1)Represents compensation reported in the Summary Compensation
Table (“SCT”) for our CEO, Mr. Papadopoulo, who was appointed effective October 13, 2024. Refer to “Compensation—Executive
Compensation Tables—Summary Compensation Table.”
(2)The dollar amounts reported represent the amount of CAP,
computed as required by Item 402(v) of Regulation S-K. The
computations do not reflect the actual amount of compensation earned by or paid to Mr. Papadopoulo and Mr. Grandisson during the applicable year. Refer to the “PEO SCT Total to CAP
Reconciliation” table below. The 2024 CAP was restated downward due to a calculation correction incorporating the 2024 Special
Dividend.
(3)Represents compensation reported in the SCT for our former CEO,
Mr. Grandisson, who retired from the Company effective October
15, 2024.
(4)The dollar amounts reported represent the average compensation of Non-PEO NEOs as a group as reported in the “Total” column of the SCT. For 2021 to 2023, this includes Messrs. Morin,
Papadopoulo, Rajeh and Gansberg. For 2024 to 2025, this includes
Messrs. Morin, Rajeh and Gansberg and Ms. Todd. Refer to
“Compensation—Executive Compensation Tables—Summary
Compensation Table.”
(5)The dollar amounts reported represent the average amount of CAP to the Company’s Non-PEO NEOs as a group, computed as required by Item 402(v) of Regulation S-K. The computations do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. Refer to the “Average of Non-PEO NEO SCT Total to CAP Reconciliation”
table below. The 2024 CAP was restated downward due to a
calculation correction incorporating the 2024 Special Dividend.
(6)Represents the Company’s cumulative TSR assuming reinvestment of dividends for the measurement period beginning at market close on December 31, 2020, through the end of the applicable year.
(7)Represents the cumulative TSR assuming reinvestment of dividends of the S&P 500 P&C Index for the measurement period beginning at the market close on December 31, 2020, through the end of the applicable year.
(8)The dollar amounts reported represent the amount of Net Income reflected in the Company’s audited financial statements for the applicable year.
(9)Represents the Operating ROE as described in “Annex B—Non-
GAAP Financial Measures” for the applicable year.

2026 PROXY STATEMENT |	73
PEO SCT Total to CAP Reconciliation:

	Year	Reported SCT for PEO	Reported Value of Equity Awards (a)	Equity Award Adjustments (b)	Reported Change in the Actuarial Present Value of Pension Benefits (c)	Pension Benefit Adjustments (c)	CAP to PEO
Mr. Papadopoulo	2025	14,626,320	(7,340,692)	20,188,815	—	—	27,474,443
(a)The reported value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards”
columns in the Summary Compensation Table for the applicable year.
(b)Refer to the “PEO Equity Award Adjustments” table below.
(c)Arch does not provide Pension Benefits to its PEO.
PEO Equity Award Adjustments:

	Year	Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year (a)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years (a)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years and Vested in the Year (a)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
Mr. Papadopoulo	2025	7,323,239	12,996,905	—	(131,329)	—	—	20,188,815
(a)The valuation assumptions differ from those disclosed as of the grant date of equity awards due to the fluctuation in the stock price and the corresponding Black-Scholes and Monte Carlo value
simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K. In calculating the Black-Scholes value of the option awards, the expected life input, based on the original expected life established at grant date, as used for financial reporting purposes, was adjusted downward in proportion to the degree to which the options were in-the-money relative to their exercise price and upward in proportion to the degree to which the options were out-of-the-money relative to their exercise price, as applicable. The reported year-end fair value of outstanding and unvested equity awards reflects the adjustments and amounts
attributable to the Special Dividend, as applicable.
Average of Non-PEO NEO SCT Total to CAP Reconciliation:

Year	Average Reported SCT for Non-PEO NEOs	Average Reported Value of Equity Awards (a)	Average Equity Award Adjustments (b)	Average Reported Change in the Actuarial Present Value of Pension Benefits (c)	Average Pension Benefit Adjustments (c)	Average CAP to Non-PEO NEOs
2025	6,839,789	(2,721,478)	9,526,909	—	—	13,645,220
(a)The average reported value of equity awards represents the average of total of the amounts reported in the “Stock Awards” and
“Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)Refer to the “Average of Non-PEO NEO Equity Award Adjustments”
table below.
(c)Arch does not provide Pension Benefits to its Non-PEO NEOs.
Average of Non-PEO NEO Equity Award Adjustments:

Year	Average Year-End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year (a)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years (a)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years and Vested in the Year (a)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	2,715,005	6,878,410	—	(66,507)	—	—	9,526,909
(a)The average valuation assumptions differ from those disclosed as of the grant date of equity awards due to the fluctuation in the stock price and the corresponding Black-Scholes and Monte Carlo value simulations valued as of the corresponding dates in accordance with Item 402(v) of Regulation S-K. In calculating the Black-Scholes value of the option awards, the expected life input, based on the original expected life established at grant date, as used for financial reporting purposes, was adjusted downward in proportion to the degree to which the options were in-the-money relative to their exercise price and upward in proportion to the degree to which the options were out-of-the-money relative to their exercise price, as applicable. The reported average year-end fair value of outstanding and unvested equity awards reflects the adjustments and amounts attributable to the Special Dividend, as applicable.

74	| 2026 PROXY STATEMENT
Most Important Measures to Determine 2025
CAP
The three items listed below represent the most
important metrics used to link CAP for our NEOs for 2025
to the Company’s performance, as further described in
“Compensation—Compensation Discussion and Analysis,”
in the section titled “Elements of Compensation Program”
sub-sections called “Short—Term Annual Cash Incentive”
and “Annual Long-Term Incentive Plan.”
■Operating ROE.
■Growth in TBVPS.
■Relative TSR (the Company’s TSR as compared to a
performance peer group established by the
Compensation and Human Capital Committee).
Analysis of the Information Presented in the
Pay versus Performance Table
As described in more detail in the section “Compensation
—Compensation Discussion and Analysis,” the Company’s
executive compensation program reflects a variable pay-
for-performance philosophy. While the Company utilizes
several performance measures to align executive
compensation with Company performance, all of those
Company measures are not presented in the Pay Versus
Performance table. In accordance with Item 402(v) of
Regulation S-K, the Company is providing the following
descriptions of the relationships between information
presented in the Pay Versus Performance table.
CAP and Company Cumulative TSR
As demonstrated by the following graph, the amount of
CAP to Mr. Papadopoulo in 2025, Messrs. Papadopoulo
and Grandisson in 2024 and Mr. Grandisson in prior years
and the average amount of CAP to the Company’s NEOs as
a group (excluding the CEO(s)) for the applicable years,
strongly aligns with the Company’s cumulative TSR over
the five years presented in the table. The alignment is
because a significant portion of the CAP to Mr.
Papadopoulo in 2025, Messrs. Papadopoulo and
Grandisson in 2024 and Mr. Grandisson in prior years and
to the other NEOs is comprised of equity awards. As
described in more detail in the section “Compensation—
Compensation Discussion and Analysis,” the Company
targets that approximately 68% of the value of total
compensation awarded for Mr. Papadopoulo and 54% of
the value awarded for the other NEOs be comprised of
equity awards, including restricted shares, performance-
based restricted shares and stock options.

CAP vs. Cumulative TSR

($M)
$40
$30
$20
$10
$0
$123.23
$174.05
$205.91
$269.25
$279.66
2021
2022
2023
2024
2025
Mr. Papadopoulo
Mr. Grandisson
Average for Non-PEO NEOs
TSR

CAP and Net Income
As demonstrated by the following graph, the amount of
CAP to Mr. Papadopoulo in 2025, Messrs. Papadopoulo
and Grandisson in 2024 and Mr. Grandisson in prior years
and the average amount of CAP to the Company’s other
NEOs as a group is generally aligned with the Company’s
Net Income for 2021 through 2025. Although Net Income
can vary from year to year due to the inherent volatility in our business, CAP increased largely due to the fact that a
significant portion of compensation paid to Messrs.
Papadopoulo and Grandisson and to the Company’s NEOs
as a group (excluding the CEO(s) for the applicable year) is comprised of equity awards, with TSR increasing by
179.7% over the five-year period. In 2025, CAP decreased
for Mr. Papadopoulo and the Average for Non-PEO NEOs
due to a decrease in equity awarded from 2024 associated
with the one-time outperformance award granted for the
CEO leadership transition. In 2022, the decrease in Net
Income was driven by significant volatility in the capital
markets and elevated catastrophic activity while Net
Income in 2023 benefited from a lower level of
catastrophe loss activity and the one-time impact of the
implementation of a Corporate Income Tax regime in
Bermuda. The Company does not utilize Net Income as a
performance measure in the overall executive
compensation program.

2026 PROXY STATEMENT |	75

CAP vs. Net Income

($B)
$4
$3
$2
$1
$0
$2.1B
$1.4B
$4.4B
$4.3B
$4.4B
2021
2022
2023
2024
2025
Mr. Papadopoulo
Mr. Grandisson
Average for Non-PEO NEOs
Net Income

CAP and Operating ROE
As demonstrated by the following graph, the amount of
CAP to Mr. Papadopoulo in 2025, Messrs. Papadopoulo
and Grandisson in 2024, and Mr. Grandisson in prior
years, and the average amount of CAP to the Company’s
other NEOs as a group is generally aligned with the
Company’s growth in Operating ROE for the five years
presented in the table. CAP increased largely due to the
fact that a significant portion of compensation paid to Mr.
Papadopoulo in 2025, Messrs. Papadopoulo and
Grandisson in 2024 and Mr. Grandisson in prior years and
to the other NEOs as a group is comprised of equity
awards, with TSR increasing by 3.87% for the year. Returns
for 2025 reflected strong underwriting and investment
performance. The slightly lower 2025 Operating ROE was
primarily due to growth in shareholders’ equity from 2024
to 2025, while 2024 Operating ROE benefited from the
Special Dividend issued in December 2024.
While the Company uses numerous financial and non-
financial performance measures for the purpose of
evaluating performance for the Company’s compensation
programs, the Company has determined that Operating
ROE is the financial performance measure that, in the
Company’s assessment, represents the most important
performance measure (that is not otherwise required to
be disclosed in the table) used by the Company to link CAP
to the Company’s NEOs, for the most recently completed
year, to Company performance. The Company utilizes
Operating ROE when setting goals in the Company’s short-
term incentive compensation programs. Additionally,
growth in Operating ROE is reflected in TBVPS, which is
utilized in setting goals for the performance-based
restricted shares that are awarded to the Company’s
NEOs.

CAP vs. Operating ROE

($M)
$40
$30
$20
$10
$0
11.5%
14.8%
21.6%
18.9%
17.1%
2021
2022
2023
2024
2025
Mr. Papadopoulo
Mr. Grandisson
Average for Non-PEO NEOs
Operating ROE

Cumulative TSR of the Company and the Peer
Group
As demonstrated by the following graph, the Company’s
cumulative TSR over the five-year period presented in the
table was approximately 179.7%, while the cumulative
TSR of the peer group presented for this purpose, the S&P
500 P&C Index, was approximately 134.3% over the five
years presented in the table. For more information
regarding the Company’s performance and the companies
that the Compensation and Human Capital Committee
considers when determining compensation, refer to
“Compensation—Compensation Discussion and Analysis.”

Total Shareholder Return

76	| 2026 PROXY STATEMENT
Pay Ratio
In accordance with Item 402(u) of Regulation S-K, we
determined the ratio of the annual total compensation of
our CEO, Mr. Papadopoulo, relative to the median of the
annual total compensation of our employees. We
identified the median employee from among our global
employee population (excluding the CEO) as of December
31, 2025. Our global employee population included all of
our full-time and part-time employees who were
employed on December 31, 2025.
CEO Pay Ratio—105 to 1
We determined each employee’s consistently applied
compensation measure, which was equal to the sum of
the following pay components:
■2025 base salary.
■bonuses paid during 2025.
■variable incentive compensation paid during
2025.
■the fair value of all equity grants made during
2025.
We annualized the 2025 base salary for full-time
employees who were not employed by us for all of 2025.
Amounts paid in currencies other than U.S. dollars were
converted into U.S. dollars based on the applicable
exchange rate at December 31, 2025.
Based on each employee’s consistently applied
compensation measure, we were able to identify the
median employee who was a full-time, permanent
employee based in the United States.
After identifying the median employee, we calculated the
median employee’s annual total compensation for 2025
using the same requirements applied to calculate our CEO
annual total compensation as set forth in the “2025
Summary Compensation Table,” and then added the
estimated value of the median employee’s health plan
benefits.
Based on the foregoing, the annual total compensation
calculated for the median employee for 2025 was
$132,527. For purposes of the pay ratio rule, the annual
total compensation calculated for our CEO for 2025, was
$13,840,692, as set forth in the “2025 Summary
Compensation Table,” plus $35,332, the estimated value
of our CEO’s health plan benefits, or $13,876,024.
Accordingly, for 2025, our CEO to median employee pay
ratio was 105 to 1.
Employment Arrangements
Set forth below is a summary of the material terms of the
employment arrangements with each of the NEOs.
Nicolas Papadopoulo
Mr. Papadopoulo’s employment agreement provides for
an annual base salary and eligibility to participate in an
annual bonus plan with a target annual bonus and other
terms set by the Board. Mr. Papadopoulo’s current
annual base salary is $1,365,000, and his target annual
bonus is 270% of his annual base salary. Mr. Papadopoulo
is entitled to participate in employee benefit programs
and other fringe benefits customarily provided to
similarly situated senior executives residing in Bermuda,
which include housing expenses and automobile
allowance.
Mr. Papadopoulo’s employment period under the
employment agreement will end on the first to occur of:
(a) the six-month anniversary of our providing notice of
termination without cause to him; (b) immediately upon
our providing notice of termination for cause to him; (c)
the six-month anniversary of Mr. Papadopoulo providing
notice of termination specifying his resignation with or
without good reason (as defined in the employment
agreement); (d) the fifth day following our providing
notice of termination to him as a result of his permanent
disability; and (e) the date of his death. The first of such dates is referred to as the “date of termination.”
The agreement provides that if the employment of Mr.
Papadopoulo is terminated by us without cause or by him
for good reason, he will be entitled to receive his annual
base salary through the date of termination. He will also
receive (i) an amount equal to his base salary for the
excess of 24 months over the period, if any, of his garden
leave (as described below), payable over six months
following termination, (ii) an amount equal to the sum of
(x) two times his target annual bonus plus (y) a pro-rated
portion of his target annual bonus based on the number
of days elapsed in the calendar year through the date of
termination (less any period he is on garden leave), one
half of which sum will be paid on the date that is 60 days
following the date of termination and the remaining half
of which will be paid over six months following the date
of termination. Mr. Papadopoulo will also receive
employee benefits through the date of termination, and
his health insurance coverage benefits will continue for
up to 18 months after the date of termination. Mr.
Papadopoulo will be entitled to the amounts described
above (other than base salary and employee benefits
through the date of termination) only if he has delivered

2026 PROXY STATEMENT |	77
a general release of claims and he does not breach the
restrictive covenants set forth in the agreement.
If Mr. Papadopoulo’s employment is terminated as a
result of his resignation other than for good reason, he
will continue to receive base salary and employee
benefits through the date of termination, and we will
make a cash lump sum payment to him equal to one half
of the sum of (I) his “bonus amount” (which is the greater
of (i) his target annual bonus for the year during which
notice of termination is given, or (ii) the average of his
actual annual bonus for the three years immediately
preceding the year during which notice of termination is
given) and (II) a pro-rated portion of the bonus amount
based on the number of days elapsed in the calendar year
through the date notice of termination is given, which
payment will be made 60 days following termination.
If Mr. Papadopoulo’s employment is terminated by us for
cause, as a result of his permanent disability or upon his
death, Mr. Papadopoulo (or his beneficiaries or estate, in
the case of death) will continue to receive base salary and
employee benefits through the date of termination. In the
case of termination due to his permanent disability or
death, he and/or his dependents will also receive health
insurance coverage benefits for a period of up to 12
months after the date of termination.
Following any notice of termination, whether by us or Mr.
Papadopoulo, and until the date of termination, we may
direct, in our sole and exclusive discretion, that Mr.
Papadopoulo perform no duties and exercise no powers
or authorities in connection with his employment.
However, following any such direction, Mr. Papadopoulo
will continue to have a duty of loyalty to us as an
employee through the date of termination. This is
referred to as a “garden leave” period.
Mr. Papadopoulo has agreed that, during the
employment period and for the period of one year after
the date of termination, he will not compete with us.
However, if Mr. Papadopoulo’s termination of
employment occurs as a result of his resignation other
than for good reason, the non-competition period will
continue beyond the date of termination only if (i) we pay
Mr. Papadopoulo, for each day during which the non-
competition period so continues, an amount equal to
1/365 of the sum of (A) his annual base salary, plus (B)
the bonus amount (as defined above) and (C) a pro-rated
portion of his bonus amount based on the number of
days elapsed in the calendar year through the date notice
of termination is given and (ii) he continues to receive his health insurance coverage for a period up to the end of
the non-competition period. Our obligation to make such
payments and provide such benefits is contingent on Mr.
Papadopoulo’s delivery of a general release of claims and
his compliance with the restrictive covenants. Mr.
Papadopoulo has also agreed not to solicit our employees
or customers for a period of one year following
termination. The lengths of the non-competition and
nonsolicitation periods will be reduced by any period that
Mr. Papadopoulo is on garden leave, as described above.
Maamoun Rajeh
Mr. Rajeh’s employment agreement provides for an
annual base salary and eligibility to participate in an
annual bonus plan with a target annual bonus and other
terms set by the Board. Mr. Rajeh’s current annual base
salary is $900,000, and his target annual bonus is 185% of
his annual base salary. He is also entitled to participate in employee benefits programs and other fringe benefits
customarily provided to similarly situated senior
executives residing in Bermuda, which includes housing
expenses and automobile allowance.
The employment period under Mr. Rajeh’s employment
agreement will end on the first to occur of: (a) the six-
month anniversary of our providing notice of termination
without cause; (b) immediately upon our providing notice
of termination for cause; (c) the six-month anniversary of
the Executive providing notice of termination specifying
his resignation with or without good reason (as defined in
the employment agreement); (d) the fifth day following
our providing notice of termination as a result of the
Executive’s permanent disability and (e) the date of the
Executive’s death. The first of such dates is referred to as the “date of termination.”
The agreement provides that if the employment of Mr.
Rajeh is terminated by us without cause or by him for
good reason, he will be entitled to receive an amount
equal to his annual base salary through the six-month
anniversary of the date of termination. In that event, Mr.
Rajeh will also receive an amount equal to the sum of (i)
his target annual bonus plus (ii) a pro-rated portion of his target annual bonus based on the number of days elapsed
in the calendar year through the date notice of
termination is given, one half of which will be paid on the
date that is 60 days following the date of termination and
the remaining half of which will be paid over six months
following the date of termination. Mr. Rajeh will also
receive employee benefits through the date of
termination, and his health insurance coverage benefits
will continue for up to six months after the date of
termination. Mr. Rajeh will be entitled to the amounts
described above (other than base salary and employee
benefits through the date of termination) only if he has
delivered a general release of claims and he does not
breach the restrictive covenants set forth in the
agreement.

78	| 2026 PROXY STATEMENT
If Mr. Rajeh’s employment is terminated as a result of his
resignation other than for good reason, he will continue
to receive base salary and employee benefits through the
date of termination, and we will make a cash lump sum
payment to him equal to one half of the sum of (I) his
“bonus amount” (which is the greater of (i) his target
annual bonus for the year during which notice of
termination is given or (ii) the average of his actual annual bonus for the three years immediately preceding the year
during which notice of termination is given), and (II) a
pro-rated portion of the bonus amount based on the
number of days elapsed in the calendar year through the
date notice of termination is given, which payment will be
made 60 days following termination.
If Mr. Rajeh’s employment is terminated by us for cause,
as a result of his permanent disability or upon his death,
Mr. Rajeh (or his beneficiaries or estate, in the case of
death) will continue to receive base salary and employee
benefits through the date of termination. In the case of
termination due to his permanent disability or death, he
and/or his dependents will also receive health insurance
coverage benefits for a period of up to 12 months after
the date of termination.
Following any notice of termination, whether by us or Mr.
Rajeh, and until the date of termination, we may direct, in
our sole and exclusive discretion, that Mr. Rajeh perform
no duties and exercise no powers or authorities in
connection with his employment. However, following any
such direction, Mr. Rajeh will continue to have a duty of
loyalty to us as an employee through the date of
termination. This is referred to as a “garden leave”
period.
Mr. Rajeh has agreed that, during the employment period
and for the period of one year after the date of
termination, he will not compete with us. However, if Mr.
Rajeh’s termination of employment occurs as a result of
his resignation other than for good reason, the non-
competition period will continue beyond the date of
termination only if (i) we pay Mr. Rajeh, for each day
during which the non-competition period so continues, an
amount equal to 1/365 of the sum of (A) his annual base
salary, plus (B) the bonus amount (as defined above) and
(C) a pro-rated portion of his bonus amount based on the
number of days elapsed in the calendar year through the
date notice of termination is given and (ii) he continues to receive his health insurance coverage for a period up to
the end of the non-competition period. Our obligation to
make such payments and provide such benefits is
contingent on Mr. Rajeh’s delivery of a general release of
claims and his compliance with the restrictive covenants.
Mr. Rajeh has also agreed not to solicit our employees or
customers for a period of one year following termination.
The lengths of the non-competition and nonsolicitation
periods will be reduced by any period that Mr. Rajeh is on
garden leave, as described above.
David E. Gansberg
Mr. Gansberg’s employment agreement provides for an
annual base salary and eligibility to participate in an
annual bonus plan with a target annual bonus and other
terms set by the Board. Mr. Gansberg’s current annual
base salary is $900,000, and his target annual bonus is
185% of his annual base salary. He is also entitled to
participate in employee benefits programs and other
fringe benefits customarily provided to similarly situated
senior executives.
Mr. Gansberg will also be entitled to participate in the
Company’s share-based award plans, as determined by
our Board.
The employment period, as automatically extended, will
end on March 1, 2027, and is subject to further automatic
extension for successive one-year periods following the
end of the term until either we or Mr. Gansberg provide
at least 90 days prior notice of non-extension. The
employment period may also be terminated prior to the
end of the term (as it may be extended) by Mr. Gansberg
for good reason (as defined in the agreement), by us for
any reason or due to Mr. Gansberg’s death or permanent
disability.
The agreement provides that if the employment of Mr.
Gansberg is terminated by us without cause (including
due to our providing notice of non-extension) or by him
for good reason, he will be entitled to the following: (A)
an amount equal to the sum of his annual base salary, his
target annual bonus and a pro-rated portion of his target
annual bonus for the year of termination, (B) payments
under the Company’s Incentive Compensation Plan in
accordance with the terms of the plan and (C) unvested
equity awards that have been granted after March 1,
2019 and prior to March 31, 2024 and held by Mr.
Gansberg for at least one year will vest upon termination,
(in the case of unvested performance awards, based upon
the lesser of (x) target performance, or (y) the actual level of achievement of all relevant performance goals
(measured as of the latest date immediately preceding
termination for which performance can be determined)
except that the vesting of any such awards shall be
governed by the applicable award agreements in the
event such termination of employment occurs within two
years after a change in control or after attainment of
retirement age). Mr. Gansberg will be entitled to such
benefits only if he has fully complied with his restrictive
covenants and he has entered into a general release of
claims in favor of the Company. The payments referred to
in clause (A) above will be made in 12 equal monthly

2026 PROXY STATEMENT |	79
installments following the date of termination. Mr.
Gansberg’s health insurance coverage benefits will also
continue for up to 12 months after the date of such
termination.
Mr. Gansberg has agreed that, during the employment
period and for the period of one year after the date of
termination, he will not compete with us. However, if Mr.
Gansberg‘s termination of employment occurs as a result
of his resignation other than for good reason or pursuant
to his provision of notice of non-extension, the non-
competition period will continue beyond the date of
termination only if (i) we pay him, for each day during
which the non-competition period so continues, an
amount equal to 1/365 of the sum of (A) his annual base
salary, (B) the bonus amount (which is the greater of (I)
his target annual bonus for the year of termination, or (II)
the average of his actual annual bonus for the
immediately preceding three years) and (C) a pro-rated
portion of his bonus amount for the year of termination;
and (ii) he continues to receive his health insurance
coverage for a period up to the end of the non-
competition period. Our obligation to make such
payments and provide such benefits is contingent on his
delivery of a general release of claims and his compliance
with the restrictive covenants. Mr. Gansberg has also
agreed not to solicit our employees or customers for a
period of one year following termination.
François Morin and Christine Todd
The following summarizes our employment agreements
with Mr. Morin and Ms. Todd (collectively referred to as
the “Executives” or individually as the “Executive”).
Each of the employment agreements provides for annual
base salary and eligibility to participate in an annual
bonus plan with a target annual bonus and other terms
set by the Board. Mr. Morin’s current annual base salary
is $850,000, and his target annual bonus is 175% of his
annual base salary. Ms. Todd’s current annual base salary
is $800,000, and her target annual bonus is 150% of her
annual base salary. The Executives are also entitled to
participate in employee benefits programs and other
fringe benefits customarily provided to similarly situated
senior executives residing in Bermuda, which includes
housing expenses and automobile allowance.
The employment period under each of the employment
agreements will end on the first to occur of: (a) the six-
month anniversary of our providing notice of termination
without cause; (b) immediately upon our providing notice
of termination for cause; (c) the six-month anniversary of
the Executive providing notice of termination specifying
his or her resignation with or without good reason (as
defined in the employment agreement); (d) the fifth day
following our providing notice of termination as a result
of the Executive’s permanent disability and (e) the date of
the Executive’s death. The first of such dates is referred
to as the “date of termination.”
The agreements provide that if the employment of the
Executive is terminated by us without cause or by the
Executive for good reason, the Executive will be entitled
to receive an amount equal to the Executive’s annual
base salary through the six-month anniversary of the date
of termination. In that event, the Executive will also
receive an amount equal to the sum of (i) the Executive’s
target annual bonus plus (ii) a pro-rated portion of the
Executive’s target annual bonus based on the number of
days elapsed in the calendar year through the date notice
of termination is given, one half of which will be paid on
the date that is 60 days following the date of termination
and the remaining half of which will be paid over six
months following the date of termination. The Executive
will also receive employee benefits through the date of
termination, and his or her health insurance coverage
benefits will continue for up to six months after the date
of termination. The Executive will be entitled to the
amounts described above (other than base salary and
employee benefits through the date of termination) only
if the Executive has delivered a general release of claims
and he or she does not breach the restrictive covenants
set forth in the agreement.
If the Executive’s employment is terminated as a result of
his or her resignation other than for good reason, the
Executive will continue to receive base salary and
employee benefits through the date of termination, and
we will make a cash lump sum payment to him or her
equal to one half of the sum of (I) the Executive’s “bonus
amount” (which is the greater of (i) the Executive’s target
annual bonus for the year during which notice of
termination is given or (ii) the average of the Executive’s
actual annual bonus for the three years immediately
preceding the year during which notice of termination is
given), and (II) a pro-rated portion of the bonus amount
based on the number of days elapsed in the calendar year
through the date notice of termination is given, which
payment will be made 60 days following termination.
If the Executive’s employment is terminated by us for
cause, as a result of the Executive’s permanent disability
or upon the Executive’s death, the Executive (or his or her
beneficiaries or estate, in the case of death) will continue to receive base salary and employee benefits through the
date of termination. In the case of termination due to the
Executive’s permanent disability or death, the Executive
and/or the Executive’s dependents will also receive
health insurance coverage benefits for a period of up to
12 months after the date of termination.

80	| 2026 PROXY STATEMENT
Following any notice of termination, whether by us or the
Executive, and until the date of termination, we may
direct, in our sole and exclusive discretion, that the
Executive perform no duties and exercise no powers or
authorities in connection with his or her employment.
However, following any such direction, the Executive will
continue to have a duty of loyalty to us as an employee
through the date of termination. This is referred to as a
“garden leave” period.
Each Executive has agreed that, during the employment
period and for the period of one year after the date of
termination, he or she will not compete with us.
However, if the Executive‘s termination of employment
occurs as a result of the Executive’s resignation other
than for good reason, the non-competition period will
continue beyond the date of termination only if (i) we pay
the Executive, for each day during which the non-
competition period so continues, an amount equal to
1/365 of the sum of (A) his or her annual base salary, plus
(B) the bonus amount (as defined above) and (C) a pro-
rated portion of his or her bonus amount based on the
number of days elapsed in the calendar year through the
date notice of termination is given and (ii) the Executive
continues to receive the Executive’s health insurance
coverage for a period up to the end of the non-
competition period. Our obligation to make such
payments and provide such benefits is contingent on the
Executive’s delivery of a general release of claims and his
or her compliance with the restrictive covenants. Each
Executive has also agreed not to solicit our employees or
customers for a period of one year following termination.
The lengths of the non-competition and nonsolicitation
periods will be reduced by any period that the Executive
is on garden leave, as described above.

2026 PROXY STATEMENT |	81
AUDIT MATTERS
Report of the Audit Committee of the Board
The Audit Committee assists the Board in monitoring
(1) the integrity of our financial statements, (2) the
qualifications and independence of the independent
registered public accounting firm, (3) the performance of
our internal audit function and independent registered
public accounting firm and (4) the compliance by the
Company with legal and regulatory requirements
applicable to financial statements and accounting and
financial reporting processes. The Audit Committee is
involved in the selection of the audit engagement partner
and also oversees the Board’s responsibilities relating to
the operational (including IT, business continuity and data
security) risk affairs of the Company.
It is not the responsibility of the Audit Committee to plan
or conduct audits or to determine that Arch Capital’s
financial statements are in all material respects complete
and accurate and in accordance with U.S. generally
accepted accounting principles (“GAAP”). The financial
statements are the responsibility of the Company’s
management. The Company’s independent public
registered accounting firm is responsible for expressing
an opinion on these financial statements based on their
audit. It is also not the responsibility of the Audit
Committee to assure compliance with laws and
regulations or with any codes or standards of conduct or
related policies adopted by Arch Capital from time to time
which seek to ensure that the business of Arch Capital is
conducted in an ethical and legal manner.
The Audit Committee has reviewed and discussed the
consolidated financial statements of Arch Capital and its
subsidiaries set forth in Item 8 of our 2025 Annual Report,
management’s annual assessment of the effectiveness of
Arch Capital’s internal control over financial reporting and
PricewaterhouseCoopers LLP’s opinion on the
effectiveness of internal control over financial reporting,
with management of Arch Capital and
PricewaterhouseCoopers LLP, independent registered
public accounting firm for Arch Capital.
The Audit Committee has discussed with
PricewaterhouseCoopers LLP the matters required to be
discussed by the applicable requirements of the Public
Company Accounting Oversight Board regarding
communications with the Audit Committee. The Audit
Committee has also received the written disclosures and
the letter from PricewaterhouseCoopers LLP required by
applicable requirements of the Public Company
Accounting Oversight Board regarding the independent
accountant’s communications with the Audit Committee
concerning independence, and has discussed with
PricewaterhouseCoopers LLP their independence.
Based on the review and discussions with management of
Arch Capital and PricewaterhouseCoopers LLP referred to
above, and other matters the Audit Committee deemed
relevant and appropriate, the Audit Committee has
recommended to the Board that Arch Capital publish the
consolidated financial statements of Arch Capital and its
subsidiaries for the year ended December 31, 2025, in our
2025 Annual Report.
AUDIT COMMITTEE
Eileen Mallesch (Chair)
Francis Ebong
Laurie S. Goodman
Moira Kilcoyne

82	| 2026 PROXY STATEMENT
Principal Auditor Fees and Services
The following table summarizes professional services rendered to the Company and its majority-owned subsidiaries by
PricewaterhouseCoopers LLP for the years ended December 31, 2025, and 2024.

	Year Ended December 31,
	2025	2024	Description
Audit Fees	$11,710,721	$12,056,253
Includes fees for the integrated audit of our annual financial statements and internal control over financial reporting, review of our financial statements included in our quarterly reports on Form 10-Q and statutory audits for our insurance subsidiaries. Audit fees for the year ended December 31, 2025 decreased when compared to prior year primarily due to non-recurring work related to non-recurring transactions in the prior year.

Audit Related Fees	491,862	797,514
Includes fees for assurance and related services that are traditionally performed by independent accountants, including employee benefit plan audits, due diligence related to mergers and acquisitions, regulatory and compliance attestations and agreed-upon procedures not required by regulation. Audit related fees for the year ended December 31, 2025 decreased when compared to prior year primarily due to proactive assurance services related to a new system implementation that did not recur in 2025.

Tax Fees	1,611,742	1,420,833
Fees for tax services consists primarily of fees for tax compliance, tax advice and tax planning. Tax fees for the year ended December 31, 2025 increased when compared to prior year primarily due to services provided for various tax consulting projects.

All Other Fees	26,359	18,094	Fees for services that are not included in the above categories consisted primarily of software licenses and professional services rendered in connection with various consulting projects.
Total	$13,840,684	$14,292,694
The Audit Committee has considered whether the provision of these services is compatible with maintaining
PricewaterhouseCoopers LLP’s independence. The Audit Committee approves all audit and permissible non-audit services performed for us by PricewaterhouseCoopers LLP, our independent registered public accounting firm. Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the
Audit Committee requires the independent registered public accounting firm and management to report actual fees compared to the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm. The Audit Committee delegates pre-approval authority to the Chair of the Audit Committee or, in the event of the Chair’s unavailability, to one or more of its independent members. To the extent applicable, the member to whom such authority is delegated reports, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

2026 PROXY STATEMENT |	83
ITEM 3—APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board has the sole authority to appoint the independent registered public accounting firm.
As required by Bermuda law, the shareholders are required to appoint the Audit Committee’s selection of the independent auditors. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 1995. The Audit Committee of the Board and the Board believe that the retention of PricewaterhouseCoopers LLP to serve as independent registered public accounting firm for the year ending December 31, 2026, is in the best interests of the Company and its shareholders. The Audit Committee of the Board proposes and recommends that the shareholders appoint the firm of PricewaterhouseCoopers LLP to serve as independent registered public accounting firm of Arch Capital for the year ending December 31, 2026. Unless otherwise directed by the shareholders, proxies will be voted for the appointment of PricewaterhouseCoopers LLP to audit our consolidated financial statements for the year ending December 31, 2026. A representative of PricewaterhouseCoopers LLP will attend the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.
Required Vote
The affirmative vote of a majority of the voting power of all of our issued and outstanding common shares represented by shareholders present in person or by proxy at the Annual Meeting will be required for the appointment of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31,
2026.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

84	| 2026 PROXY STATEMENT
SUBSIDIARY DIRECTORS
Under our bye-law 75, the boards of directors of any of our subsidiaries that are incorporated in Bermuda, the Cayman
Islands and any other subsidiary designated by our Board, must consist of persons who have been elected by our shareholders as designated company directors (“Designated Company Directors”).
ITEM 4—ELECTION OF SUBSIDIARY DIRECTORS
Nominees
The persons named below have been nominated to serve as Designated Company Directors of our non-U.S. subsidiaries indicated below. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

Arch Capital Holdings Ltd.	Arch Investment Management Ltd.
François Morin; Chiara Nannini	François Morin; Christine Todd

Arch Credit Risk Services (Bermuda) Ltd.	Arch Global Services Holdings Ltd.
Brian Chen; Seamus Fearon; Alan Tiernan	Chris Hovey; François Morin

Arch Investment Property Holdings Ltd.	Alternative Re Holdings Limited, Alternative Re Limited
François Morin; David J. Mulholland	François Morin; Chiara Nannini

Arch Reinsurance Ltd.	Arch Underwriters Ltd.
Crystal Doughty; Matthew Dragonetti; Jerome Halgan; Maamoun Rajeh; William Soares	Crystal Doughty; Matthew Dragonetti; Jerome Halgan; Maamoun Rajeh

Arch Investment Holdings I Ltd., Arch Investment Holdings II Ltd., Arch Investment Holdings III Ltd., Arch Investment Holdings IV Ltd.	Other Non-U.S. Subsidiaries, as Required or Designated Under Bye-Law 75 (except as otherwise indicated herein)
François Morin; David J. Mulholland; Christine Todd	François Morin; Maamoun Rajeh
Brian Chen, 37, is Senior Vice President of Credit Risk
Transfer and Services at Arch Re Bermuda. Mr. Chen
joined Arch in 2020 and leads Arch’s participation in GSE
CRT reinsurance deals as well as its underwriting services
platform to other reinsurers. Prior to joining Arch, Mr.
Chen worked in various capital markets roles at Fannie
Mae from 2011 to 2014 and from 2017 to 2020. Between
2014 and 2017, Mr. Chen worked in sell-side equity
research at Autonomous Research covering mortgage and
insurers, servicers and mortgage technology. Mr. Chen
holds a B.S. in Financial Mathematics from the University
of Virginia and is a CFA® Charterholder.
Crystal Doughty, 41, is the Chief Underwriting Officer,
Property at Arch Re Bermuda, a role she has held since
August 2023. Prior to this, Ms. Doughty served as Senior
Underwriter and Third-Party Capital Portfolio Manager at
Arch Re Bermuda. She joined Arch Re Bermuda in January
2021, bringing with her varied experience from Markel,
where she held various positions since 2006. Her roles at
Markel included Senior Vice President Underwriting
Retro, Property International and North American
Reinsurance, Managing the New Point Sidecar and
Assistant Vice President Reserving Actuary for all lines of
business, including Casualty and Specialty, Marine, and
Property. Ms. Doughty holds an Honours B.Sc. in Actuarial
Science and Statistics from the University of Toronto and
is an Associate of the Casualty Actuarial Society.
Matthew Dragonetti, 56, is President and Chief
Commercial Officer of Arch Re Ltd, a position he has held
since September 2023. Prior to that he held the role of
President and Head of Property from November 2017.
From 2012 to 2017, Mr. Dragonetti was the Head of
Worldwide Property. He joined Arch Re Bermuda in
November 2001 as a Senior Underwriter for U.S. Treaty
Property, ultimately becoming Head of U.S. Property in
2005. Before joining Arch Re Bermuda, he served as Vice
President at Odyssey Re and prior to that, he was a Vice
President of Property Treaty for Terra Nova (Bermuda)
Holdings Ltd. from 1998 to 2000. He started his
reinsurance career at F&G Re as an Assistant Vice
President international property from 1995 to 1998. Mr.
Dragonetti has a B.S. in Economics from Pennsylvania

2026 PROXY STATEMENT |	85
State University and an MBA from Northeastern
University.
Seamus Fearon, 45, serves as CEO, International
Mortgage Group of Arch Capital. Mr. Fearon joined Arch
Capital in September 2012 and previously served as the
Chief Actuary of the Global Mortgage Group. Prior to
joining Arch, Mr. Fearon was Associate Director and
Actuary for KPMG Dublin from 2008 to 2012. From 2003
to 2008, he was Pricing Actuary for Aviva General
Insurance Ltd. Mr. Fearon holds a B.Sc. in Actuarial
Mathematics from Dublin City University. He also
completed the Program for Leadership Development
from Harvard Business School.
Jerome Halgan, 52, was appointed President and Chief
Underwriting Officer of Arch Reinsurance Group in March
2024 and has served as Chief Executive Officer of Arch Re
Bermuda since January 2018. Mr. Halgan joined Arch in
2009 as Senior Underwriter with Arch Re Bermuda before
being promoted to CUO in June 2012. He has held senior
roles of increasing responsibility throughout his tenure
including Chairman, President and CEO of Arch Re (U.S.).
Before Arch, Mr. Halgan worked for the Berkshire
Hathaway Reinsurance Group as a Vice President for eight
years and for Sorema N.A. Reinsurance Group for five
years with property underwriting and business analysis
responsibilities. Mr. Halgan earned an MBA from New
York University and an engineering degree from the École
Supérieure d’Électricité in France.
Chris Hovey, 59, is Chief Operations Officer at Arch
Capital Services LLC. He was Executive Vice President and
Chief Information Officer. He joined Arch in 2014 and
served as Chief Operating Officer of Arch Mortgage
Insurance Company. Before Arch, Mr. Hovey was Chief
Operating Officer for PMI. He also served as Senior Vice
President of servicing operations and loss management
for PMI. Mr. Hovey holds a bachelor’s degree from San
Francisco State University and an MBA from Saint Mary’s
College.
François Morin, 58, is Executive Vice President, CFO and
Treasurer of Arch Capital Group Ltd., a position he has
held since May 2018. Mr. Morin previously served as
Senior Vice President, Chief Risk Officer and Chief Actuary
of Arch Capital from 2015 until 2018. He joined Arch in
2011 as Chief Actuary and Deputy Chief Risk Officer.
Before Arch, Mr. Morin spent 21 years in various roles for
Towers Watson & Co. He holds a bachelor’s degree in
actuarial science from Université Laval in Canada. He is a
Fellow of the Casualty Actuarial Society, a Chartered
Financial Analyst, a Chartered Enterprise Risk Analyst and
a Member of the American Academy of Actuaries.
David J. Mulholland, 59, has served as Senior Vice
President and Chief PM, Onshore Portfolios at AIM since
March 2022. Prior to March 2022, he served as Senior
Vice President and Chief Administrative Officer at AIM
from November 2011. Prior to that, he served as Vice
President at AIM, which he joined in January 2006. Prior
to that time, he spent 11 years at STW Fixed Income
Management where he held the title of Principal and
Portfolio Manager. From 1990 to 1994, he worked as a
money market and foreign exchange trader in the
treasury department of the Bank of Butterfield in
Bermuda. Mr. Mulholland holds a B.S. with a
concentration in finance from Boston University.
Chiara Nannini, 46, has practiced law at Conyers since
2008, where she has been a director since 2017. Ms.
Nannini obtained a B.A. in Politics and Italian from the
University of Virginia in 2003 and received her law degree
from the London School of Economics and Political
Science in 2006. Since joining Conyers, Ms. Nannini was
based in Conyers’ São Paulo, Brazil office from 2010 to
2013.
Maamoun Rajeh, 55, was named President, Arch Capital
Group Ltd., in November 2024. In this role, he oversees
Arch’s Global Reinsurance and Global Mortgage Groups.
Previously, Mr. Rajeh spent seven years as Chairman and
CEO of Arch’s Global Reinsurance Group. Mr. Rajeh joined
Arch Re Bermuda in 2001 as an underwriter and has held
senior roles of increasing responsibility throughout his
tenure. Before Arch, Mr. Rajeh served as Assistant Vice
President at HartRe, a subsidiary of The Hartford Financial
Services Group, Inc. and held various positions at the
United States Fidelity and Guarantee Company and F&G
Re. Mr. Rajeh serves on the board of directors of Somers
and Premia. He holds a bachelor’s degree from The
Wharton School of Business of the University of
Pennsylvania and he is a Chartered Property Casualty
Underwriter.
William Soares, 46, is President of Arch Re Bermuda, a
position he has held since June 2025. Prior to such
position, Mr. Soares served as Chief Underwriting Officer,
Casualty and Specialty. He joined Arch Re Bermuda in
2006 as a Casualty Underwriter. Prior to joining Arch Re
Bermuda, he was an Assurance Manager in the
reinsurance department for Ernst & Young in Bermuda.
He graduated in 2002 with a B.A. in Economics from
Harvard University. Mr. Soares is a CFA® Charterholder
who holds the Chartered Property Casualty Underwriter
and Associate in Reinsurance designations.
Alan Tiernan, 40, serves as Global Chief Actuary and
International Chief Operating Officer for Arch’s Global
Mortgage Group. Mr. Tiernan joined Arch Capital in
October 2014 as an Actuary in the Group Actuarial and
Risk team before becoming Chief Actuary of the Global
Mortgage Group in April 2020. Prior to joining Arch, Mr.

86	| 2026 PROXY STATEMENT
Tiernan held various actuarial pricing roles with Zurich
Insurance plc in Dublin from 2013-2014 and with Aviva
General Insurance Ltd. in Dublin from 2008-2012. Mr.
Tiernan holds a Bachelor’s Degree in Actuarial and
Financial Studies from University College Dublin and is a
Fellow of the Institute and Faculty of Actuaries in the U.K.,
the Casualty Actuarial Society in the U.S. and the Society
of Actuaries in Ireland.
Christine Todd, 59, is Chief Investment Officer of Arch
Capital Group Ltd. and President of AIM where she is
responsible for setting the firm’s investment strategy and
managing the day-to-day operations of the investment
portfolio. Before joining Arch in 2021, Ms. Todd was Head
of Fixed Income, U.S., for Amundi US. She has also held
executive roles at Neighborly Investments, Standish
Mellon Asset Management Company LLC, and Gannett,
Welsh & Kotler. She is a Chartered Financial Analyst and
holds a bachelor’s degree from Georgetown University
and an MBA from Boston University.
Required Vote
The affirmative vote of a majority of the voting power of
all of our issued and outstanding common shares
represented by shareholders present in person or by
proxy at the Annual Meeting will be required for the
election of Designated Company Directors.
Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

2026 PROXY STATEMENT |	A-1
ANNEX A—GENERAL INFORMATION

Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy
Materials for the Annual Meeting to be held on May 5,
2026: Our Proxy Statement and our 2025 Annual Report
are available at proxyvote.com.
Notice and Access
We are furnishing proxy materials to our shareholders
primarily via the internet under the SEC’s “Notice and
Access” rules. On or about March 24, 2026, we expect to
mail to our shareholders a Notice containing instructions
on how to access our proxy materials, including our Proxy
Statement and 2025 Annual Report. The Notice also will
instruct you on how to access and submit your proxy
through the internet, by phone or with your mobile
device. If you would like to receive printed proxy
materials, please follow the instructions on the Notice.
Electronic Access to Proxy Materials
This Proxy Statement and our 2025 Annual Report are
available at proxyvote.com or at the Company’s website,
archgroup.com. If you received paper copies of this year’s
Proxy Statement and Annual Report or our Notice by mail,
you can elect to receive an e-mail message in the future
that will provide a link to those documents on the
internet.
If you have already enrolled in the electronic access
service, you will continue to receive your proxy materials
by e-mail, unless and until you change your delivery
preference.
Registered and Beneficial Shareholders may enroll in the
electronic proxy and annual report access service for
future annual general meetings by registering at
proxyvote.com. If you vote via the internet, simply follow
the prompts that link you to that website.

Shareholders Entitled to Vote and Voting Standard
Our Board set March 9, 2026 as the Record
Date for the Annual Meeting. This means that
shareholders as of the close of business on that date are
entitled to receive the Notice of the Annual Meeting and
vote at the Annual Meeting and any and all
postponements or adjournments of the Annual Meeting.
On the Record Date, there were 356,272,841 common
shares issued and outstanding and entitled to vote,
subject to our bye-laws (described below). Each holder of
record of shares on the Record Date is entitled to cast
one vote per share, subject to the limitations described
below. Only holders of the Company’s common shares
may vote at the Annual Meeting. The Company’s issued
and outstanding preferred shares have no voting rights
(except in very limited circumstances, which do not
currently apply).
How to Vote
You are encouraged to vote in advance of the
Annual Meeting, even if you are planning to
attend.
You can use any of the following methods listed to vote.
Make sure you have your proxy card, Notice or voting
instruction form in hand and follow the instructions.
Registered Shareholders
Shareholders who hold their shares directly with our
stock registrar, Equiniti Trust Company, LLC, can vote any
one of several ways:
Via the Internet: Visit proxyvote.com and follow
the instructions on the website.
If you vote via the internet or by phone, your voting
instructions may be transmitted until 11:59 p.m. Eastern
Daylight Time on May 4, 2026.

A-2	| 2026 PROXY STATEMENT
By Phone: Call 800-690-6903 and follow the voice
prompts.
By Mail: Sign, date and return the proxy card.
By QR Code: Scan the QR Code on your proxy card
or Notice to vote with your mobile device.
Attending the Meeting: Attend the Annual
Meeting, or send a personal representative with an
appropriate proxy, to vote by ballot at the meeting (see
below “Annual Meeting Attendance”).
Beneficial Shareholders
Shareholders who hold their shares beneficially through
an institutional holder of record such as a bank or broker
(sometimes referred to as holding shares “in street
name”), will receive voting instructions from that holder
of record. If you wish to vote at the Annual Meeting, you
must obtain a legal proxy from the holder of record of
your shares and present it at the meeting.

Quorum; Votes Required for Approval
The presence of two or more persons representing, in
person or by proxy, including proxies properly submitted
by mail, telephone or internet, at least a majority of the
voting power represented by the shares entitled to vote
at the Annual Meeting is necessary to constitute a
quorum. If a quorum is not present, the Annual Meeting
may be adjourned until a quorum is obtained. The
affirmative vote of a majority of the voting power held by
the shareholders present in person or by proxy at the
Annual Meeting will be required for approval of each of
the proposals, except for Item 1 as described below and
Item 2 which is advisory and does not have a required
vote.
With respect to Item 1, in any uncontested election of
directors, the affirmative vote of a majority of the votes
cast will be required to elect each director. In the event of a director election in which the number of director
nominees exceeds the number of directors to be elected,
the directors will be elected by a plurality of the votes
cast for such directors. Our Corporate Governance
Guidelines provide that in an uncontested election, any
nominee for director who fails to receive a majority of the
votes cast in such election will be obligated to tender his
or her resignation to the Board, subject to acceptance by
the Board. The Nominating and Governance Committee
or other Committee designated by our Board will consider
any such resignation and make a recommendation to the
Board whether to accept or reject the resignation. The
Board would then be required to accept or reject the
resignation within 90 days following certification of the
election results, taking into account all relevant facts and circumstances, and would publicly disclose its reasons if
the resignation is not accepted.
Abstentions and broker non-votes (i.e., shares held by a
broker which are represented at the meeting but with
respect to which such broker does not have discretionary
authority to vote on a particular proposal) will be counted
for purposes of determining whether or not a quorum
exists. Abstentions will not be considered in determining
the number of votes necessary for approval of Item 1 and
will be considered in determining the number of votes
necessary for approval of Items 3 and 4.
Several of our officers and directors will be present at the
Annual Meeting and available to respond to questions.
Our independent auditors are expected to be present at
the Annual Meeting and will have an opportunity to make
a statement if they desire to do so and are expected to be
available to respond to appropriate questions.

Effect of Your Proxy
Your proxy authorizes another person to vote your shares on your behalf at the Annual Meeting.
If your valid proxy is received by internet, telephone or
mail before the deadline, the persons designated as
proxies will vote your shares per your directions. We have
designated two of our officers as proxies for the 2026
Annual Meeting—Nicolas Papadopoulo and François
Morin.
Should any other matter not referred to in this Proxy
Statement properly come before the meeting, the

2026 PROXY STATEMENT |	A-3
designated proxies will vote in their discretion. If any
director nominee should refuse or be unable to serve, an
event that is not anticipated, your shares will be voted for the person designated by the Board to replace such
nominee or, alternatively, the Board may reduce the
number of directors on the Board.

Effect of Not Casting Your Vote
Registered Shareholders
When a valid proxy is received, but specific choices are
not indicated, the designated proxies will vote as
recommended by the Board.
Beneficial Shareholders
It is critical that you cast your vote if you want it to count in the election of directors and most other items on the
agenda. Under applicable regulations, if you hold your
shares beneficially and do not instruct your bank, broker
or other holder of record on how to vote your shares, the
holder of record will only have discretion to vote your
uninstructed shares on the appointment of our
independent registered public accounting firm (Item 3).
The holder of record will not have discretion to vote your
uninstructed shares on the other proposals in this Proxy
Statement (Items 1, 2, and 4), resulting in “broker non-
votes” on those items.

Revoking Your Proxy or Changing Your Vote
You may change your vote at any time before the proxy is exercised.
Registered Shareholders
If you voted by mail, you may revoke your proxy at any
time before it is exercised by executing and delivering a
timely and valid later-dated proxy, by voting by ballot at
the meeting or by giving written notice to the Secretary. If you voted via the internet or by phone, you may change
your vote with a timely and valid later internet or
telephone vote, or by voting by ballot at the meeting.
Attendance at the meeting will not have the effect of
revoking a proxy unless (1) you give proper written notice
of revocation to the Secretary before the proxy is
exercised, or (2) you vote by ballot at the meeting.
Beneficial Shareholders
Follow the specific directions provided by your bank,
broker or other holder of record to change or revoke any
voting instructions you have already provided.
Alternatively, you may vote your shares by ballot at the
meeting if you obtain a legal proxy from your holder of
record and present it at the meeting.

Annual Meeting Attendance
If you were a shareholder as of the Record Date, March 9, 2026, you are invited to attend our
Annual Meeting.
Where: virtualshareholdermeeting.com/ACGL2026
To log in to the Annual Meeting as a shareholder, a
control number will be required. The control number can
be found on your proxy card, voting instruction form or
Notice to shareholders.
Submitting Questions in Advance: Any questions for
the Annual Meeting must be submitted in advance to
shareholderinfo@archgroup.com by 11:59 p.m. Eastern
Daylight Time on May 1, 2026.
Date: Tuesday, May 5, 2026
Time: 12:00 p.m. local Bermuda time (11:00 a.m. Eastern
Daylight Time)

A-4	| 2026 PROXY STATEMENT

Limitation on Voting Under Our Bye-laws
Under our bye-laws, if the votes conferred by shares of
the Company, directly or indirectly or constructively
owned (within the meaning of Section 958 of the Internal
Revenue Code of 1986, as amended (the “Code”)), by any
U.S. person (as defined in Section 7701(a)(30) of the
Code) would otherwise represent more than 9.9% of the
voting power of all shares entitled to vote generally at an
election of directors, the votes conferred by such shares
on such U.S. person will be reduced, subject to certain
exceptions, by whatever amount is necessary so that after
any such reduction the votes conferred by the shares to
such person will constitute 9.9% of the total voting power
of all shares entitled to vote generally at an election of
directors. There may be circumstances in which the votes
conferred on a U.S. person are reduced to less than 9.9%
as a result of the operation of our bye-laws because of
shares that may be attributed to that person under the
Code. Notwithstanding the provisions of our bye-laws
described above, after having applied such provisions as
best as they consider reasonably practicable, the Board
may make such final adjustments to the aggregate
number of votes conferred by the shares on any U.S.
person that they consider fair and reasonable in all the
circumstances to ensure that such votes represent 9.9%
of the aggregate voting power of the votes conferred by
all shares of Arch Capital entitled to vote generally at an
election of directors.
In order to implement our bye-laws, we will assume that
all shareholders are U.S. persons unless we receive
assurances satisfactory to us that they are not U.S.
persons.

Proxy Solicitation
Proxies are being solicited by and on behalf of the Board.
In addition to the use of the mail, proxies may be solicited telephonically, electronically or by other means of
communication, in each case by our directors, officers
and employees.
The Company is paying the entire costs of the solicitation.
We have retained MacKenzie Partners, Inc. to aid in the
solicitation of proxies and verify records related to the
solicitation for a fee of approximately $14,500 plus
expenses. We will reimburse brokerage houses,
nominees, fiduciaries and other custodians for their costs
in forwarding proxy materials. We may request by phone,
mail, electronic mail or other means the return of proxy
cards.

Corporate Governance Materials
Shareholders can see our Board Committee Charters,
Code of Business Conduct, Corporate Governance
Guidelines and other corporate governance materials at
archgroup.com/sustainability-governance/documents.
Copies of these documents, as well as copies of this Proxy
Statement, are available to shareholders, without charge,
upon request to:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention: Secretary
E-Mail: shareholderinfo@archgroup.com

Reduce Duplicate Mailings
We have adopted a procedure approved by the SEC called
“householding.” Under this procedure, registered
shareholders, who have the same address and last name
and who receive either Notices or paper copies of the

2026 PROXY STATEMENT |	A-5
proxy materials in the mail, will receive only one copy of
our proxy materials, or a single envelope containing the
Notices for all shareholders at that address. This
consolidated method of delivery will continue unless one
or more of these shareholders notifies us that they would
like to receive individual copies of proxy materials.
Shareholders who participate in householding will
continue to receive separate proxy cards or Notices that
include each shareholder’s unique control number for
voting the shares held in each account.
Registered Shareholders who wish to discontinue
householding and receive separate copies of proxy
materials may notify Broadridge by calling 866-540-7095,
or send a written request to the Company’s Secretary at
the address of our principal office.
Beneficial Shareholders may request information about
householding from your bank, broker or other holder of
record.

Shareholder Proposals for the 2027 Annual General Meeting
To be included in our Proxy Statement and form of proxy
relating to the 2027 annual general meeting of
shareholders, all proposals of security holders intended to
be presented at the 2027 annual general meeting must be
received by the Company not later than November 24,
2026, and must comply with Rule 14a-8 of the Exchange
Act.
For any proposal that is not submitted for inclusion in
next year’s Proxy Statement (as described in the
preceding paragraph) but is instead submitted outside
the processes of Rule 14a-8 and sought to be presented
directly at next year’s annual general meeting, our bye-
laws provide that any shareholder desiring to make a
proposal or nominate a director at an annual general
meeting must provide written notice of such proposal or
nomination to the Secretary of the Company at least
50 days prior to the date of the annual general meeting at
which such proposal or nomination is proposed to be
voted upon (or, if less than 55 days’ notice of an annual
general meeting is given, shareholder proposals and
nominations must be delivered no later than the close of
business on the seventh day following the day notice of
the meeting was first given to shareholders). The date of
our 2027 annual general meeting is expected to be held
no earlier than May 4, 2027, and no later than May 6,
2027. As a result, any shareholder desiring to make a
proposal or nominate a director at the 2027 annual
general meeting must provide written notice of such
proposal or nomination no later than March 15 through
March 17, 2027, as applicable in order to comply with our
bye-laws (except see below regarding nominations
pursuant to the universal proxy rules). Any such proposal
or nomination must include the information required
under our bye-laws with respect to each proposal or
nomination and the shareholder making such proposal or
nomination.
In addition, to comply with the universal proxy rules
under the Exchange Act, shareholders who intend to
solicit proxies in support of director nominees other than
the Company’s nominees at the 2027 annual general
meeting generally must provide written notice no later
than 60 calendar days prior to the anniversary of the
previous year’s annual meeting date (or the first business
day after such date). As a result, any shareholder desiring
to nominate a director at the 2027 annual general
meeting must provide written notice of such nomination
no later than March 8, 2027. Such notice also must set
forth the information required by Rule 14a-19 under the
Exchange Act in addition to the information required
under our bye-laws.
A shareholder proponent must be a shareholder of the
Company who was a shareholder of record both at the
time of giving of notice and at the time of the annual
general meeting and who is entitled to vote at the annual
general meeting and must otherwise comply with the
requirements of our bye-laws.
Proposals and other items of business should be
directed to the attention of:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention: Secretary
E-Mail: shareholderinfo@archgroup.com

A-6	| 2026 PROXY STATEMENT

Contacting Our Board, Individual Directors and Committees
You can contact any of our directors by writing to them
care of:
Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention: Secretary
E-Mail: shareholderinfo@archgroup.com
Employees and others who wish to contact the Board or
any member of the Audit Committee to report any
complaint or concern with respect to accounting, internal
accounting controls or auditing matters, may do so
anonymously by using the above address.

Registered and Principal Executive Offices

Our registered office is located at:	Our principal executive offices are located at:
Clarendon House 2 Church Street Hamilton HM 11, Bermuda Phone: (441) 295-1422	Waterloo House, Ground Floor 100 Pitts Bay Road Pembroke HM 08, Bermuda Phone: (441) 278-9250

2026 PROXY STATEMENT |	B-1
ANNEX B—NON-GAAP FINANCIAL MEASURES
In presenting our results for purposes of compensation
determinations, we include and discuss certain non-GAAP
financial measures as defined in Regulation G. We believe
that these non-GAAP financial measures, which may be
defined differently by other companies, are important for
an understanding of our overall results of operations and
financial condition. However, they should not be viewed as
a substitute for measures determined in accordance with
GAAP.
After-tax operating income available to Arch common
shareholders which is defined as net income available to
Arch common shareholders, excluding net realized gains or
losses (which includes, but is not limited to, realized and
unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized
and unrealized gains or losses on derivative instruments,
changes in the allowance for credit losses on financial
assets and gains or losses realized from the acquisition or
disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net
foreign exchange gains or losses, transaction costs and
other, net of income taxes (which for the 2023 fourth
quarter includes a one-time deferred income tax benefit
related to the enactment of Bermuda’s new corporate
income tax), and loss on redemption of preferred shares.
Annualized operating return on average common equity
represents after-tax operating income available to Arch
common shareholders divided by average common
shareholders’ equity during the period. Management uses
Operating ROE as a key measure of the return generated to
our common shareholders.
The following table summarizes our consolidated financial
data, including a reconciliation of net income available to
Arch common shareholders to after-tax operating income
available to Arch common shareholders. Each line item
reflects the impact of our percentage ownership of Somers’
common equity through June 30, 2021. In July 2021, the
Company announced the completion of the previously
disclosed acquisition of Somers by Greysbridge Holdings
Ltd., (“Greysbridge”). Based on the governing documents of
Greysbridge, the Company has concluded that, while it will
retain significant influence over Somers, Somers no longer
constitutes a variable interest entity. Effective July 1, 2021,
Arch no longer consolidates the results of Somers in its
consolidated financial statements and footnotes.

	Year Ended
	December 31,
(in millions)	2025	2024	2023	2022	2021	2020	2019	2018	2017	2016
Net income available to Arch common shareholders (a)	$4,359	$4,272	$4,403	$1,436	$2,093	$1,364	$1,595	$714	$567	$665
Net realized (gains) losses	(464)	(197)	165	663	(307)	(815)	(350)	301	(142)	(47)
Equity in net (income) of investment funds accounted for using the equity method	(504)	(580)	(278)	(115)	(366)	(147)	(124)	(46)	(142)	(48)
Net foreign exchange losses (gains)	128	(75)	62	(102)	(43)	81	11	(60)	114	(32)
Transaction costs and other	75	81	6	—	1	10	14	12	22	42
Loss on redemption of preferred shares	—	—	—	—	15	—	—	3	7	—
Income tax expense (benefit)	106	41	(1,157)	(42)	42	64	16	(15)	22	(2)
After-tax operating income available to Arch common shareholders (b)	$3,700	$3,542	$3,201	$1,840	$1,435	$557	$1,163	$909	$447	$577

Beginning common shareholders’ equity	$19,990	$17,523	$12,080	$12,716	$12,326	$10,717	$8,660	$8,324	$7,481	$5,842
Ending common shareholders’ equity	23,376	19,990	17,523	12,080	12,716	12,326	10,717	8,660	8,324	7,481
Average common shareholders’ equity (c)	$21,683	$18,757	$14,802	$12,398	$12,521	$11,522	$9,689	$8,492	$7,903	$6,114

Annualized net income return on average common equity (a)/(c)	20.1%	22.8%	29.7%	11.6%	16.7%	11.8%	16.5%	8.4%	7.2%	10.9%
Annualized operating return on average common equity (b)/(c)	17.1%	18.9%	21.6%	14.8%	11.5%	4.8%	12.0%	10.7%	5.7%	9.4%

B-2	| 2026 PROXY STATEMENT
Tangible book value per common share represents
common shareholders’ equity available to Arch less
goodwill and intangible assets (excluding amounts
attributable to non-controlling interests). We believe that
tangible book value per common share is useful to
investors because it provides a more accurate measure of
the realizable value of shareholder returns by excluding the impact of goodwill and intangible assets.
Adjusted tangible book value per common share
represents common shareholders’ equity available to Arch
less goodwill and intangible assets (excluding amounts
attributable to non-controlling interests) and AOCI, net of
deferred income tax related to AOCI, as presented on the
Company’s balance sheet.
Underwriting income represents the pre-tax profitability of
our underwriting operations and includes net premiums
earned plus other underwriting income, less losses and loss
adjustment expenses, acquisition expenses and other
operating expenses. Other operating expenses include
those operating expenses that are incremental and/or
directly attributable to or individual underwriting
operations. Underwriting income or loss does not
incorporate certain income and expense items which are
included in corporate. While these measures are presented
in note 4, “Segment Information,” on pages 121-125 to the
consolidated financial statements in our 2025 Annual
Report, they are considered non-GAAP financial measures
when presented elsewhere on a consolidated basis.
The following table provides a reconciliation of book value per common share to tangible book value and adjusted tangible book value per common share:

	Year Ended
	December 31
(in millions, except per share amounts)	2025	2024	2023	2022	2021	2020	2001
Total shareholders’ equity available to Arch	$24,206	$20,820	$18,353	$12,910	$13,546	$13,106	$1,020
Less preferred shareholders’ equity	830	830	830	830	830	780	—
Common shareholders’ equity available to Arch (a)	$23,376	$19,990	$17,523	$12,080	$12,716	$12,326	$1,020
Less: goodwill and intangible assets	1,222	1,351	730	802	942	682	26
Common shareholders’ equity available to Arch less goodwill and intangible assets (b)	$22,154	$18,639	$16,793	$11,278	$11,774	$11,644	$994

Less: Accumulated other comprehensive income (loss), net of deferred income tax	5	(720)	(676)	(1,646)	(65)	489	—
Common shareholders’ equity available to Arch less goodwill and intangible assets and AOCI (c)	$22,149	$19,359	$17,469	$12,924	$11,839	$11,155	$994

Common shares and common share equivalents outstanding, net of treasury shares (d)	359.0	376.4	373.3	370.3	378.9	406.7	502.2

Book value per common share (a)/(d)	$65.11	$53.11	$46.94	$32.62	$33.56	$30.31	$2.03
Tangible book value per common share (b)/(d)	$61.71	$49.52	$44.99	$30.45	$31.07	$28.63	$1.98
Adjusted tangible book value per common share (c)/(d)	$61.70	$51.43	$46.80	$34.90	$31.25	$27.43	$1.98

Arch

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Daylight Time on May 4, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **virtualshareholdermeeting.com/ACGL2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on May 4, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V84941-P44858

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARCH CAPITAL GROUP LTD.

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
1a.	Francis Ebong	☐	☐	☐
1b.	Eileen Mallesch	☐	☐	☐
1c.	Brian S. Posner	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
2.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

		For	Against	Abstain
3.	To appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

4. To elect the nominees listed as Designated Company Directors so that they may be elected directors of certain of our non-U.S. subsidiaries.

		For	Against	Abstain
4a.	Brian Chen	☐	☐	☐
4b.	Crystal Doughty	☐	☐	☐
4c.	Matthew Dragonetti	☐	☐	☐
4d.	Seamus Fearon	☐	☐	☐
4e.	Jerome Halgan	☐	☐	☐
4f.	Chris Hovey	☐	☐	☐
4g.	François Morin	☐	☐	☐
4h.	David J. Mulholland	☐	☐	☐
4i.	Chiara Nannini	☐	☐	☐
4j.	Maamoun Rajeh	☐	☐	☐
4k.	William Soares	☐	☐	☐
4l.	Alan Tiernan	☐	☐	☐
4m.	Christine Todd	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF

ARCH CAPITAL GROUP LTD.

May 5, 2026

Please mark, sign and date this proxy card on the reverse side and return promptly in the enclosed envelope.

V84942-P44858

ARCH CAPITAL GROUP LTD.

PROXY CARD FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS ON MAY 5, 2026

This proxy is solicited by the board of directors of Arch Capital Group Ltd. (the "Company").
The undersigned hereby appoints Nicolas Papadopoulo and François Morin as proxies, each with full power of substitution, to represent the undersigned and to vote all common shares of the Company held of record by the undersigned on March 9, 2026, or which the undersigned would otherwise be entitled to vote at the Annual General Meeting to be held on May 5, 2026, and any adjournment thereof, upon all matters that may properly come before the Annual General Meeting. **All shares eligible to be voted by the undersigned will be voted by the proxies named above in the manner specified on the reverse side of this card, and such proxies are authorized to vote in their discretion on such other matters as may properly come before the Annual General Meeting.**

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement and the Company's Annual Report on Form 10-K for the year ended December 31, 2025, and hereby revokes all previously granted proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

Continued and to be signed on reverse side